                             [PHOTO]


                                  ANNUAL REPORT SEPTEMBER 30, 1999

OPPENHEIMER
STRATEGIC INCOME FUND


[OPPENHEIMERFUNDS LOGO](R)
THE RIGHT WAY TO INVEST

CONTENTS

 1 President's Letter

 3 An Interview
   with Your Fund's Managers

 8 Fund Performance

14 FINANCIAL
   STATEMENTS

67 INDEPENDENT
   AUDITORS' REPORT

68 Federal
   Income Tax
   Information

69 Officers and Trustees

REPORT HIGHLIGHTS
--------------------------------------------------------------------------------

Declining emerging market bond prices in the wake of 1998's global financial crisis were only partially offset by STABLE TO RISING EMERGING MARKETS BOND PRICES AS OF THE END OF THE REPORTING PERIOD.

We believe that higher yielding bonds--such as emerging markets debt and high yield U.S. corporate bonds--CURRENTLY OFFER THE MOST ATTRACTIVE VALUES IN THE FIXED INCOME MARKETS.

As bond prices declined from the effects of last year's financial crisis and recent interest rate hikes, WE ARE OPTIMISTIC ABOUT THE POTENTIAL FOR CAPITAL APPRECIATION.


AVERAGE ANNUAL
TOTAL RETURNS

For the 1-Year Period Ended 9/30/99*

CLASS A
Without        With
Sales Chg.     Sales Chg.
2.91%          -1.98%

CLASS B
Without        With
Sales Chg.     Sales Chg.
1.92%          -2.79%

CLASS C
Without        With
Sales Chg.     Sales Chg.
1.92%          0.98%

CLASS Y
Without        With
Sales Chg.     Sales Chg.
3.07%          3.07%

NOT FDIC INSURED.
NO BANK GUARANTEE.
MAY LOSE VALUE.

*     See page 12 for further details.

[PHOTO]

JAMES C. SWAIN
CHAIRMAN
OPPENHEIMER
STRATEGIC INCOME FUND

BRIDGET A. MACASKILL
PRESIDENT
OPPENHEIMER
STRATEGIC INCOME FUND

PRESIDENT'S LETTER
--------------------------------------------------------------------------------

DEAR SHAREHOLDER,

In many ways, the 1999 investment environment has, so far, unfolded as many expected it would, producing both attractive opportunities and formidable challenges for investors.

     On the economic front, early worries about the effects of global weakness in the wake of last year's credit and currency crises have abated. Instead, as many economies around the world begin to strengthen, concerns now center around whether the U.S. economy may be growing too quickly. Throughout the year, consumers in the United States have continued to spend and borrow heavily, more than offsetting any temporary slowdown in the industrial and export sectors.

     The economy's strength has not gone unnoticed by the nation's monetary policymakers. In an effort to ward off emerging inflationary pressures, the Federal Reserve Board increased short-term interest rates this past summer.

     Market reaction to robust economic growth has been mixed. The U.S. bond market has generally declined, as fixed income investors became increasingly concerned about the effects of rising interest rates.

     In the stock market, the performance of large-capitalization growth stocks, which has driven the market's advance over the past few years, has begun to moderate, and many previously out-of-favor value-oriented mid-cap and small-cap stocks have rallied. At the same time, a healthy percentage of actively managed, diversified portfolios have once again begun to outperform unmanaged stock indices such as Standard & Poor's 500.

                      1 OPPENHEIMER STRATEGIC INCOME FUND

PRESIDENT'S LETTER
--------------------------------------------------------------------------------

At OppenheimerFunds, we applaud the Fed's pre-emptive strike against inflation. In our view, history has repeatedly demonstrated that most financial assets do best in a low-inflation environment. What's more, we believe that the move to higher interest rates should be temporary.

     One recent development is quite troublesome to us however: the increasing popularity of "day trading" among individuals seeking to make fast money in a volatile stock market. In our opinion, day trading is not investing, it is gambling. Experience proves that without extensive research and analysis, attempting to time short-term price swings is a fool's errand. Instead, we continue to encourage investors to maintain a long-term perspective that is measured in years, not days.

     Finally, while we remain alert to the potential impact of the Y2K issue, we are encouraged by the progress made in addressing the matter. At OppenheimerFunds, our shareholder accounting systems are already Y2K compliant, and we have successfully participated in all required industrywide tests. We intend to continue retesting our systems in order to help further protect against any potential problems. After all, whether in our computer accounting systems or the financial markets, managing risk is an important part of what makes OppenheimerFunds The Right Way to Invest.

Sincerely,


/s/ JAMES C. SWAIN            /s/ BRIDGET A. MACASKILL

    James C. Swain                Bridget A. Macaskill

    October 21, 1999


                      2 OPPENHEIMER STRATEGIC INCOME FUND

[PHOTO]

PORTFOLIO MANAGEMENT
TEAM (L TO R)

ART STEINMETZ
DAVID NEGRI


AN INTERVIEW WITH YOUR FUND'S MANAGERS
--------------------------------------------------------------------------------

HOW DID OPPENHEIMER STRATEGIC INCOME FUND PERFORM DURING THE ONE-YEAR PERIOD THAT ENDED SEPTEMBER 30, 1999?

A. Given the very challenging conditions in the world's fixed income markets, we are generally pleased with the Fund's relative performance over the past year. Poor market performance in the wake of last year's currency and credit crises in the emerging markets was only partially offset by greater market stability in 1999. In addition, higher U.S. interest rates adversely affected the prices of U.S. government securities, which offset strength in the U.S. corporate bond sector.

HOW WOULD YOU CHARACTERIZE THE INVESTMENT ENVIRONMENT OVER THE PAST YEAR?

The world's bond markets have been highly volatile over the past year, especially in the emerging markets. When the reporting period began on October 1, 1998, we were in the midst of the global financial crisis, which had spread from Asia to Russia, and was threatening Latin America. The U.S. and international bond markets were further unsettled by problems experienced by a number of hedge funds during the summer of 1998. These large, highly leveraged, private investment companies were forced to sell large amounts of bonds into an already troubled market, causing many bond prices to plummet. In 1999, both the global financial crisis and hedge fund problems have appeared to ease. Signs began to emerge early in 1999 that troubled emerging market economies were stabilizing, and emerging market bond prices began to rise from depressed levels.


                       3 OPPENHEIMER STRATEGIC INCOME FUND

"YIELD SPREADS HAVE
NOT BEEN MUCH WIDER
THAN THEY ARE TODAY,
DESPITE THE FACT THAT
INDIVIDUAL GOVERNMENTS
AND COMPANIES
ARE FISCALLY STRONG."


AN INTERVIEW WITH YOUR FUND'S MANAGERS
--------------------------------------------------------------------------------

In the United States, stronger-than-expected economic growth caused the Federal Reserve Board to raise short-term interest rates twice during the summer of 1999. Most U.S. government securities prices fell in anticipation of these rate hikes. However, the strong economy benefited many high yield corporate bonds, and prices generally rose in expectation of higher corporate profits and credit quality.

HOW DID YOU MANAGE YOUR EMERGING MARKET INVESTMENTS IN THIS ENVIRONMENT?

Consistent with our longstanding investment strategy, we have continued to emphasize those areas of the bond market where we have identified attractive relative values. Emerging market bonds currently offer yields at the high end of their range relative to developed-market bonds, providing the potential for capital appreciation. Although we have not yet seen that potential realized, we believe that it will occur when investors become convinced that global economic recovery is truly under way.

     Accordingly, we have increased our holdings in the Fund's emerging markets sector, where we have focused on attractive values in Southeast Asia. By the same token, we have de-emphasized investments in Latin American markets. In our view, these economies may be slow to recover. While attractive values in Latin American bonds and currencies exist, higher U.S. interest rates are likely to adversely affect bond prices there. Therefore, we do not yet believe that the time is right to increase our exposure to Latin America.

                       4 OPPENHEIMER STRATEGIC INCOME FUND

AVERAGE ANNUAL
TOTAL RETURNS
For the Periods Ended 9/30/99(1)

Class A             Since
1-Year    5-Year    Inception
-1.98%    6.19%     8.57%

Class B             Since
1-Year    5-Year    Inception
-2.79%    6.13%     7.14%

Class C             Since
1-Year    5-Year    Inception
0.98%     N/A       6.27%

Class Y             Since
1-Year    5-Year    Inception
3.07%     N/A       1.43%

HOW HAVE YOU MANAGED THE FUND'S HOLDINGS OF U.S. GOVERNMENT AND CORPORATE BONDS?

We have found particularly attractive values in certain areas of the U.S. government securities sector. While returns from U.S. Treasury securities have been negative so far in 1999 because of higher interest rates, total returns of mortgage-backed securities issued by government agencies have been mostly positive. Bonds issued by the Federal Home Loan Mortgage Corp., a government agency, represent a particularly dramatic example of relative value in this area. These mortgage-backed securities typically yield about 40 basis points more than U.S. Treasury securities; currently they yield about 90 basis points more. We have attempted to take advantage of relative values such as these by increasing our holdings of mortgage-backed securities, including "interest-only" securities whose prices tend to increase as interest rates rise.

     We have also increased our exposure to high yield corporate bonds. Like the profits of the U.S.-based corporations that issue them, these securities tend to do well in a strong economy. Our favorite corporate sector continues to be the telecommunications industry, which is growing dramatically. More recently, we have added to our energy holdings as commodities prices have improved. We've also increased our exposure to economically sensitive companies, such as producers of chemicals, steel and paper.


                       1. See page 12 for further details.

                       5 OPPENHEIMER STRATEGIC INCOME FUND

STANDARDIZED YIELDS(2)
For the 30 Days Ended 9/30/99
-----------------------------
Class A     10.56%
-----------------------------
Class B     10.35
-----------------------------
Class C     10.35
-----------------------------
Class Y     11.53


AN INTERVIEW WITH YOUR FUND'S MANAGERS
--------------------------------------------------------------------------------

DO YOU EXPECT Y2K-RELATED CONCERNS TO NEGATIVELY AFFECT THE FIXED INCOME
MARKETS?

We believe that any fallout from Y2K concerns will be minimal and temporary. We have evaluated the Y2K preparedness of bond issuers both in the United States and overseas. We are fairly impressed with the preparations to date of the U.S. government, many U.S. corporations and most of the nations' financial institutions. Therefore, we expect no serious problems to occur in these areas. While some international governments and companies are less prepared, they are also much less dependent on computer systems than their U.S. counterparts. Consequently, we believe that Y2K concerns will diminish shortly after January 2000 arrives.

WHAT IS YOUR OUTLOOK FOR THE FORESEEABLE FUTURE?

We are cautiously optimistic. We have attempted to position the Fund to take advantage of good values in emerging market, mortgage-backed and corporate bonds. If, as we expect, the U.S. economy remains strong and international economies gain strength next year, these investments should provide above-average total returns, including high yields and price appreciation.

     Nonetheless, we are prepared for continued volatility in the fixed income markets for the remainder of 1999. Higher U.S. interest rates implemented by the Federal Reserve Board over the summer may adversely affect international bond markets, for example. However, once this round of rate hikes is over, we believe the stage will be set for very attractive returns over the longer term.

2. Standardized yield is based on net investment income for the 30-day period ended September 30, 1999. Falling share prices will tend to artificially raise yields.


                       6 OPPENHEIMER STRATEGIC INCOME FUND

PORTFOLIO ALLOCATION(3)

[PIE CHART]

- Corporate
  Bonds             39.0%
- Gov't Agency
  Bonds             25.0
- Foreign Gov't
  Bonds             16.7
- U.S. Gov't
  Bonds             10.2
- Other Bonds        5.6
- Stocks             3.4
- Cash Equivalents   0.1

Having the patience and discipline to weather short-term volatility on the road to longer term gains is the essence of our investment strategy, and is an important reason Oppenheimer Strategic Income Fund is part of The Right Way to Invest.

TOP 10 COUNTRY HOLDINGS(4)
-----------------------------------------------
United States                           70.5%
-----------------------------------------------
Great Britain                            2.7
-----------------------------------------------
Mexico                                   2.5
-----------------------------------------------
Argentina                                2.4
-----------------------------------------------
Germany                                  2.1
-----------------------------------------------
Brazil                                   2.1
-----------------------------------------------
Supranational                            1.9
-----------------------------------------------
Venezuela                                1.3
-----------------------------------------------
Poland                                   1.2
-----------------------------------------------
Canada                                   1.2

TOP 5 INDUSTRIES--CORPORATE BONDS & NOTES(4)
--------------------------------------------------
Media/Entertainment: Telecommunications       8.2%
--------------------------------------------------
Media/Entertainment: Wireless Communications  3.7
--------------------------------------------------
Financial                                     2.6
--------------------------------------------------
Transportation                                2.5
--------------------------------------------------
Service                                       2.3

3. Portfolio data is subject to change. Percentages are as of September 30, 1999, and are dollar-weighted based on invested assets. The Fund may invest without limit in below-investment-grade securities, which carry a greater risk that the issuer may default on principal or interest payments, and in foreign securities, which entail higher expenses and risks, such as currency fluctuation.

4. Portfolio is subject to change. Percentages are as of September 30, 1999 and are based on total market value of investments.

                      7 OPPENHEIMER STRATEGIC INCOME FUND

FUND PERFORMANCE
--------------------------------------------------------------------------------

HOW HAS THE FUND PERFORMED?

Below is a discussion, by the Manager, of the Fund's performance during its fiscal year ended September 30, 1999, followed by a graphical comparison of the Fund's performance to two appropriate broad-based market indices.

MANAGEMENT'S DISCUSSION OF PERFORMANCE. During the fiscal year that ended September 30, 1999, Oppenheimer Strategic Income Fund's performance was only moderately influenced by declining bond prices in international markets. In this environment, the Fund's managers attempted to position the Fund to take advantage of depressed values and widened yield spreads. During the period, the managers continued to emphasize emerging market debt over bonds from the developed markets. Within the emerging markets, the Fund was focused on Southeast Asia, where attractive currency and bond values were identified in the wake of the global financial crisis. At the same time, investments in Latin American and Japanese markets were de-emphasized. In Europe, the Fund's exposure to European bonds and the euro was recently increased, as management expects economic growth in the region to accelerate. The Fund's portfolio holdings, allocations and strategies are subject to change.

COMPARING THE FUND'S PERFORMANCE TO THE MARKET. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until September 30, 1999. In the case of Class A shares, performance is measured from the inception of the class on October 16, 1989. In the case of Class B shares, performance is measured from the inception of the class on November 30, 1992. In the case of Class C shares, performance is measured from the inception of the class on May 26, 1995. In the case of Class Y shares, performance is measured from the inception of the class on January 26, 1998.


                       8 OPPENHEIMER STRATEGIC INCOME FUND

The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B and Class C shares, and reinvestments of all dividends and capital gains distributions.

     The performance of each class of the Fund's shares is compared to two indices because the Fund invests in a variety of debt securities in domestic and foreign markets. The Fund's performance is compared to the performance of the Lehman Brothers Aggregate Bond Index and the Salomon Brothers World Government Bond Index. The Lehman Brothers Aggregate Bond Index is a broad-based, unmanaged index of U.S. corporate bond issues, U.S. government securities and mortgage-backed securities widely regarded as a measure of the performance of the domestic debt securities market. The Salomon Brothers World Government Bond Index is an unmanaged index of fixed-rate bonds having a maturity of one year or more, widely regarded as a benchmark of fixed income performance on a worldwide basis.

     Index performance reflects the reinvestment of income but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs that follow shows the effect of taxes. The Fund's performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in the indices and include below-investment-grade obligations.

                      9 OPPENHEIMER STRATEGIC INCOME FUND

FUND PERFORMANCE
--------------------------------------------------------------------------------

CLASS A SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
Oppenheimer Strategic Income Fund (Class A), Lehman Brothers Aggregate Bond Index and Salomon Brothers World Government Bond Index

[The following table was originally a line graph in the printed materials.]

                                        Lehman
                     Oppenheimer       Brothers     Salomon Brothers
                  Strategic Income    Agggregate    World Government
                    Fund Class A      Bond Index       Bond Index

10/16/89               9525              10000            10000
09/30/90              10496              10498            10664
09/30/91              12278              12177            12269
09/30/92              13820              13705            14514
09/30/93              15698              15072            15840
09/30/94              15996              14586            16127
09/30/95              17374              16637            18737
09/30/96              19644              17452            19523
09/30/97              21861              19148            19993
09/30/98              22035              21352            22308
09/30/99              22677              21273            22415

AVERAGE ANNUAL TOTAL RETURN OF CLASS A SHARES OF THE FUND AT 9/30/99(1)

1-YEAR  -1.98%    5-YEAR  6.19%    LIFE  8.57%



CLASS B SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
Oppenheimer Strategic Income Fund (Class B), Lehman Brothers Aggregate Bond Index and Salomon Brothers World Government Bond Index

[The following table was originally a line graph in the printed materials.]

                              Lehman
            Oppenheimer      Brothers     Salomon Brothers
          Strategic Income  Aggregate     World Government
           Fund Class B     Bond Index       Bond Index

11/30/92        10000           10000           10000
09/30/93        11516           11141           11399
09/30/94        11643           10782           11606
09/30/95        12551           12298           13484
09/30/96        14081           12901           14050
09/30/97        15549           14154           14388
09/30/98        15590           15783           16054
09/30/99        15887           15725           16131

AVERAGE ANNUAL TOTAL RETURN OF CLASS B SHARES OF THE FUND AT 9/30/99(1)

1-YEAR  -2.79%    5-YEAR  6.13%    LIFE  7.14%


The performance information for both indices in the graphs begins on 10/31/89 for Class A, 11/30/92 for Class B, 5/31/95 for Class C and 1/30/98 for Class Y.

                      10 OPPENHEIMER STRATEGIC INCOME FUND

CLASS C SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
Oppenheimer Strategic Income Fund (Class C), Lehman Brothers Aggregate Bond Index and Salomon Brothers World Government Bond Index

[The following table was originally a line graph in the printed materials.]

                              Lehman
            Oppenheimer      Brothers    Salomon Brothers
          Strategic Income   Aggregate   World Government
           Fund Class C     Bond Index      Bond Index

05/26/95       10000           10000          10000
09/30/95       10309           10271           9953
09/30/96       11542           10744          10371
09/30/97       12774           11821          10621
09/30/98       12780           13182          11851
09/30/99       13027           13133          11908

AVERAGE ANNUAL TOTAL RETURN OF CLASS C SHARES OF THE FUND AT 9/30/99(1)

1-YEAR  0.98%      LIFE  5.27%



CLASS Y SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
Oppenheimer Strategic Income Fund (Class Y), Lehman Brothers Aggregate Bond Index and Salomon Brothers World Government Bond Index

[The following table was originally a line graph in the printed materials.]

                              Lehman
            Oppenheimer      Brothers    Salomon Brothers
          Strategic Income   Aggregate   World Government
           Fund Class Y     Bond Index      Bond Index

01/26/98        10000          10000           10000
09/30/98         9936          10695           11028
09/30/99        10241          10656           11081

AVERAGE ANNUAL TOTAL RETURN OF CLASS Y SHARES OF THE FUND AT 9/30/99(1)

1-YEAR  3.07%      LIFE  1.43%


1. See page 12 for further details.

Past performance is not predictive of future performance. Graphs are not drawn to the same scale.

                      11 OPPENHEIMER STRATEGIC INCOME FUND

NOTES
--------------------------------------------------------------------------------

IN REVIEWING PERFORMANCE AND RANKINGS, PLEASE REMEMBER THAT PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. THE FUND'S PERFORMANCE MAY FROM TIME TO TIME BE SUBJECT TO SUBSTANTIAL SHORT-TERM CHANGES, PARTICULARLY DURING PERIODS OF MARKET OR INTEREST RATE VOLATILITY. FOR UPDATES ON THE FUND'S PERFORMANCE, PLEASE CONTACT YOUR FINANCIAL ADVISOR, CALL US AT
1.800.525.7048 OR VISIT OUR WEBSITE, WWW.OPPENHEIMERFUNDS.COM.

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown.

CLASS A shares were first publicly offered on 10/16/89. The average annual total returns are shown net of the applicable 4.75% maximum initial sales charge. The Fund's maximum sales charge for Class A shares was lower prior to 2/1/93, so actual performance may have been higher.

CLASS B shares of the Fund were first publicly offered on 11/30/92. The average annual total returns are shown net of the applicable contingent deferred sales charges of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the "life-of-class" return for Class B uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.

CLASS C shares of the Fund were first publicly offered on 5/26/95. The average annual total returns are shown net of the applicable 1% contingent deferred sales charge for the one-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

CLASS Y shares of the Fund were first publicly offered on 1/26/98. Class Y shares are offered only to certain institutional investors under special agreement with the Distributor.

An explanation of the different performance calculations is in the Fund's prospectus.

                      12 OPPENHEIMER STRATEGIC INCOME FUND

                                                                 FINANCIALS








                      13 OPPENHEIMER STRATEGIC INCOME FUND

STATEMENT OF INVESTMENTS  September 30, 1999

                                                                                          FACE         MARKET VALUE
                                                                                     AMOUNT(1)           SEE NOTE 1
=====================================================================================================================
MORTGAGE-BACKED OBLIGATIONS--25.8%
---------------------------------------------------------------------------------------------------------------------
GOVERNMENT AGENCY--17.2%
---------------------------------------------------------------------------------------------------------------------
FHLMC/FNMA/SPONSORED--14.2%
Federal Home Loan Mortgage Corp., Collateralized Mtg. Obligations,
Gtd. Multiclass Mtg. Participation Certificates:
11.50%, 10/1/16                                                                   $  2,615,885         $  2,886,786
Series 1092, Cl. K, 8.50%, 6/15/21                                                   5,779,016            5,961,403
Series 1252, Cl. J, 8%, 5/15/22                                                      7,000,000            7,192,500
Series 1295, Cl. J, 7.50%, 3/15/07                                                   7,769,240            7,868,764
Series 1343, Cl. LA, 8%, 8/15/22                                                    17,100,000           17,522,028
Series 1455, Cl. J, 7.50%, 12/15/22                                                 18,527,500           18,741,678
Series 1562, Cl. C, 7%, 3/15/21                                                     10,000,000            9,962,500
Series 2121, Cl. QF, 6%, 1/15/24                                                    10,000,000            9,456,200
Series 2145, Cl. UJ, 6.50%, 7/15/26                                                 29,266,572           28,178,221
Series 2155, Cl. PM, 6%, 4/15/25                                                    21,808,000           20,588,115
---------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Gtd. Multiclass
Mtg. Participation Certificates:
10%, 5/1/20                                                                          1,162,295            1,257,313
10.50%, 5/1/20                                                                       2,538,941            2,758,306
12%, 6/1/17                                                                          5,248,776            5,903,194
Series 2075, Cl. PL, 6.25%, 3/15/28                                                 15,000,000           13,635,900
---------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Interest-Only
Stripped Mtg.-Backed Securities:
Series 176, Cl. IO, 14.002%, 6/1/26(2)                                               5,919,212            1,753,567
Series 183, Cl. IO, 18.529%, 4/1/27(2)                                               9,306,102            2,771,473
Series 192, Cl. IO, 12.721%-18.844%, 2/1/28(2)                                     107,203,160           32,797,467
Series 194, Cl. IO, 10.380%-10.87%, 4/1/28(2)                                       31,519,030            9,962,968
Series 197, Cl. IO, 9.524%-14.649%, 4/1/28(2)                                      272,777,790           85,243,062
Series 199, Cl. IO, 13.542%-22.218%, 8/1/28(2)                                     384,013,846          122,284,410
Series 202, Cl. IO, 10.166%-10.575%, 4/1/29(2)                                      32,876,582           10,844,135
Series 2036, Cl. PF, 12.33%, 3/15/28(2)                                              7,795,984            3,033,125
Series 2048, Cl. PJ, 11.896%, 4/15/28(2)                                            11,232,514            4,577,249
Series 2178, Cl. PI, 10.383%, 8/15/29(2)                                            22,989,733            5,747,433
---------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Mtg.-Backed Certificates, 10%, 4/1/20              1,479,102            1,586,618
---------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.-Government National Mortgage Assn.,
Gtd. Multiclass Mtg. Participation Certificates, Series 32, Cl. TG, 7%, 1/25/21     17,965,500           18,044,009
---------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn.:
6%, 8/1/13                                                                          24,133,704           23,228,691
6.50%, 1/1/29                                                                        6,109,669            5,859,967
6.50%, 10/25/13(3)                                                                 190,000,000          186,437,500
7%, 10/25/27(3)                                                                     85,000,000           83,526,100
7.50%, 10/1/29(3)                                                                   95,900,000           96,169,479
7.50%, 11/1/25-7/1/26                                                                7,941,236            7,973,164
9.50%, 4/1/20-11/25/27                                                               1,147,963            1,230,928
10.50%, 10/1/19                                                                      1,034,421            1,130,747
11%, 10/15/15-2/1/26                                                                 2,966,065            3,302,389
12%, 2/15/16                                                                         2,313,328            2,625,628
15%, 4/15/13                                                                         1,792,727            2,190,069


                      14 OPPENHEIMER STRATEGIC INCOME FUND

                                                                                         FACE         MARKET VALUE
                                                                                    AMOUNT(1)           SEE NOTE 1
--------------------------------------------------------------------------------------------------------------------
FHLMC/FNMA/SPONSORED CONTINUED
Federal National Mortgage Assn., Collateralized Mtg. Obligations,
Gtd. Multiclass Mtg. Participation Certificates:
Trust 1993-102, Cl. H, 6.80%, 9/25/22                                            $ 23,350,000       $   23,174,875
Trust 1998-19, Cl. PK, 6%, 9/18/26                                                 16,200,000           14,939,316
Trust 1998-30, Cl. QB, 6.50%, 4/18/19                                               8,805,000            8,793,994
Trust 1999-19, Cl. TC, 6.50%, 11/25/11                                              9,233,000            9,131,991
--------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., Collateralized Mtg. Obligations, Gtd.
Real Estate Mtg. Investment Conduit Pass-Through Certificates:
Trust 1990-18, Cl. K, 9.60%, 3/25/20                                                6,979,981            7,368,209
Trust 1993-38, Cl. U, 7.50%, 8/25/21                                               10,000,000           10,118,700
Trust 1994-27, Cl. PH, 6.50%, 9/25/22                                               4,045,000            3,988,087
Trust 1997-63, Cl. PC, 6.50%, 3/18/26                                               8,470,400            8,327,420
Trust 1998-36, Cl. PA, 6.25%, 7/18/13                                              10,000,000            9,968,700
--------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., Gtd. Real Estate
Mtg. Investment Conduit Pass-Through Certificates:
Trust 1989-4, Cl. D, 10%, 2/25/19                                                   6,129,398            6,531,610
Trust 1995-4, Cl. PC, 8%, 5/25/25                                                   8,692,100            8,941,998
--------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., Interest-Only
Stripped Mtg.-Backed Security:
Trust 249, Cl. 2, 14.441%, 10/25/23(2)                                              8,875,770            2,573,974
Trust 252, Cl. 2, 11.599%, 11/1/23(2)                                              26,161,996            7,574,716
Trust 276, Cl. 2, 12.061%, 10/1/24(2)                                              20,604,900            6,010,836
Trust 294, Cl. 1, 11.972%-25.189%, 2/1/28(2)                                      166,716,342           50,978,733
Trust 302, Cl. 2, 9.827%-9.867%, 6/2/29(2)                                         36,980,286           11,926,143
Trust 1997-9, Cl. H, 8.789%, 3/25/27(2)                                            25,000,000            8,843,750
--------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., Principal-Only
Stripped Mtg.-Backed Security:
Trust 1996-4, Cl. L, 4.446%, 1/25/24(4)                                            10,000,000            4,762,500
Trust 1997-44, Cl. B, 5.912%, 6/25/08(4)                                           15,904,036           12,027,427
                                                                                                   -----------------
                                                                                                     1,080,216,065

--------------------------------------------------------------------------------------------------------------------
GNMA/GUARANTEED--3.0%
Government National Mortgage Assn.:
7%, 1/15/28-8/15/28                                                                68,388,478           67,141,770
7.50%, 7/15/25-9/15/28                                                             55,482,829           55,759,486
8%, 5/15/26-9/15/28                                                                39,698,176           40,612,833
12.50%, 12/15/13-11/15/15                                                          11,977,692           13,647,263
13%, 10/15/15                                                                      16,481,308           19,356,525
13.50%, 6/15/15                                                                    20,752,783           24,665,008
--------------------------------------------------------------------------------------------------------------------
U.S. Department of Veterans Affairs, Interest-Only Gtd. Real Estate Mtg.
Investment Conduit Pass-Through Certificates, Vendee Mtg. Trust:
Series 1992-2, Cl. IO, 4.089%, 9/1/22(2)                                          106,112,038            2,752,281
Series 1995-2B, Cl. 2-IO, 12.679%, 6/1/25(2)                                       10,808,557              264,303
Series 1995-3, Cl. 1-IO, 5.858%, 9/1/25(2)                                        283,198,102            3,783,350
                                                                                                   -----------------
                                                                                                       227,982,819


                      15 OPPENHEIMER STRATEGIC INCOME FUND

                                                                                        FACE         MARKET VALUE
                                                                                   AMOUNT(1)           SEE NOTE 1
-------------------------------------------------------------------------------------------------------------------
PRIVATE--8.6%
-------------------------------------------------------------------------------------------------------------------
AGRICULTURAL--0.1%
Prudential Agricultural Credit, Inc., Farmer Mac Agricultural Real Estate
Trust Sr. Sub. Mtg. Pass-Through Certificates, Series 1992-2:
Cl. B2, 9.451%, 1/15/03(5,6)                                                    $  2,795,105         $  2,323,431
Cl. B3, 9.395%, 4/15/09(5,6)                                                       5,773,280            4,218,103
                                                                                                     --------------
                                                                                                        6,541,534

-------------------------------------------------------------------------------------------------------------------
COMMERCIAL--6.6%
Ameriquest Technology, Inc., Series 1999-I, 9.75%, 3/25/29(5)                     25,494,649           25,255,637
-------------------------------------------------------------------------------------------------------------------
AMRESCO Commercial Mortgage Funding I Corp., Multiclass Mtg.
Pass-Through Certificates, Series 1997-C1:
Cl. G, 7%, 6/17/29(5)                                                              1,550,000            1,234,187
Cl. H, 7%, 6/17/29(5)                                                              1,600,000            1,075,000
-------------------------------------------------------------------------------------------------------------------
Asset Securitization Corp., Commercial Mtg. Pass-Through Certificates:
Series 1995-MD4, Cl. A-4, 7.384%, 8/13/29                                          5,000,000            4,707,812
Series 1995-MD4, Cl. A-5, 7.384%, 8/13/29                                         20,000,000           17,943,750
Series 1997-D4, Cl. B1, 7.525%, 4/14/29(6)                                        11,875,000            8,984,180
Series 1997-D4, Cl. B2, 7.525%, 4/14/29(6)                                        24,582,312           18,075,681
Series 1997-D4, Cl. B3, 7.525%, 4/14/29(4)                                         5,532,925            3,615,421
Series 1997-D5, Cl. B1, 6.93%, 2/14/41                                             7,700,000            5,454,969
Series 1997-D5, Cl. B2, 6.93%, 2/14/41                                            21,050,000           14,360,047
-------------------------------------------------------------------------------------------------------------------
CBA Mortgage Corp., Mtg. Pass-Through Certificates, Series 1993-C1:
Cl. E, 6.72%, 12/25/03(5,6)                                                        2,609,000            2,242,109
Cl. F, 6.72%, 12/25/03(5,6)                                                       14,300,000           12,181,812
-------------------------------------------------------------------------------------------------------------------
Citicorp Mortgage Securities, Inc., Collateralized Mortgage Obligation,
Series 1999-3, Cl. A4, 6.50%, 5/25/29                                             41,752,593           39,456,201
-------------------------------------------------------------------------------------------------------------------
Citicorp Mortgage Securities, Inc., Sub. Bonds, Series 1993-5:
Cl. B3, 7%, 4/25/23(5)                                                             1,192,197            1,080,056
Cl. B4, 7%, 4/25/23(5)                                                               901,838              447,538
-------------------------------------------------------------------------------------------------------------------
Commercial Mortgage Acceptance Corp., Collateralized Mtg. Obligations,
Series 1996-C1, Cl. E, 8.074%, 12/25/20(6,7)                                       3,000,000            2,845,312
-------------------------------------------------------------------------------------------------------------------
CRIMMI MAE Trust I, Collateralized Mtg. Obligations,
Series 1996-C1, Cl. A2, 7.56%, 8/30/05(7)                                          6,300,000            5,943,164
-------------------------------------------------------------------------------------------------------------------
CS First Boston Mortgage Securities Corp., Mtg. Pass-Through Certificates,
Series 1998-C1, Cl. F, 6%, 5/17/40(5)                                              5,500,000            3,169,375
-------------------------------------------------------------------------------------------------------------------
FDIC Trust, Gtd. Real Estate Mtg. Investment Conduit Pass-Through
Certificates, Series 1994-C1:
Cl. 2-D, 8.70%, 9/25/25                                                            2,500,000            2,448,437
Cl. 2-E, 8.70%, 9/25/25                                                            2,500,000            2,435,937
Cl. 2-G, 8.70%, 9/25/25(5)                                                         4,870,000            4,694,984
-------------------------------------------------------------------------------------------------------------------
First Union-Lehman Brothers Commercial Mortgage Trust, Interest-Only
Stripped Mtg.-Backed Security, Series 1998-C2, Cl. IO, 9.569%, 5/18/28(2)        118,162,494            4,435,709
-------------------------------------------------------------------------------------------------------------------
General Motors Acceptance Corp., Collateralized Mtg. Obligations:
Series 1997-C1, Cl. G, 7.414%, 11/15/11                                           19,440,000           14,154,750
Series 1997-C2, Cl. F, 6.75%, 4/16/29                                             17,785,500           11,688,408


                      16 OPPENHEIMER STRATEGIC INCOME FUND

                                                                                               FACE          MARKET VALUE
                                                                                           AMOUNT(1)           SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------
COMMERCIAL Continued
General Motors Acceptance Corp., Commercial Mtg. Securities, Inc.,
Sub. Bonds, Series 1998-C2, Cl. D, 6.50%, 7/15/10                                      $  14,583,523         $ 12,993,008
---------------------------------------------------------------------------------------------------------------------------
General Motors Acceptance Corp., Interest-Only Stripped Mtg.-Backed
Security, Series 1997-C1, Cl. X, 8.996%, 7/15/27(2)                                      172,274,895           13,351,304
---------------------------------------------------------------------------------------------------------------------------
Goldman Sachs Group LP, Collateralized Bond Obligations, Sub. Bonds,
Series 1A, Cl. D, 12.54%, 6/13/01                                                          6,000,000            5,745,000
---------------------------------------------------------------------------------------------------------------------------
Lehman Brothers Commercial Conduit Mortgage Trust, Interest-Only
Stripped Mtg.-Backed Security, Series 1999-C2, Cl. C, 8.996%, 10/15/32(2)                  9,070,000            8,973,631
---------------------------------------------------------------------------------------------------------------------------
Merrill Lynch Mortgage Investors, Inc., Mtg. Pass-Through Certificates,
Series 1995-C2, Cl. D, 7.883%, 6/15/21(6)                                                  2,213,385            2,198,688
---------------------------------------------------------------------------------------------------------------------------
Morgan Stanley Capital I, Inc., Commercial Mtg. Pass-Through Certificates:
Series 1996-C1, Cl. E, 7.425%, 3/15/06(5,6)                                                9,365,000            7,887,086
Series 1996-C1, Cl. F, 7.425%, 2/15/28(5,6)                                               13,360,980            9,853,723
Series 1997-HF1, Cl. F, 6.86%, 2/15/10(5)                                                  3,475,000            2,737,105
Series 1997-RR, Cl. D, 7.671%, 4/30/39(5)                                                  2,950,158            2,230,136
Series 1997-RR, Cl. E, 7.75%, 4/30/39(5,6)                                                 9,200,495            6,132,705
Series 1997-RR, Cl. F, 7.649%, 4/30/39(5)                                                 30,801,658           16,647,334
Series 1997-XL1, Cl. F, 7.411%, 10/3/30(6)                                                 7,000,000            6,501,250
Series 1997-XL1, Cl. G, 7.695%, 10/3/30(5)                                                14,358,000           11,966,496
---------------------------------------------------------------------------------------------------------------------------
NC Finance Trust, Collateralized Mtg. Obligations, Series 1999-I,
Cl. ECFD, 8.75%, 12/25/28(5)                                                              15,172,057           14,811,721
---------------------------------------------------------------------------------------------------------------------------
Norwest Asset Securities Corp.:
Series 1998-12, Cl. A3, 6.75%, 6/25/28                                                    21,334,225           21,047,494
Mtg. Pass-Through Certificates, Series 1998-15, Cl. A-13, 6.75%, 7/25/28                  10,000,000            9,393,750
---------------------------------------------------------------------------------------------------------------------------
Nykredit AS, 7% Cv. Bonds, 10/1/29 [DKK]                                                 220,143,000           30,623,600
---------------------------------------------------------------------------------------------------------------------------
Option One Mortgage Trust, Collateralized Mtg. Obligations,
Series 1999-1A, 10.06%, 3/1/29(5)                                                          9,555,296            9,471,687
---------------------------------------------------------------------------------------------------------------------------
Resolution Trust Corp., Commercial Mtg. Pass-Through Certificates:
Series 1993-C1, Cl. D, 9.45%, 5/25/24                                                      5,590,534            5,535,503
Series 1993-C1, Cl. E, 9.50%, 5/25/24                                                         58,505               58,053
Series 1994-C1, Cl. C, 8%, 6/25/26                                                         8,000,000            7,961,875
Series 1994-C1, Cl. E, 8%, 6/25/26                                                         5,462,906            5,283,228
Series 1994-C2, Cl. E, 8%, 4/25/25                                                        17,829,679           17,498,159
Series 1994-C2, Cl. G, 8%, 4/25/25                                                         5,632,975            5,360,128
Series 1995-C1, Cl. F, 6.90%, 2/25/27                                                      6,019,025            5,483,427
---------------------------------------------------------------------------------------------------------------------------
Salomon Brothers Mortgage Securities VII, Series 1996-C1, Cl. E, 9.184%, 1/20/06           4,550,000            4,277,000
---------------------------------------------------------------------------------------------------------------------------
Salomon, Inc., Commercial Mtg. Pass-Through Certificates,
Series 1997-A3, 5%, 8/25/27(5)                                                             5,032,461            4,651,882
---------------------------------------------------------------------------------------------------------------------------
Structured Asset Securities Corp., Commercial Mtg. Pass-Through Certificates,
Series 1997-LLI:
Cl. E, 7.30%, 4/12/12                                                                      3,000,000            2,649,375
Cl. F, 7.30%, 4/12/12(5)                                                                   8,000,000            5,935,000
---------------------------------------------------------------------------------------------------------------------------
Structured Asset Securities Corp., Multiclass Pass-Through Certificates:
Series 1995-C4, Cl. E, 8.731%, 6/25/26(5,6)                                                9,453,000            9,122,145
Series 1996-C3, Cl. E, 8.256%, 6/25/30(7)                                                  9,350,000            8,768,547


                      17 OPPENHEIMER STRATEGIC INCOME FUND

                                                                                                 FACE          MARKET VALUE
                                                                                             AMOUNT(1)           SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------------
COMMERCIAL Continued
Series 1996-CFL, Cl. D, 7.034%, 2/25/28                                                   $ 14,220,000       $   14,108,906
Series 1999-1, 10%, 8/25/28                                                                  4,148,897            4,130,746
-----------------------------------------------------------------------------------------------------------------------------
TIAA Retail Commercial Mortgage Trust, Series 1999-1, Cl. A, 7.17%, 1/15/32                  5,000,000            5,000,000
                                                                                                             ----------------
                                                                                                                506,320,168
-----------------------------------------------------------------------------------------------------------------------------
MULTIFAMILY--0.3%
Countrywide Funding Corp., Mtg. Pass-Through Certificates:
Series 1993-11, Cl. B1, 6.25%, 2/25/09(5)                                                    1,040,955              945,643
Series 1993-11, Cl. B3, 6.25%, 2/25/09(5)                                                      607,227              232,644
Series 1993-12, Cl. B1, 6.625%, 2/25/24                                                      3,342,790            3,071,711
-----------------------------------------------------------------------------------------------------------------------------
Mortgage Capital Funding, Inc., Commercial Mtg. Pass-Through Certificates,
Series 1997-MC1, Cl. F, 7.452%, 5/20/07(5)                                                   2,939,000            2,297,012
-----------------------------------------------------------------------------------------------------------------------------
Mortgage Capital Funding, Inc., Multifamily Mtg. Pass-Through Certificates,
Series 1996-MC1, Cl. G, 7.15%, 6/15/06(7)                                                    9,700,000            7,625,109
-----------------------------------------------------------------------------------------------------------------------------
Multifamily Capital Access One, Inc., Series 1, Cl. D, 8.82%, 1/15/24(5,6)                   3,576,000            2,957,464
-----------------------------------------------------------------------------------------------------------------------------
Salomon Brothers Mortgage Securities VII, Series 1996-CL, Cl. F, 9.092%, 1/20/06(6)          9,632,000            7,350,420
                                                                                                             ----------------
                                                                                                                 24,480,003

-----------------------------------------------------------------------------------------------------------------------------
OTHER--0.2%
DLJ Ltd., Collateralized Bond Obligations, Series 1A, Cl. C2, 11.96%, 4/15/11(5)            15,000,000           13,521,094
-----------------------------------------------------------------------------------------------------------------------------
RESIDENTIAL--1.4%
Chase Mortgage Finance Corp., Sub. Mtg. Pass-Through Certificates,
Series 1999-S10, Cl. A-1, 6.75%, 8/25/29                                                    30,000,000           29,971,875
-----------------------------------------------------------------------------------------------------------------------------
First Chicago/Lennar Trust 1, Commercial Mtg. Pass-Through Certificates,
Series 1997:
Cl. D, 8.227%, 5/25/08(5,6)                                                                  8,500,000            6,802,656
Cl. E, 8.227%, 2/25/11(5,6)                                                                 14,500,000           10,032,187
-----------------------------------------------------------------------------------------------------------------------------
Residential Accredit Loans, Inc., Mtg. Asset-Backed Pass-Through Certificates,
Series 1997-QS8, Cl. M3, 7.50%, 8/25/27                                                      3,205,529            2,919,035
-----------------------------------------------------------------------------------------------------------------------------
Residential Asset Securitization Trust, Asset-Backed Pass-Through Certificates,
Series 1996-A1, Cl. A8, 7.35%, 3/25/26                                                      11,830,697           11,509,020
-----------------------------------------------------------------------------------------------------------------------------
Residential Asset Securitization Trust, Collateralized Mtg. Obligations,
Non-Accelerated Security, Series 1997-A2, Cl. A8, 7.75%, 4/25/27                            13,300,000           13,408,062
-----------------------------------------------------------------------------------------------------------------------------
Residential Funding Mortgage Series I, Inc., Mtg. Pass-Through Certificates,
Series 1998-S15, Cl. A10, 6.75%, 7/25/28                                                    16,000,000           15,080,000
-----------------------------------------------------------------------------------------------------------------------------
Ryland Mortgage Securities Corp. Sub. Bonds, Series 1993-3,
Cl. B2, 6.713%, 8/25/08                                                                        942,084              892,110
-----------------------------------------------------------------------------------------------------------------------------
Salomon Brothers Mortgage Securities VII, Series 1996-B, Cl. 1, 6.581%, 4/25/26(5)          14,277,220            9,753,126
-----------------------------------------------------------------------------------------------------------------------------
Salomon, Inc., Commercial Mtg. Pass-Through Certificates,
Series 1998-A1, 5%, 12/25/00(5)                                                              4,500,396            4,334,445
                                                                                                             ----------------
                                                                                                                104,702,516
                                                                                                             ----------------
Total Mortgage-Backed Obligations (Cost $1,976,735,154)                                                       1,963,764,199



                      18 OPPENHEIMER STRATEGIC INCOME FUND

                                                                                       FACE         MARKET VALUE
                                                                                  AMOUNT(1)           SEE NOTE 1
==================================================================================================================
U.S. GOVERNMENT OBLIGATIONS--10.5%
------------------------------------------------------------------------------------------------------------------
AGENCY--2.7%
Federal National Mortgage Assn.:
Sr. Unsub. Medium-Term Nts., 6.50%, 7/10/02 [AUD]                                12,075,000       $    7,971,153
Sr. Unsub. Nts., 6.375%, 8/15/07 [AUD]                                           12,954,000            8,236,878
Unsec. Nts., 6.625%, 9/15/09                                                    187,500,000          186,973,125
                                                                                                  ----------------
                                                                                                     203,181,156

------------------------------------------------------------------------------------------------------------------
TREASURY--7.8%
U.S. Treasury Bonds:
6%, 8/15/04                                                                       5,700,000            5,757,000
6.125%, 11/15/27                                                                100,300,000           97,479,063
11.25%, 2/15/15                                                                  58,000,000           85,096,904
STRIPS, 5.995%, 5/15/18(8)                                                      433,200,000          129,981,660
STRIPS, 6.554%, 8/15/14(8)                                                       39,500,000           15,103,220
STRIPS, 6.567%, 2/15/19(8)                                                      175,000,000           50,210,475
------------------------------------------------------------------------------------------------------------------
U.S. Treasury Nts.:
5.875%, 8/15/09                                                                  20,000,000           20,162,500
6.50%, 10/15/06(9)                                                               89,430,000           91,442,175
7%, 7/15/06                                                                      96,700,000          101,565,267
                                                                                                  ----------------
Total U.S. Government Obligations (Cost $811,192,783)                                                799,979,420

==================================================================================================================
FOREIGN GOVERNMENT OBLIGATIONS--17.2%
------------------------------------------------------------------------------------------------------------------
ARGENTINA--2.2%
Argentina (Republic of) Bonds:
9.75%, 9/19/27                                                                    5,410,000            4,530,875
Bonos de Consolidacion de Deudas, Series I, 2.828%, 4/1/076 [ARP]                36,135,994           24,043,629
Series L, 6.812%, 3/31/05(6)                                                     20,389,600           17,917,361
------------------------------------------------------------------------------------------------------------------
Argentina (Republic of) Global Unsec. Unsub. Bonds, Series BGL5,
11.375%, 1/30/17                                                                 40,421,000           38,096,792
------------------------------------------------------------------------------------------------------------------
Argentina (Republic of) Nts.:
11%, 12/4/05                                                                     19,775,000           18,860,406
11.75%, 2/12/07(7) [ARP]                                                          3,100,000            2,651,030
Series REGS, 11.75%, 2/12/07 [ARP]                                               17,290,000           14,785,907
------------------------------------------------------------------------------------------------------------------
Argentina (Republic of) Unsec. Unsub. Medium-Term Nts., 8.75%, 7/10/02 [ARP]     36,680,000           31,138,378
------------------------------------------------------------------------------------------------------------------
Banco Hipotecario Nacional (Argentina) Medium-Term Unsec. Nts.,
Series 3, 10.625%, 8/7/06                                                        15,000,000           14,962,500
------------------------------------------------------------------------------------------------------------------
City of Buenos Aires Bonds, Series 3, 10.50%, 5/28/04 [ARP]                       5,490,000            4,035,957
                                                                                                  ----------------
                                                                                                     171,022,835


                      19 OPPENHEIMER STRATEGIC INCOME FUND

                                                                                                FACE          MARKET VALUE
                                                                                            AMOUNT(1)           SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------
BRAZIL--2.0%
Brazil (Federal Republic of) Bonds:
10.125%, 5/15/27                                                                         $    260,000         $    194,350
11.625%, 4/15/04                                                                           23,370,000           21,852,118
Series RG, 5.938%, 4/15/12(6)                                                              18,720,000           11,278,800
----------------------------------------------------------------------------------------------------------------------------
Brazil (Federal Republic of) Capitalization Bonds, 8%, 4/15/14                            121,484,673           76,079,777
----------------------------------------------------------------------------------------------------------------------------
Brazil (Federal Republic of) Debt Conversion Bonds, 5.938%, 4/15/12(6)                     11,484,000            6,919,110
----------------------------------------------------------------------------------------------------------------------------
Brazil (Federal Republic of) Gtd. Disc. Bonds, 6.125%, 4/15/24(6)                          12,010,000            7,671,387
----------------------------------------------------------------------------------------------------------------------------
Brazil (Federal Republic of) Interest Due & Unpaid Bonds, 6.50%, 1/1/01(6)                 21,403,845           20,761,730
----------------------------------------------------------------------------------------------------------------------------
Brazil (Federal Republic of) Unsec. Bonds, 9.375%, 4/7/08                                   7,672,000            6,041,700
----------------------------------------------------------------------------------------------------------------------------
Telecomunicacoes Brasileiras SA Medium-Term Nts., 10.85%, 12/9/99(5,6)                        500,000              498,750
                                                                                                          ------------------
                                                                                                               151,297,722

----------------------------------------------------------------------------------------------------------------------------
BULGARIA--1.0%
Bulgaria (Republic of) Disc. Bonds, Tranche A, 6.50%, 7/28/24(6)                           56,690,000           39,116,100
----------------------------------------------------------------------------------------------------------------------------
Bulgaria (Republic of) Front-Loaded Interest Reduction Bearer Bonds,
Tranche A, 2.75%, 7/28/12(10)                                                              51,230,000           32,274,900
----------------------------------------------------------------------------------------------------------------------------
Bulgaria (Republic of) Interest Arrears Bonds, 6.50%, 7/28/11(6)                            6,800,000            4,836,500
                                                                                                          ------------------
                                                                                                                76,227,500

----------------------------------------------------------------------------------------------------------------------------
COLOMBIA--0.1%
Colombia (Republic of) Nts., 7.25%, 2/23/04                                                 3,945,000            3,181,595
----------------------------------------------------------------------------------------------------------------------------
Colombia (Republic of) Unsec. Bonds, 10.875%, 3/9/04                                        3,310,000            3,263,706
                                                                                                          ------------------
                                                                                                                 6,445,301

----------------------------------------------------------------------------------------------------------------------------
ECUADOR--0.0%
Ecuador (Republic of) Debs., 6.75%, 2/27/15(6)                                             10,730,649            1,797,384
----------------------------------------------------------------------------------------------------------------------------
Ecuador (Republic of) Disc. Bonds, 6.75%, 2/28/25(6)                                        2,505,000              773,419
----------------------------------------------------------------------------------------------------------------------------
Ecuador (Republic of) Past Due Interest Bonds, 6.75%, 2/27/15(6)                            3,015,666              505,124
                                                                                                          ------------------
                                                                                                                 3,075,927

----------------------------------------------------------------------------------------------------------------------------
FINLAND--0.3%
Finland (Republic of) Bonds, 9.50%, 3/15/04 [EUR]                                          15,305,101           19,436,529
----------------------------------------------------------------------------------------------------------------------------
FRANCE--0.3%
France (Government of) Bonds, Obligations Assimilables du Tresor, 5.50%,
10/25/07 [EUR]                                                                             18,212,513           19,910,329
----------------------------------------------------------------------------------------------------------------------------
GERMANY--0.9%
Germany (Republic of) Bonds:
6.75%, 5/13/04 [EUR]                                                                       15,780,000           18,301,407
Series 98, 5.25%, 1/4/08 [EUR]                                                             49,820,000           53,435,014
                                                                                                          ------------------
                                                                                                                71,736,421


                      20 OPPENHEIMER STRATEGIC INCOME FUND

                                                                                       FACE         MARKET VALUE
                                                                                  AMOUNT(1)           SEE NOTE 1
------------------------------------------------------------------------------------------------------------------
GREAT BRITAIN--0.4%
United Kingdom Treasury Nts., 8%, 6/10/03 [GBP]                                  15,390,000       $   26,739,810
------------------------------------------------------------------------------------------------------------------
HUNGARY--0.3%
Hungary (Government of) Bonds, Series 01/H, 13.50%, 6/12/01 [HUF]             6,031,160,000           24,855,960
------------------------------------------------------------------------------------------------------------------
INDONESIA--0.0%
Perusahaan Listr, 17% Nts., 8/21/01(5) [IDR]                                  9,000,000,000              565,530
------------------------------------------------------------------------------------------------------------------
PT Hutama Karya Medium-Term Nts., Zero Coupon, 9/3/98(5,11) [IDR]            25,000,000,000              822,861
                                                                                                  ----------------
                                                                                                       1,388,391

------------------------------------------------------------------------------------------------------------------
ITALY--1.1%
Italy (Republic of) Treasury Bonds, Buoni del Tesoro Poliennali:
6%, 11/1/07 [EUR]                                                                15,970,000           17,793,822
8.50%, 1/1/04 [EUR]                                                              38,377,926           46,880,748
8.75%, 7/1/06 [EUR]                                                               9,430,784           12,122,850
10.50%, 4/1/05 [EUR]                                                              4,287,711            5,787,014
                                                                                                  ----------------
                                                                                                      82,584,434

------------------------------------------------------------------------------------------------------------------
IVORY COAST--0.1%
Ivory Coast (Government of) Past Due Interest Bonds, 2%, 3/29/18(6,7)            21,662,025            6,011,212
------------------------------------------------------------------------------------------------------------------
JAPAN--0.6%
Japan (Government of) Bonds, Series 141, 6.50%, 6/20/01 [JPY]                 4,375,000,000           45,422,419
------------------------------------------------------------------------------------------------------------------
JORDAN--0.1%
Hashemite (Kingdom of Jordan) Bonds, Series DEF, 5.50%, 12/23/23(10)              8,840,000            5,359,250
------------------------------------------------------------------------------------------------------------------
Hashemite (Kingdom of Jordan) Disc. Bonds, 6.188%, 12/23/23(6)                    3,710,000            2,430,050
                                                                                                  ----------------
                                                                                                       7,789,300

------------------------------------------------------------------------------------------------------------------
MEXICO--1.7%
Fideicomiso Petacalco Trust Nts., 10.16%, 12/23/09(7)                             8,000,000            7,140,000
------------------------------------------------------------------------------------------------------------------
Mexican Williams Sr. Nts., 5.83%, 11/15/08(6)                                     1,500,000            1,327,500
------------------------------------------------------------------------------------------------------------------
United Mexican States Bonds:
6.63%, 12/31/19 [FRF]                                                           235,510,000           30,207,215
11.375%, 9/15/16                                                                 32,625,000           34,500,937
11.50%, 5/15/26                                                                   5,645,000            6,230,669
------------------------------------------------------------------------------------------------------------------
United Mexican States Collateralized Fixed Rate Par Bonds:
Series B, 6.25%, 12/31/19                                                        50,550,000           37,343,812
Series W-A, 6.25%, 12/31/19                                                         310,000              229,012
Series W-B, 6.25%, 12/31/19                                                       1,750,000            1,292,813
------------------------------------------------------------------------------------------------------------------
United Mexican States Disc. Bonds, Series C, 5.874%, 12/31/19(6)                  9,750,000            8,336,250
                                                                                                  ----------------
                                                                                                     126,608,208


                      21 OPPENHEIMER STRATEGIC INCOME FUND

                                                                                          FACE          MARKET VALUE
                                                                                      AMOUNT(1)           SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------
NEW ZEALAND--0.2%
New Zealand (Government of) Bonds, 7%, 7/15/09 [NZD]                                 27,911,000         $ 14,471,852
----------------------------------------------------------------------------------------------------------------------
NIGERIA--0.3%
Central Bank of Nigeria Gtd. Bonds, Series WW, 6.25%, 11/15/20                        8,500,000            5,100,000
----------------------------------------------------------------------------------------------------------------------
Nigeria (Federal Republic of) Promissory Nts., Series RC, 5.092%, 1/5/10             33,664,475           19,752,126
                                                                                                     -----------------
                                                                                                          24,852,126

----------------------------------------------------------------------------------------------------------------------
NORWAY--0.9%
Norway (Government of) Bonds, 9.50%, 10/31/02 [NOK]                                 504,380,000           71,598,864
----------------------------------------------------------------------------------------------------------------------
PANAMA--0.3%
Panama (Republic of) Interest Reduction Bonds, 4.25%, 7/17/14(6)                     15,604,000           11,312,900
----------------------------------------------------------------------------------------------------------------------
Panama (Republic of) Past Due Interest Debs., 5.819%, 7/17/16(6)                     20,493,074           14,703,781
                                                                                                     -----------------
                                                                                                          26,016,681

----------------------------------------------------------------------------------------------------------------------
PERU--0.7%
Peru (Republic of) Sr. Nts., Zero Coupon, 4.533%, 2/28/16(8)                        121,826,375           52,105,141
----------------------------------------------------------------------------------------------------------------------
POLAND--1.0%
Poland (Republic of) Bonds:
12%, 6/12/01 [PLZ]                                                                  225,350,000           53,388,289
Series 0600, 14%, 6/12/00 [PLZ]                                                      15,000,000            3,638,804
Series 1003, 12%, 10/12/03 [PLZ]                                                     31,680,000            7,530,523
Series 2 yr., 14%, 2/12/00 [PLZ]                                                     14,000,000            3,392,800
----------------------------------------------------------------------------------------------------------------------
Poland (Republic of) Treasury Bills, Series 52, Zero Coupon,
14.857%, 10/13/99(8) [PLZ]                                                           25,180,000            6,024,088
                                                                                                     -----------------
                                                                                                          73,974,504

----------------------------------------------------------------------------------------------------------------------
RUSSIA--0.6%
Russia (Government of) Debs., 12/15/15(11)                                            1,025,618              112,818
----------------------------------------------------------------------------------------------------------------------
Russia (Government of) Principal Loan Debs., Series 24 yr., 12/15/20(11)            165,220,000           15,386,113
----------------------------------------------------------------------------------------------------------------------
Russia (Government of) Sr. Unsec. Unsub. Nts., 11.75%, 6/10/03                       13,912,000            7,324,668
----------------------------------------------------------------------------------------------------------------------
Russia (Government of) Unsec. Bonds, 11%, 7/24/18                                    16,920,000            7,148,700
----------------------------------------------------------------------------------------------------------------------
Russian Federation Unsec. Unsub. Nts.:
8.75%, 7/24/05                                                                       23,260,000            9,652,900
12.75%, 6/24/28                                                                      18,550,000            8,770,440
                                                                                                     -----------------
                                                                                                          48,395,639

----------------------------------------------------------------------------------------------------------------------
SOUTH AFRICA--0.5%
South Africa (Republic of) Bonds, Series 153, 13%, 8/31/10 [ZAR]                    244,586,000           36,420,078
----------------------------------------------------------------------------------------------------------------------
SPAIN--0.3%
Spain (Kingdom of) Gtd. Bonds, Bonos y Obligacion del Estado:
4.50%, 7/30/04 [EUR]                                                                 13,098,249           13,868,240
6%, 1/31/08 [EUR]                                                                     5,853,857            6,532,361
                                                                                                     -----------------
                                                                                                          20,400,601


                      22 OPPENHEIMER STRATEGIC INCOME FUND

                                                                                         FACE          MARKET VALUE
                                                                                     AMOUNT(1)           SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------
TURKEY--0.0%
Export Credit Bank of Turkey Bonds, 8.385%, 8/18/00(5,6)                        $      250,000       $      240,000
---------------------------------------------------------------------------------------------------------------------
VENEZUELA--1.3%
Venezuela (Republic of) Bonds, 9.25%, 9/15/27                                       32,770,000           21,711,764
---------------------------------------------------------------------------------------------------------------------
Venezuela (Republic of) Disc. Bonds:
Series DL, 6.312%, 12/18/07(6)                                                      64,803,189           50,303,476
Series W-A, 5.875%, 3/31/20(6)                                                       4,450,000            2,942,563
---------------------------------------------------------------------------------------------------------------------
Venezuela (Republic of) Discount Bonds, Series W-B, 6%, 3/31/20(6)                   7,250,000            4,794,063
---------------------------------------------------------------------------------------------------------------------
Venezuela (Republic of) Front-Loaded Interest Reduction Bonds,
Series B, 6.875%, 3/31/07(6)                                                         2,635,714            1,996,554
---------------------------------------------------------------------------------------------------------------------
Venezuela (Republic of) New Money Bonds:
Series A, 6.437%, 12/18/05(6)                                                       12,044,117            9,420,758
Series B, 6.312%, 12/18/05(6)                                                        9,176,470            7,177,721
Series P, 6.312%, 12/18/05(6)                                                        2,485,294            1,929,986
                                                                                                     ----------------
                                                                                                        100,276,885

---------------------------------------------------------------------------------------------------------------------
VIETNAM--0.0%
Vietnam (Government of) Bonds, 3%, 3/12/28(6)                                        1,932,000              543,375
                                                                                                     ----------------
Total Foreign Government Obligations (Cost $1,397,174,243)                                            1,309,848,044

=====================================================================================================================
LOAN PARTICIPATIONS--1.0%
Algeria (Republic of) Reprofiled Debt Loan Participation Nts.,
Tranche 1, 6.812%, 9/4/06(5,6)                                                       7,731,535            5,759,994
---------------------------------------------------------------------------------------------------------------------
Algeria (Republic of) Trust III Nts., Tranche 3:
1.063%, 3/4/10(5,6) [JPY]                                                        1,363,918,000            5,164,172
6.812%, 3/4/10(5,6)                                                                 11,305,000            7,941,763
---------------------------------------------------------------------------------------------------------------------
Central Bank of Indonesia Gtd. Nts.:
Series 3, 9.156%, 8/25/01(5,6)                                                       9,000,000            7,605,000
Series 4, 8.625%, 8/25/02(5,6)                                                       1,620,000            1,320,300
---------------------------------------------------------------------------------------------------------------------
Jamaica (Government of) 1990 Refinancing Agreement Nts.,
Tranche A, 6.125%, 10/16/00(5,6)                                                       349,457              332,858
---------------------------------------------------------------------------------------------------------------------
Morocco (Kingdom of) Loan Participation Agreement:
Tranche A, 5.906%, 1/1/09(5,6)                                                      36,020,476           30,527,353
Tranche B, 5.906%, 1/1/09(5,6)                                                       4,630,000            4,190,150
---------------------------------------------------------------------------------------------------------------------
PT Bank Ekspor Impor Indonesia Nts.:
Series 2 yr., 8.91%, 8/25/00(5,6)                                                      900,000              801,000
Series 3 yr., 9.156%, 8/25/01(5,6)                                                   1,350,000            1,140,750
---------------------------------------------------------------------------------------------------------------------
PT Bank Negara Indonesia Gtd. Nts.:
Series 2 yr., 8.906%, 8/25/00(5,6)                                                   3,000,000            2,670,000
Series 3 yr., 9.156%, 8/25/01(5,6)                                                   2,500,000            2,112,500
---------------------------------------------------------------------------------------------------------------------
PT Lippo Bank Nts.:
8.906%, 8/25/00(5,6)                                                                 2,400,000            2,136,000
9.156%, 8/25/01(5,6)                                                                 3,600,000            3,042,000
9.406%, 8/25/02(5,6)                                                                   550,000              448,250
                                                                                                     ----------------
Total Loan Participations (Cost $71,391,740)                                                             75,192,090


                      23 OPPENHEIMER STRATEGIC INCOME FUND

                                                                                             FACE          MARKET VALUE
                                                                                         AMOUNT(1)           SEE NOTE 1
=========================================================================================================================
CORPORATE BONDS AND NOTES--40.2%
-------------------------------------------------------------------------------------------------------------------------
Aerospace/Defense--0.9%
Amtran, Inc.:
9.625% Nts., 12/15/05                                                                 $  4,000,000        $   3,840,000
10.50% Sr. Nts., 8/1/04                                                                  7,800,000            7,722,000
-------------------------------------------------------------------------------------------------------------------------
Atlas Air, Inc.:
9.25% Sr. Nts., 4/15/08                                                                  7,700,000            7,199,500
9.375% Sr. Unsec. Nts., 11/15/06                                                         7,000,000            6,615,000
10.75% Sr. Nts., 8/1/05                                                                  8,183,000            8,223,915
-------------------------------------------------------------------------------------------------------------------------
Constellation Finance LLC, 9.80% Airline Receivable Asset-Backed Nts.,
Series 1997-1, 9.80%, 1/1/01(5)                                                          7,500,000            7,031,250
-------------------------------------------------------------------------------------------------------------------------
Fairchild Corp., 10.75% Sr. Unsec. Sub. Nts., 4/15/09                                    9,400,000            8,037,000
-------------------------------------------------------------------------------------------------------------------------
GPA Holland BV, 9.75% Sr. Nts., Series C, 12/10/01(5)                                    2,000,000            2,027,500
-------------------------------------------------------------------------------------------------------------------------
Greater Toronto Airports Authority, 5.40% Debs., 12/3/02 [CAD]                          10,005,000            6,707,946
-------------------------------------------------------------------------------------------------------------------------
Pegasus Aircraft Lease Securitization Trust, 11.76% Sr. Nts.,
Series 1997-A, Cl. B, 6/15/04(5)                                                         3,833,979            3,975,836
-------------------------------------------------------------------------------------------------------------------------
SC International Services, Inc., 9.25% Sr. Sub. Nts., Series B, 9/1/07                  10,150,000            9,896,250
                                                                                                          ---------------
                                                                                                             71,276,197

-------------------------------------------------------------------------------------------------------------------------
CHEMICALS--1.5%
Brunner Mond Group plc, 12.50% Sr. Unsec. Sub. Nts., 7/15/08 [GBP]                       3,885,000            3,551,005
-------------------------------------------------------------------------------------------------------------------------
ClimaChem, Inc., 10.75% Sr. Unsec. Nts., Series B, 12/1/07                               2,500,000            2,087,500
-------------------------------------------------------------------------------------------------------------------------
Huntsman Corp./ICI Chemical Co. plc:
10.125% Sr. Unsec. Sub. Nts., 7/1/09(7)                                                  6,650,000            6,550,250
10.125% Sr. Unsec. Sub. Nts., 7/1/09 [EUR]                                              12,500,000           13,112,813
Zero Coupon Sr. Disc. Nts., 13.087%, 12/31/09(7,8)                                      26,140,000            7,057,800
-------------------------------------------------------------------------------------------------------------------------
ICO, Inc., 10.375% Sr. Nts., 6/1/07                                                      1,300,000            1,111,500
-------------------------------------------------------------------------------------------------------------------------
Lyondell Chemical Co.:
9.875% Sec. Nts., Series B, 5/1/07                                                      18,450,000           18,380,812
10.875% Sr. Sub. Nts. 5/1/09                                                             9,775,000            9,872,750
-------------------------------------------------------------------------------------------------------------------------
NL Industries, Inc., 11.75% Sr. Sec. Nts., 10/15/03                                      9,560,000            9,966,300
-------------------------------------------------------------------------------------------------------------------------
PCI Chemicals Canada, Inc., 9.25% Sec. Nts., 10/15/07                                    4,375,000            3,303,125
-------------------------------------------------------------------------------------------------------------------------
Pioneer Americas Acquisition Corp., 9.25% Sr. Nts., 6/15/07                              4,395,000            3,384,150
-------------------------------------------------------------------------------------------------------------------------
Polymer Group, Inc., 9% Sr. Sub. Nts., 7/1/07                                            2,990,000            2,855,450
-------------------------------------------------------------------------------------------------------------------------
Polytama International Finance BV, 11.25% Sec. Nts., 6/15/07(5)                          6,512,761            1,204,861
-------------------------------------------------------------------------------------------------------------------------
Reliance Industries Ltd.:
10.25% Unsec. Debs., Series B, 1/15/2097                                                 3,000,000            2,404,932
10.25% Unsec. Nts., Series B, 1/15/2097(7)                                               2,000,000            1,603,288
10.50% Bonds, 8/6/46                                                                     4,750,000            3,951,876
-------------------------------------------------------------------------------------------------------------------------
Sovereign Specialty Chemicals, Inc., 9.50% Sr. Unsec. Sub. Nts., Series B, 8/1/07        8,615,000            8,550,387
-------------------------------------------------------------------------------------------------------------------------
Sterling Chemicals Holdings, Inc., 0%/13.50% Sr. Disc. Nts., 8/15/08(12)                 4,000,000              700,000


                      24 OPPENHEIMER STRATEGIC INCOME FUND

                                                                                        FACE          MARKET VALUE
                                                                                    AMOUNT(1)           SEE NOTE 1
--------------------------------------------------------------------------------------------------------------------
CHEMICALS Continued
Sterling Chemicals, Inc.:
11.25% Sr. Sub. Nts., 4/1/07                                                    $   2,510,000         $  1,443,250
11.75% Sr. Unsec. Sub. Nts., 8/15/06                                               10,610,000            6,631,250
12.375% Sec. Nts., 7/15/06(7)                                                         700,000              658,000
--------------------------------------------------------------------------------------------------------------------
ZSC Specialty Chemical plc, 11% Sr. Nts., 7/1/09(7)                                 7,500,000            7,565,625
                                                                                                      --------------
                                                                                                       115,946,924

--------------------------------------------------------------------------------------------------------------------
CONSUMER DURABLES--0.2%
Holmes Products Corp.:
9.875% Sr. Sub. Nts., Series C, 11/15/07                                            2,000,000            1,810,000
9.875% Sr. Unsec. Sub. Nts., Series B, 11/15/07                                     6,110,000            5,529,550
--------------------------------------------------------------------------------------------------------------------
Icon Health & Fitness, Inc., 12% Unsec. Nts., 7/15/05                               3,596,400            1,978,020
--------------------------------------------------------------------------------------------------------------------
TAG Heuer International SA, 12% Sr. Sub. Nts., 12/15/05(5)                          4,705,000            5,241,840
                                                                                                      --------------
                                                                                                        14,559,410

--------------------------------------------------------------------------------------------------------------------
CONSUMER NON-DURABLES--1.1%
AKI Holdings, Inc.:
0%/13.50% Sr. Disc. Debs., 7/1/09(12)                                               3,850,000            1,482,250
10.50% Sr. Unsec. Nts., 7/1/08                                                      3,350,000            2,998,250
--------------------------------------------------------------------------------------------------------------------
American Pad & Paper Co., 13% Sr. Sub. Nts., Series B, 11/15/05                     6,112,000            1,803,040
--------------------------------------------------------------------------------------------------------------------
Bell Sports, Inc., 11% Sr. Unsec. Sub. Nts., Series B, 8/15/08                      9,555,000            9,722,212
--------------------------------------------------------------------------------------------------------------------
Fruit of the Loom, Inc., 8.875% Sr. Unsec. Nts., 4/15/06                            8,500,000            3,102,500
--------------------------------------------------------------------------------------------------------------------
Globe Manufacturing Corp., 10% Sr. Unsec. Sub. Nts., Series B, 8/1/08               4,550,000            2,980,250
--------------------------------------------------------------------------------------------------------------------
Indorayon International Finance Co. BV, 10% Gtd. Unsec.
Unsub. Nts., 3/29/01(5,11)                                                          1,850,000              462,500
--------------------------------------------------------------------------------------------------------------------
Phillips-Van Heusen Corp., 9.50% Sr. Unsec. Sub. Nts., 5/1/08                       4,745,000            4,412,850
--------------------------------------------------------------------------------------------------------------------
PT Inti Indorayon Utama, 9.125% Sr. Nts., 10/15/00 (5,11)                           4,025,000              774,812
--------------------------------------------------------------------------------------------------------------------
Revlon Consumer Products Corp.:
8.625% Sr. Unsec. Sub. Nts., 2/1/08                                                23,100,000           18,999,750
9% Sr. Nts., 11/1/06                                                                5,485,000            5,059,912
--------------------------------------------------------------------------------------------------------------------
Revlon Worldwide Corp., Zero Coupon Sr. Sec. Disc. Nts.,
Series B, 17.163%, 3/15/01(8)                                                       6,675,000            3,637,875
--------------------------------------------------------------------------------------------------------------------
Salton, Inc., 10.75% Sr. Unsec. Sub. Nts., 12/15/05                                10,300,000           10,506,000
--------------------------------------------------------------------------------------------------------------------
Styling Technology Corp., 10.875% Sr. Unsec. Sub. Nts., 7/1/08                      6,340,000            6,054,700
--------------------------------------------------------------------------------------------------------------------
William Carter Co., 10.375% Sr. Sub. Nts., Series A, 12/1/06                        2,890,000            2,846,650
--------------------------------------------------------------------------------------------------------------------
Williams (J. B.) Holdings, Inc., 12% Sr. Nts., 3/1/04                               6,300,000            6,363,000
                                                                                                      --------------
                                                                                                        81,206,551


                      25 OPPENHEIMER STRATEGIC INCOME FUND

                                                                                            FACE          MARKET VALUE
                                                                                        AMOUNT(1)           SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------
ENERGY--1.9%
AEI Resources, Inc., 11.50% Sr. Sub. Nts., 12/15/06(7)                             $    5,000,000         $  4,425,000
------------------------------------------------------------------------------------------------------------------------
Chesapeake Energy Corp.:
8.50% Sr. Nts., 3/15/12                                                                 2,000,000            1,630,000
9.125% Sr. Unsec. Nts., 4/15/06                                                         1,491,000            1,382,902
9.625% Sr. Unsec. Nts., Series B, 5/1/05                                                5,300,000            5,101,250
------------------------------------------------------------------------------------------------------------------------
Clark Refinancing & Marketing, Inc., 8.875% Sr. Sub. Nts., 11/15/07                     9,795,000            8,080,875
------------------------------------------------------------------------------------------------------------------------
Clark USA, Inc., 10.875% Sr. Nts., Series B, 12/1/05                                    3,600,000            3,006,000
------------------------------------------------------------------------------------------------------------------------
Denbury Management, Inc., 9% Sr. Sub. Nts., 3/1/08                                      4,450,000            4,094,000
------------------------------------------------------------------------------------------------------------------------
Empresa Electric Del Norte, 10.50% Sr. Debs., 6/15/05(7)                                1,300,000              814,125
------------------------------------------------------------------------------------------------------------------------
Forcenergy, Inc., 9.50% Sr. Sub. Nts., 11/1/06(11)                                      8,150,000            6,886,750
------------------------------------------------------------------------------------------------------------------------
Gothic Energy Corp., 0%/14.125% Sr. Disc. Nts., 5/1/06(12)                             18,450,000            6,365,250
------------------------------------------------------------------------------------------------------------------------
Gothic Production Corp., 11.125% Sr. Sec. Nts., Series B, 5/1/05(7)                    11,825,000           10,228,625
------------------------------------------------------------------------------------------------------------------------
Grant Geophysical, Inc., 9.75% Sr. Unsec. Nts., Series B, 2/15/08                       5,925,000            3,406,875
------------------------------------------------------------------------------------------------------------------------
Leviathan Gas Pipeline Partners LP/Leviathan Financial Corp.,
10.375% Sr. Sub. Nts., 6/1/09(7)                                                        7,000,000            7,175,000
------------------------------------------------------------------------------------------------------------------------
National Energy Group, Inc., 10.75% Sr. Nts., Series D, 11/1/06                         9,720,000            3,936,600
------------------------------------------------------------------------------------------------------------------------
Ocean Rig Norway AS, 10.25% Sr. Sec. Nts., 6/1/08                                      13,000,000           10,205,000
------------------------------------------------------------------------------------------------------------------------
P&L Coal Holdings Corp., 9.625% Sr. Sub. Nts., Series B, 5/15/08                       13,000,000           12,577,500
------------------------------------------------------------------------------------------------------------------------
Parker Drilling Co., 9.75% Sr. Unsec. Nts., Series D, 11/15/06                          4,500,000            4,365,000
------------------------------------------------------------------------------------------------------------------------
Pogo Producing Co., 8.75% Sr. Sub. Nts., 5/15/07(5)                                     9,185,000            8,817,600
------------------------------------------------------------------------------------------------------------------------
R&B Falcon Corp., 12.25% Sr. Unsec. Nts., 3/15/06(7)                                    8,000,000            8,480,000
------------------------------------------------------------------------------------------------------------------------
RAM Energy, Inc., 11.50% Sr. Unsec. Nts., 2/15/08                                      20,215,000           10,208,575
------------------------------------------------------------------------------------------------------------------------
RBF Finance Co., 11% Sr. Sec. Nts., 3/15/06                                             7,275,000            7,693,312
------------------------------------------------------------------------------------------------------------------------
Statia Terminals International/Statia Terminals (Canada), Inc., 11.75%
First Mtg. Nts., Series B, 11/15/03                                                     1,775,000            1,846,000
------------------------------------------------------------------------------------------------------------------------
Stone Energy Corp., 8.75% Sr. Sub. Nts., 9/15/07                                        9,460,000            9,318,100
------------------------------------------------------------------------------------------------------------------------
Universal Compression Holdings, Inc.:
0%/9.875% Sr. Disc. Nts., 2/15/08(12)                                                   8,725,000            5,235,000
0%/11.375% Sr. Disc. Nts., 2/15/09(12)                                                  2,400,000            1,356,000
                                                                                                          --------------
                                                                                                           146,635,339

------------------------------------------------------------------------------------------------------------------------
FINANCIAL--2.6%
Aktiebolaget Spintab, 5.50% Bonds, Series 169, 9/17/03 [SEK]                          110,100,000           13,204,681
------------------------------------------------------------------------------------------------------------------------
Allgemeine Hypotheken Bank AG, 5% Sec. Nts., Series 501, 9/2/09 [EUR]                  42,840,000           43,605,712
------------------------------------------------------------------------------------------------------------------------
AMRESCO, Inc.:
9.875% Sr. Sub. Nts., Series 98-A, 3/15/05                                              4,960,000            3,050,400
10% Sr. Sub. Nts., Series 97-A, 3/15/04                                                 7,050,000            4,335,750
------------------------------------------------------------------------------------------------------------------------
Bakrie Investindo, Zero Coupon Promissory Nts., 7/10/1998(5,11) [IDR]              27,000,000,000              484,740
------------------------------------------------------------------------------------------------------------------------
Banco Nacional de Mexico SA, 11% Sub. Exchangeable
Capital Debs., 7/15/03(5)                                                               9,750,000            9,530,625
------------------------------------------------------------------------------------------------------------------------
Bank Plus Corp., 12% Sr. Nts., 7/18/07                                                  4,167,000            3,604,455


                      26 OPPENHEIMER STRATEGIC INCOME FUND

                                                                                           FACE          MARKET VALUE
                                                                                       AMOUNT(1)           SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------
FINANCIAL Continued
Bayerische Vereinsbank AG, 5% Sec. Nts., Series 661, 7/28/04 [EUR]                    12,196,867       $   13,114,365
-----------------------------------------------------------------------------------------------------------------------
Deutsche Pfandbrief & Hypobank, 5.50% Sec. Nts., 1/15/10 [EUR]                        16,735,000           17,692,669
-----------------------------------------------------------------------------------------------------------------------
Dresdner Funding Trust II, 5.79% Sub. Nts., 6/30/11(5) [EUR]                          16,230,000           15,938,452
-----------------------------------------------------------------------------------------------------------------------
ECM Fund, LPI, 14% Sub. Nts., 6/10/02(5)                                                  29,658               29,251
-----------------------------------------------------------------------------------------------------------------------
Federal Home Loan Bank, 5.625%, 6/10/03 [GBP]                                          3,555,000            5,625,224
-----------------------------------------------------------------------------------------------------------------------
IBJ Preferred Capital Co. (The) LLC, 8.79% Bonds, 12/29/49(6,7)                        6,550,000            6,258,191
-----------------------------------------------------------------------------------------------------------------------
Local Financial Corp., 11% Sr. Nts., 9/8/04(7)                                        10,000,000           10,350,000
-----------------------------------------------------------------------------------------------------------------------
Ocwen Capital Trust I, 10.875% Capital Nts., 8/1/27                                    5,350,000            3,504,250
-----------------------------------------------------------------------------------------------------------------------
Ocwen Financial Corp., 11.875% Nts., 10/1/03(5)                                        9,275,000            8,672,125
-----------------------------------------------------------------------------------------------------------------------
Ongko International Finance Co. BV, 10.50% Gtd. Nts., 3/29/04(5,11)                    4,970,000              173,950
-----------------------------------------------------------------------------------------------------------------------
Parametric RE Ltd., 9.434% Nts., 11/19/07(6,7)                                         2,400,000            2,457,000
-----------------------------------------------------------------------------------------------------------------------
PT Polysindo Eka Perkasa:
11% Nts., 6/18/03(5,11)                                                               11,350,000            1,475,500
24% Nts., 6/19/03(11) [IDR]                                                        6,484,800,000              100,901
-----------------------------------------------------------------------------------------------------------------------
PTC International Finance BV, 0%/10.75% Gtd. Sr. Unsec.
Sub. Bonds, 7/1/07(5,12)                                                               6,532,000            4,458,090
-----------------------------------------------------------------------------------------------------------------------
Saul (B.F.) Real Estate Investment Trust, 9.75% Sr. Sec. Nts., Series B, 4/1/08       20,585,000           19,195,512
-----------------------------------------------------------------------------------------------------------------------
SBS Agro Finance BV Bonds, 10.25%, 7/21/00(5,11)                                      14,961,000              748,050
-----------------------------------------------------------------------------------------------------------------------
Southern Pacific Funding Corp., 11.50% Sr. Nts., 11/1/04(11)                           7,580,000            3,676,300
-----------------------------------------------------------------------------------------------------------------------
Veritas Capital Trust, 10% Nts., 1/1/28                                                3,525,000            2,652,562
-----------------------------------------------------------------------------------------------------------------------
Veritas Holdings, Inc., 9.625% Sr. Nts., 12/15/03                                      6,117,000            5,872,320
-----------------------------------------------------------------------------------------------------------------------
Washington Mutual Capital I, 8.375% Sub. Capital Income Nts., 6/1/27(9)                2,000,000            1,951,982
                                                                                                       ----------------
                                                                                                          201,763,057

-----------------------------------------------------------------------------------------------------------------------
FOOD & DRUG--0.9%
AmeriKing, Inc., 10.75% Sr. Nts., 12/1/06                                              7,600,000            6,802,000
-----------------------------------------------------------------------------------------------------------------------
Family Restaurants, Inc.:
9.75% Sr. Nts., 2/1/02                                                                21,100,000           10,180,750
10.875% Sr. Sub. Disc. Nts., 2/1/04                                                    4,800,000            2,484,000
-----------------------------------------------------------------------------------------------------------------------
Fleming Cos., Inc.:
10.50% Sr. Sub. Nts., Series B, 12/1/04                                                5,450,000            5,150,250
10.625% Sr. Sub. Nts., Series B, 7/31/07                                              18,625,000           17,321,250
-----------------------------------------------------------------------------------------------------------------------
Pathmark Stores, Inc.:
0%/10.75% Jr. Sub. Deferred Coupon Nts., 11/1/03(12)                                  12,160,000           11,977,600
12.625% Sub. Nts., 6/15/02                                                             3,000,000            2,962,500
-----------------------------------------------------------------------------------------------------------------------
Randall's Food Markets, Inc., 9.375% Sr. Sub. Nts., Series B, 7/1/07(5)               10,810,000           11,836,950
-----------------------------------------------------------------------------------------------------------------------
Shoppers Food Warehouse Corp., 9.75% Sr. Nts., 6/15/04                                 3,225,000            3,466,875
                                                                                                       ----------------
                                                                                                           72,182,175


                      27 OPPENHEIMER STRATEGIC INCOME FUND

                                                                                           FACE          MARKET VALUE
                                                                                       AMOUNT(1)           SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------
FOOD/TOBACCO--0.5%
Aurora Foods, Inc., 8.75% Sr. Sub. Nts., Series B, 7/1/08                          $   2,100,000        $   1,989,750
-----------------------------------------------------------------------------------------------------------------------
Canadaigua Brands, Inc., 8.50% Sr. Unsec. Sub. Nts., 3/1/09                            1,500,000            1,402,500
-----------------------------------------------------------------------------------------------------------------------
Chiquita Brands International, Inc., 10% Sr. Nts., 6/15/09                             3,000,000            2,505,000
-----------------------------------------------------------------------------------------------------------------------
Del Monte Foods Co., 0%/12.50% Sr. Disc. Nts., Series B, 12/15/07(12)                  6,581,000            5,001,560
-----------------------------------------------------------------------------------------------------------------------
Doane Pet Care Co., 9.75% Sr. Unsec. Sub. Nts., 5/15/07                                2,197,000            2,166,791
-----------------------------------------------------------------------------------------------------------------------
Packaged Ice, Inc., 9.75% Sr. Unsec. Nts., Series B, 2/1/05                            7,560,000            6,879,600
-----------------------------------------------------------------------------------------------------------------------
Purina Mills, Inc., 9% Sr. Unsec. Sub. Nts., 3/15/10(11)                               2,000,000              430,000
-----------------------------------------------------------------------------------------------------------------------
SmithField Foods, Inc., 7.625% Sr. Unsec. Sub. Nts., 2/15/08                           2,800,000            2,520,000
-----------------------------------------------------------------------------------------------------------------------
Sparkling Spring Water Group Ltd., 11.50% Sr. Sec. Sub. Nts., 11/15/07                12,550,000           10,040,000
-----------------------------------------------------------------------------------------------------------------------
Triarc Consumer Products Group LLC, 10.25% Sr. Sub. Nts., 2/15/09(7)                   4,500,000            4,387,500
                                                                                                        ---------------
                                                                                                           37,322,701

-----------------------------------------------------------------------------------------------------------------------
FOREST PRODUCTS/CONTAINERS--1.1%
Ainsworth Lumber, Inc., 12.50% Sr. Nts., 7/15/07(13)                                   1,000,000            1,107,500
-----------------------------------------------------------------------------------------------------------------------
Ball Corp.:
7.75% Sr. Unsec. Nts., 8/1/06                                                          3,300,000            3,234,000
8.25% Sr. Unsec. Sub. Nts., 8/1/08                                                     3,300,000            3,209,250
-----------------------------------------------------------------------------------------------------------------------
Consumers International, Inc., 10.25% Sr. Sec. Nts., 4/1/05                            5,875,000            5,610,625
-----------------------------------------------------------------------------------------------------------------------
Domtar, Inc., 10.85% Debs., 8/5/17 [CAD]                                               1,700,000            1,429,377
-----------------------------------------------------------------------------------------------------------------------
Fletcher Challenge Finance U.S.A., Inc., 8.05% Debs., 6/15/03 [NZD]                    4,755,000            2,479,885
-----------------------------------------------------------------------------------------------------------------------
Fletcher Challenge Ltd.:
10% Cv. Unsec. Sub. Nts., 4/30/05 [NZD]                                                4,900,000            2,617,421
14.50% Cv. Sub. Nts., 9/30/00 [NZD]                                                    4,900,000            2,702,830
-----------------------------------------------------------------------------------------------------------------------
Gaylord Container Corp., 9.75% Sr. Nts., 6/15/07                                       4,800,000            4,536,000
-----------------------------------------------------------------------------------------------------------------------
Mail-Well Corp., 8.75% Sr. Unsec. Sub. Nts., Series B, 12/15/08(5)                     2,335,000            2,229,925
-----------------------------------------------------------------------------------------------------------------------
Packaging Corp. of America, 9.625% Sr. Sub. Nts., 4/1/09(7)                            2,000,000            2,030,000
-----------------------------------------------------------------------------------------------------------------------
Repap Enterprises (New Brunswick), 9% First Priority Sr. Sec. Nts., 6/1/04             4,000,000            3,840,000
-----------------------------------------------------------------------------------------------------------------------
Repap New Brunswick, Inc., 10.625% Second Priority Sr. Sec. Nts., 4/15/05              1,650,000            1,435,500
-----------------------------------------------------------------------------------------------------------------------
Riverwood International Corp.:
10.625% Sr. Unsec. Nts., 8/1/07                                                       11,290,000           11,261,775
10.875% Sr. Sub. Nts., 4/1/08                                                          9,330,000            8,770,200
-----------------------------------------------------------------------------------------------------------------------
SD Warren Co.:
12% Sr. Sub. Nts., Series B, 12/15/04                                                  5,250,000            5,565,000
14% Unsec. Nts., 12/15/06(13)                                                         16,327,710           18,368,674
-----------------------------------------------------------------------------------------------------------------------
Tembec Finance Corp., 9.875% Gtd. Sr. Nts., 9/30/05                                    1,000,000            1,037,500
-----------------------------------------------------------------------------------------------------------------------
U.S. Timberlands Co. LP, 9.625% Sr. Nts., 11/15/07                                     3,850,000            3,522,750
                                                                                                        ---------------
                                                                                                           84,988,212



                      28 OPPENHEIMER STRATEGIC INCOME FUND

                                                                                           FACE          MARKET VALUE
                                                                                       AMOUNT(1)           SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------
GAMING/LEISURE--2.2%
AP Holdings, Inc., 0%/11.25% Sr. Disc. Nts., 3/15/08(12)                           $   2,150,000         $  1,091,125
-----------------------------------------------------------------------------------------------------------------------
Apcoa, Inc., 9.25% Sr. Unsec. Sub. Nts., 3/15/08                                       4,875,000            4,180,312
-----------------------------------------------------------------------------------------------------------------------
Aztar Corp.:
8.875% Sr. Unsec. Sub. Nts., 5/15/07                                                   6,000,000            5,670,000
13.75% Sr. Sub. Nts., 10/1/04(5)                                                       3,725,000            3,981,094
-----------------------------------------------------------------------------------------------------------------------
Capital Gaming International, Inc., 11.50% Promissory Nts., 8/1/95(11)                     3,500                   --
-----------------------------------------------------------------------------------------------------------------------
Capitol Queen & Casino, Inc., 12% First Mtg. Nts., Series A, 11/15/00(5,11)            2,100,000                   --
-----------------------------------------------------------------------------------------------------------------------
Capstar Hotel Co., 8.75% Sr. Sub. Nts., 8/15/07                                       10,475,000            9,453,687
-----------------------------------------------------------------------------------------------------------------------
Casino Magic of Louisiana Corp., 13% First Mtg. Nts., Series B, 8/15/03                5,300,000            6,002,250
-----------------------------------------------------------------------------------------------------------------------
Coast Hotel & Casinos, Inc., 9.50% Sr. Unsec. Sub. Nts., 4/1/09                        3,000,000            2,835,000
-----------------------------------------------------------------------------------------------------------------------
Empress Entertainment, Inc., 8.125% Sr. Sub. Nts., 7/1/06                              4,290,000            4,290,000
-----------------------------------------------------------------------------------------------------------------------
Florida Panthers Holdings, Inc., 9.875% Sr. Sub. Nts., 4/15/09                         6,800,000            6,324,000
-----------------------------------------------------------------------------------------------------------------------
Hard Rock Hotel, Inc., 9.25% Sr. Sub. Nts., 4/1/05                                     4,060,000            3,390,100
-----------------------------------------------------------------------------------------------------------------------
Harveys Casino Resorts, 10.625% Sr. Unsec. Sub. Nts., 6/1/06                             450,000              463,500
-----------------------------------------------------------------------------------------------------------------------
HMH Properties, Inc., 8.45% Sr. Nts., Series C, 12/1/08                                9,425,000            8,765,250
-----------------------------------------------------------------------------------------------------------------------
Hollywood Casino Corp., 11.25% Sec. Nts., 5/1/07(7)                                    6,000,000            6,060,000
-----------------------------------------------------------------------------------------------------------------------
Hollywood Park, Inc., 9.25% Sr. Unsec. Sub. Nts., Series B, 2/15/07                    8,000,000            7,760,000
-----------------------------------------------------------------------------------------------------------------------
Horseshoe Gaming LLC, 9.375% Sr. Sub. Nts., 6/15/07                                   13,350,000           13,333,312
-----------------------------------------------------------------------------------------------------------------------
Intrawest Corp., 9.75% Sr. Nts., 8/15/08                                              11,875,000           11,459,375
-----------------------------------------------------------------------------------------------------------------------
Isle of Capri Casinos, Inc., 8.75% Sr. Unsec. Nts., 4/15/09                            7,000,000            6,457,500
-----------------------------------------------------------------------------------------------------------------------
Jupiters Ltd., 8.50% Sr. Nts., 3/1/06(5)                                               7,100,000            6,816,000
-----------------------------------------------------------------------------------------------------------------------
Meristar Hospitality Corp., 8.75% Sr. Unsec. Sub. Nts., 8/15/07                        8,000,000            7,260,000
-----------------------------------------------------------------------------------------------------------------------
Mohegan Tribal Gaming Authority:
8.125% Sr. Nts., 1/1/06                                                                2,950,000            2,879,937
8.75% Sr. Unsec. Sub. Nts., 1/1/09                                                    12,050,000           11,884,312
-----------------------------------------------------------------------------------------------------------------------
Premier Cruise Ltd., 11% Sr. Nts., 3/15/08(7,11)                                      10,800,000            2,646,000
-----------------------------------------------------------------------------------------------------------------------
Premier Parks, Inc.:
0%/10% Sr. Disc. Nts., 4/1/08(12)                                                      6,350,000            4,064,000
9.25% Sr. Nts., 4/1/06                                                                 5,355,000            5,087,250
9.75% Sr. Nts., 6/15/07                                                               10,000,000            9,750,000
-----------------------------------------------------------------------------------------------------------------------
Santa Fe Hotel, Inc., 11% Gtd. First Mtg. Nts., 12/15/00                                 100,000               94,500
-----------------------------------------------------------------------------------------------------------------------
Six Flags Entertainment Corp., 8.875% Sr. Nts., 4/1/06                                 5,720,000            5,476,900
-----------------------------------------------------------------------------------------------------------------------
Station Casinos, Inc., 8.875% Sr. Unsec. Sub. Nts., 12/1/08                            4,500,000            4,387,500
-----------------------------------------------------------------------------------------------------------------------
Venetian Casino Resort LLC/Las Vegas Sands, Inc., 12.25% Mtg. Nts., 11/15/04           3,015,000            2,427,075
                                                                                                         --------------
                                                                                                          164,289,979


                      29 OPPENHEIMER STRATEGIC INCOME FUND

                                                                                           FACE          MARKET VALUE
                                                                                       AMOUNT(1)           SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------
HEALTHCARE--0.6%
Charles River Labs ONC, Units (each unit consists of $1,000
principal amount of 13.50% sr. sub. nts., 10/1/09 and one warrant to
purchase 3.942 shares of common stock)(5,14)                                       $   5,950,000        $   6,039,250
-----------------------------------------------------------------------------------------------------------------------
Fresenius Medical Care Capital Trust III, 7.375% Nts., 2/1/08 [DEM]                    5,250,000            2,815,879
-----------------------------------------------------------------------------------------------------------------------
ICN Pharmaceutical, Inc.:
8.75% Sr. Nts., 11/15/08(7)                                                            5,500,000            5,094,375
8.75% Sr. Nts., 11/15/08(5)                                                            4,100,000            3,797,633
-----------------------------------------------------------------------------------------------------------------------
Integrated Health Services, Inc., 9.50% Sr. Sub. Nts., 9/15/07                         2,000,000              310,000
-----------------------------------------------------------------------------------------------------------------------
Kinetic Concepts, Inc., 9.625% Sr. Unsec. Sub. Nts., Series B, 11/1/07(5)              4,615,000            3,392,025
-----------------------------------------------------------------------------------------------------------------------
King Pharmaceuticals, Inc., 10.75% Sr. Unsec. Sub. Nts., 2/15/09                       4,750,000            4,916,250
-----------------------------------------------------------------------------------------------------------------------
Magellan Health Services, Inc., 9% Sr. Sub. Nts., 2/15/08                              5,050,000            4,317,750
-----------------------------------------------------------------------------------------------------------------------
Oxford Health Plans, Inc., 11% Sr. Nts., 5/15/05(7)                                    6,415,000            6,398,962
-----------------------------------------------------------------------------------------------------------------------
Tenet Healthcare Corp., 8.125% Sr. Unsec. Sub. Nts., Series B, 12/1/08                 4,000,000            3,670,000
-----------------------------------------------------------------------------------------------------------------------
Unilab Finance Corp., 12.75% Sr. Sub. Nts., 10/1/09(7)                                 4,500,000            4,488,750
                                                                                                        ---------------
                                                                                                           45,240,874

-----------------------------------------------------------------------------------------------------------------------
HOUSING--0.8%
Building Materials Corp. of America, 8.625% Sr. Nts., Series B, 12/15/06               3,400,000            3,247,000
-----------------------------------------------------------------------------------------------------------------------
CB Richard Ellis Services, Inc., 8.875% Sr. Unsec. Sub. Nts., 6/1/06                   8,250,000            7,837,500
-----------------------------------------------------------------------------------------------------------------------
D.R. Horton, Inc., 8% Sr. Nts., 2/1/09                                                 8,500,000            7,650,000
-----------------------------------------------------------------------------------------------------------------------
Del Webb Corp., 10.25% Sr. Unsec. Sub. Nts., 2/15/10                                   8,000,000            7,400,000
-----------------------------------------------------------------------------------------------------------------------
Falcon Building Products, Inc., 9.50% Sr. Sub. Nts., 6/15/07                           1,830,000            1,793,400
-----------------------------------------------------------------------------------------------------------------------
Kaufman & Broad Home Corp., 7.75% Sr. Nts., 10/15/04                                  13,800,000           12,903,000
-----------------------------------------------------------------------------------------------------------------------
Nortek, Inc.:
8.875% Sr. Unsec. Nts., Series B, 8/1/08                                               3,000,000            2,835,000
9.125% Sr. Nts., Series B, 9/1/07                                                     11,450,000           11,049,250
9.25% Sr. Nts., Series B, 3/15/07                                                      5,100,000            4,972,500
                                                                                                        ---------------
                                                                                                           59,687,650

-----------------------------------------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY--1.0%
Amkor Technology, Inc.:
9.25% Sr. Nts., 5/1/06(7)                                                              3,000,000            2,992,500
10.50% Sr. Sub. Nts., 5/1/09(7)                                                       15,000,000           14,662,500
-----------------------------------------------------------------------------------------------------------------------
Chippac International Ltd., 12.75% Sr. Sub. Nts., 8/1/097                              5,000,000            5,050,000
-----------------------------------------------------------------------------------------------------------------------
Details, Inc., 10% Sr. Sub. Nts., Series B, 11/15/05                                   8,250,000            7,672,500
-----------------------------------------------------------------------------------------------------------------------
DII Group, Inc., 8.50% Sr. Sub. Nts., 9/15/07                                            925,000              878,750
-----------------------------------------------------------------------------------------------------------------------
Dyncorp, Inc., 9.50% Sr. Sub. Nts., 3/1/07                                             6,345,000            5,996,025
-----------------------------------------------------------------------------------------------------------------------
Fairchild Semiconductor Corp., 10.375% Sr. Sub. Nts., 10/1/07(7)                      10,500,000           10,473,750


                      30 OPPENHEIMER STRATEGIC INCOME FUND

                                                                                          FACE         MARKET VALUE
                                                                                     AMOUNT(1)           SEE NOTE 1
=====================================================================================================================
INFORMATION TECHNOLOGY Continued
 Fisher Scientific International, Inc.:
 9% Sr. Unsec. Sub. Nts., 2/1/08                                                 $ 8,760,000         $  8,212,500
 9% Sr. Unsec. Sub. Nts., 2/1/08                                                   1,875,000            1,757,812
---------------------------------------------------------------------------------------------------------------------
 Micron Technology, Inc., 6.50% Sub. Nts., 9/30/05(1)                             14,000,000           11,130,000
---------------------------------------------------------------------------------------------------------------------
 Unisys Corp., 11.75% Sr. Nts., 10/15/04                                           3,800,000            4,256,000
---------------------------------------------------------------------------------------------------------------------
 Wavetek Corp., 10.125% Sr. Sub. Nts., 6/15/07                                     5,625,000            4,753,125
---------------------------------------------------------------------------------------------------------------------
                                                                                                       77,835,462
                                                                                                      ---------------

---------------------------------------------------------------------------------------------------------------------
 MANUFACTURING--1.0%
 Applied Power, Inc., 8.75% Sr. Sub. Nts., 4/1/09                                  8,000,000            7,540,000
---------------------------------------------------------------------------------------------------------------------
 Axia, Inc., 10.75% Sr. Sub. Nts., 7/15/08                                         2,650,000            2,491,000
---------------------------------------------------------------------------------------------------------------------
 Burke Industries, Inc., 10% Sr. Sub. Nts., 8/15/07                                3,475,000            2,519,375
---------------------------------------------------------------------------------------------------------------------
 Communications & Power Industries, Inc., 12% Sr. Sub. Nts., Series B, 8/1/05     12,553,000           10,481,755
---------------------------------------------------------------------------------------------------------------------
 Eagle-Picher Industries, Inc., 9.375% Sr. Unsec. Sub. Nts., 3/1/08                1,050,000              939,750
---------------------------------------------------------------------------------------------------------------------
 Grove Worldwide LLC, 9.25% Sr. Sub. Nts., 5/1/08                                  3,275,000            1,817,625
---------------------------------------------------------------------------------------------------------------------
 Grupo Mexicano de Desarrollo SA, 8.25% Unsec. Unsub. Nts., 2/17/01(5)(11)         6,000,000            1,050,000
---------------------------------------------------------------------------------------------------------------------
 Hydrochem Industrial Services, Inc., 10.375% Sr. Sub. Nts., 8/1/07                5,800,000            5,075,000
---------------------------------------------------------------------------------------------------------------------
 Insilco Corp., 12% Sr. Sub. Nts., 8/15/07(5)                                      7,780,000            7,663,300
---------------------------------------------------------------------------------------------------------------------
 International Wire Group, Inc., 11.75% Sr. Sub. Nts., Series B, 6/1/05            7,835,000            8,089,637
---------------------------------------------------------------------------------------------------------------------
 Jordan Industries, Inc., 10.375% Sr. Unsec. Nts., Series D, 8/1/07                7,750,000            7,478,750
---------------------------------------------------------------------------------------------------------------------
 Mechala Group Jamaica Ltd., 12.75% Gtd. Sr. Sec. Sub. Nts.,
 Series B, 12/30/99(5)(11)                                                         2,908,000            1,141,390
---------------------------------------------------------------------------------------------------------------------
 Moll Industries, Inc., 10.50% Sr. Unsec. Sub. Nts., 7/1/08                        2,600,000            1,937,000
---------------------------------------------------------------------------------------------------------------------
 Roller Bearing Co. of America, Inc., 9.625% Sr. Sub. Nts., Series B, 6/15/07     10,400,000            9,620,000
---------------------------------------------------------------------------------------------------------------------
 Terex Corp.:
 8.875% Sr. Unsec. Sub. Nts., 4/1/08                                               2,500,000            2,362,500
 8.875% Sr. Unsec. Sub. Nts., Series C, 4/1/08                                     5,100,000            4,870,500
---------------------------------------------------------------------------------------------------------------------
 Unifrax Investment Corp., 10.50% Sr. Nts., 11/1/03                                5,000,000            5,100,000
                                                                                                       ----------
                                                                                                       80,177,582


---------------------------------------------------------------------------------------------------------------------
 MEDIA/ENTERTAINMENT: BROADCASTING--1.2%
 Allbritton Communications Co., 8.875% Sr. Sub. Nts., Series B, 2/1/08             2,375,000            2,280,000
---------------------------------------------------------------------------------------------------------------------
 Azteca Holdings SA, 11% Sr. Sec. Nts., 6/15/02                                    5,730,000            4,440,750
---------------------------------------------------------------------------------------------------------------------
 CBS Radio, Inc., 11.375% Unsec. Sub. Debs., 1/15/09(13)                             939,600            1,057,050
---------------------------------------------------------------------------------------------------------------------
 Chancellor Media Corp.:
 8.125% Sr. Sub. Nts., Series B, 12/15/07                                         10,000,000            9,575,000
 8.75% Sr. Unsec. Sub. Nts., Series B, 6/15/07                                     6,000,000            5,910,000
 9% Sr. Unsec. Sub. Nts., 10/1/08                                                  1,600,000            1,628,000
 10.50% Sr. Sub. Nts., Series B, 1/15/07                                           2,895,000            3,075,937
---------------------------------------------------------------------------------------------------------------------
 Emmis Communications Corp., 8.125% Sr. Unsec. Sub. Nts., Series B, 3/15/09       13,725,000           13,073,062
---------------------------------------------------------------------------------------------------------------------
 Paxson Communications Corp., 11.625% Sr. Sub. Nts., 10/1/02                       9,425,000            9,802,000


                      31 OPPENHEIMER STRATEGIC INCOME FUND

                                                                                          FACE         MARKET VALUE
                                                                                     AMOUNT(1)           SEE NOTE 1
=====================================================================================================================
 MEDIA/ENTERTAINMENT: BROADCASTING Continued
 Radio One, Inc., 7% Sr. Sub. Nts., Series B, 5/15/04(10)                        $ 3,000,000         $  3,090,000
---------------------------------------------------------------------------------------------------------------------
 Sinclair Broadcast Group, Inc.:
 8.75% Sr. Sub. Nts., 12/15/07                                                     8,275,000            7,799,187
 9% Sr. Unsec. Sub. Nts., 7/15/07                                                  8,490,000            8,129,175
---------------------------------------------------------------------------------------------------------------------
 Spanish Broadcasting Systems, Inc.:
 11% Sr. Nts., 3/15/04                                                             2,400,000            2,592,000
 12.50% Sr. Nts., 6/15/02                                                          1,000,000            1,130,000
---------------------------------------------------------------------------------------------------------------------
 TV Azteca SA de CV:
 10.125% Sr. Nts., Series A, 2/15/04                                               3,300,000            2,681,250
 10.50% Sr. Nts., Series B, 2/15/07                                                5,150,000            4,004,125
---------------------------------------------------------------------------------------------------------------------
 Young Broadcasting, Inc.:
 8.75% Sr. Sub. Debs., 6/15/07                                                    13,125,000           12,895,312
 9% Sr. Sub. Nts., Series B, 1/15/06                                                 825,000              817,781
                                                                                                      ------------
                                                                                                       93,980,629

---------------------------------------------------------------------------------------------------------------------
 MEDIA/ENTERTAINMENT: CABLE/WIRELESS VIDEO--2.2%
 Adelphia Communications Corp.:
 7.875% Sr. Unsec. Nts., 5/1/09                                                    1,400,000            1,281,000
 8.125% Sr. Nts., Series B, 7/15/03                                                4,750,000            4,643,125
 8.375% Sr. Nts., Series B, 2/1/08                                                 5,150,000            4,866,750
 9.25% Sr. Nts., 10/1/02                                                           7,175,000            7,300,562
 9.875% Sr. Nts., Series B, 3/1/07                                                 2,000,000            2,045,000
 10.50% Sr. Unsec. Nts., Series B, 7/15/04                                         6,040,000            6,326,900
---------------------------------------------------------------------------------------------------------------------
 American Telecasting, Inc., 14.50% Sr. Disc. Nts., 6/15/04                        2,117,490            2,271,008
---------------------------------------------------------------------------------------------------------------------
 Bresnan Communications, Inc.:
 0%/9.25% Sr. Disc. Nts., 2/1/09(12)                                               9,590,000            6,353,375
 8% Sr. Nts., 2/1/09                                                               2,300,000            2,259,750
---------------------------------------------------------------------------------------------------------------------
 Charter Communication Holdings LLC/Charter Communication
 Holdings Capital Corp.:
 0%/9.92% Sr. Disc. Nts., 4/1/117(12)                                             29,700,000           17,857,125
 8.25% Sr. Nts., 4/1/07(7)                                                        10,650,000            9,997,687
---------------------------------------------------------------------------------------------------------------------
 CSC Holdings, Inc.:
 9.875% Sr. Sub. Debs., 2/15/13                                                    2,620,000            2,744,450
 9.875% Sr. Sub. Nts., 5/15/06                                                     2,215,000            2,320,212
 10.50% Sr. Sub. Debs., 5/15/16                                                    7,950,000            8,645,625
---------------------------------------------------------------------------------------------------------------------
 EchoStar DBS Corp., 9.375% Sr. Unsec. Nts., 2/1/09                               28,100,000           27,959,500
---------------------------------------------------------------------------------------------------------------------
 EchoStar I, 8.25% Bonds, 2/26/01(5)                                               3,912,848            3,912,848
---------------------------------------------------------------------------------------------------------------------
 EchoStar II, 8.25% Sinking Fund Bonds, 11/9/01(5)                                 4,275,826            4,275,826
---------------------------------------------------------------------------------------------------------------------
 Falcon Holding Group LP:
 0%/9.285% Sr. Disc. Debs., Series B, 4/15/10(12)                                  7,425,000            5,308,875
 8.375% Sr. Unsec. Debs., Series B, 4/15/10                                        3,000,000            2,977,500
---------------------------------------------------------------------------------------------------------------------
 Helicon Group LP/Helicon Capital Corp., 11% Sr. Sec. Nts., Series B, 11/1/03(6)  11,649,000           12,071,276


                      32 OPPENHEIMER STRATEGIC INCOME FUND

                                                                                                FACE         MARKET VALUE
                                                                                           AMOUNT(1)           SEE NOTE 1
==========================================================================================================================
 MEDIA/ENTERTAINMENT: CABLE/WIRELESS VIDEO Continued
 Rogers Cablesystems Ltd., 10% Second Priority Sr. Sec. Debs., 12/1/07                   $  4,350,000        $  4,654,500
--------------------------------------------------------------------------------------------------------------------------
 Rogers Communications, Inc., 8.75% Sr. Nts., 7/15/07 [CAD]                                20,000,000          13,729,160
--------------------------------------------------------------------------------------------------------------------------
 TKR Cable I, Inc., 10.50% Sr. Debs., 10/30/07(9)                                           2,900,000           3,058,978
--------------------------------------------------------------------------------------------------------------------------
 United International Holdings, Inc., 0%/10.75% Sr. Disc. Nts., Series B, 2/15/08(12)      16,095,000           9,797,831
                                                                                                             ------------
                                                                                                              166,658,863

--------------------------------------------------------------------------------------------------------------------------
 MEDIA/ENTERTAINMENT: DIVERSIFIED MEDIA--1.0%
 AMC Entertainment, Inc., 9.50% Sr. Unsec. Sub. Nts., 2/1/11                                7,000,000           5,740,000
--------------------------------------------------------------------------------------------------------------------------
 GSP I Corp., 10.15% First Mtg. Bonds, 6/24/10(5)                                             759,890             721,820
--------------------------------------------------------------------------------------------------------------------------
 IPC Magazines Group plc:
 0%/10.75% Bonds, 3/15/08(12)[GBP]                                                          2,500,000           1,688,073
 9.625% Bonds, 3/15/08 [GBP]                                                               10,525,000          12,133,536
--------------------------------------------------------------------------------------------------------------------------
 Regal Cinemas, Inc.:
 8.875% Sr. Unsec. Sub. Nts., 12/15/10                                                      6,300,000           4,189,500
 9.50% Sr. Unsec. Sub. Nts., 6/1/08                                                         2,000,000           1,370,000
--------------------------------------------------------------------------------------------------------------------------
 SFX Entertainment, Inc., 9.125% Sr. Unsec. Sub. Nts., Series B, 2/1/08                    13,725,000          12,901,500
--------------------------------------------------------------------------------------------------------------------------
 Sun Media Corp., 9.50% Sr. Sub. Nts., 5/15/07                                                578,000             585,225
--------------------------------------------------------------------------------------------------------------------------
 Time Warner Entertainment Co. LP, 8.375% Sr. Debs., 3/15/23                                8,209,000           8,799,958
--------------------------------------------------------------------------------------------------------------------------
 Time Warner, Inc.:
 9.125% Debs., 1/15/13                                                                      2,000,000           2,259,956
 9.15% Debs., 2/1/23                                                                        9,000,000          10,371,735
--------------------------------------------------------------------------------------------------------------------------
 TV Guide, Inc., 8.125% Sr. Unsec. Sub. Nts., 3/1/09                                        8,750,000           8,290,625
--------------------------------------------------------------------------------------------------------------------------
 World Color Press, Inc., 7.75% Sr. Unsec. Sub. Nts., 2/15/09                               5,000,000           4,725,000
                                                                                                             ------------
                                                                                                               73,776,928

--------------------------------------------------------------------------------------------------------------------------
 MEDIA/ENTERTAINMENT: TELECOMMUNICATIONS--8.5%
 Allegiance Telecom, Inc., 12.875% Sr. Nts., 5/15/08                                        2,000,000           2,170,000
--------------------------------------------------------------------------------------------------------------------------
 Amazon.com, Inc., 0%/10% Sr. Unsec. Disc. Nts., 5/1/08(12)                                20,435,000          13,384,925
--------------------------------------------------------------------------------------------------------------------------
 COLT Telecom Group plc:
 0%/12% Sr. Unsec. Disc. Nts., 12/15/06(12)                                                 3,950,000           3,219,250
 10.125% Sr. Nts., 11/30/07 [GBP]                                                           6,290,000          10,721,566
 7.625% Bonds, 7/31/08 [DEM]                                                               10,800,000           5,728,859
 8.875% Sr. Nts., 11/30/07 [DEM]                                                            4,450,000           2,495,834
 Units (each unit consists of $1,000 principal amount of 0%/12% sr. disc. nts.,
 12/15/06 and one warrant to purchase 7.8 ordinary shares)(12)(14)                         17,325,000          14,336,438
--------------------------------------------------------------------------------------------------------------------------
 Comcast UK Cable Partner Ltd., 0%/11.20% Sr. Disc. Debs., 11/15/07(12)                     6,260,000           5,696,600
--------------------------------------------------------------------------------------------------------------------------
 Concentric Network Corp., 12.75% Sr. Unsec. Nts., 12/15/07                                 4,085,000           4,146,275
--------------------------------------------------------------------------------------------------------------------------
 Convergent Communications, Inc., 13% Sr. Nts., 4/1/08                                      7,000,000           5,267,500
--------------------------------------------------------------------------------------------------------------------------
 Covad Communications Group, Inc., 0%/13.50% Sr. Disc. Nts., 3/15/08(12)                   28,025,000          14,573,000
--------------------------------------------------------------------------------------------------------------------------
 Diamond Cable Communications plc, 0%/11.75% Sr. Disc. Nts., 12/15/05(12)                  27,875,000          24,948,125
--------------------------------------------------------------------------------------------------------------------------
 Diamond Holdings plc, 9.125% Sr. Nts., 2/1/08                                              2,050,000           2,050,000
--------------------------------------------------------------------------------------------------------------------------
 e.spire Communications, Inc., 13.75% Sr. Nts., 7/15/07                                     4,215,000           3,561,675


                      33 OPPENHEIMER STRATEGIC INCOME FUND

                                                                                                FACE         MARKET VALUE
                                                                                           AMOUNT(1)           SEE NOTE 1
==========================================================================================================================
 MEDIA/ENTERTAINMENT: TELECOMMUNICATIONS Continued
 Exodus Communications, Inc.:
 11.25% Sr. Nts., 7/1/08(7)                                                              $ 2,250,000         $ 2,300,625
 11.25% Sr. Nts., 7/1/08                                                                   4,255,000           4,350,738
--------------------------------------------------------------------------------------------------------------------------
 FirstWorld Communications, Inc., 0%/13% Sr. Disc. Nts., 4/15/08(12)                       7,000,000           3,605,000
--------------------------------------------------------------------------------------------------------------------------
 Focal Communications Corp., 0%/12.125% Sr. Unsec. Disc. Nts., 2/15/08(12)                 9,305,000           5,396,900
--------------------------------------------------------------------------------------------------------------------------
 Global Crossing Ltd., 9.625% Sr. Nts., 5/15/08                                           13,285,000          13,749,975
--------------------------------------------------------------------------------------------------------------------------
 Globix Corp., 13% Sr. Unsec. Nts., 5/1/05                                                11,590,000          10,257,150
--------------------------------------------------------------------------------------------------------------------------
 GST Telecommunications, Inc., 0%/13.875% Cv. Sr. Sub. Disc. Nts., 12/15/05(7)(12)         1,800,000           1,651,500
--------------------------------------------------------------------------------------------------------------------------
 GST Telecommunications, Inc./GST Network Funding Corp., Inc.,
 0%/10.50% Sr. Disc. Nts., 5/1/08(7)(12)                                                   3,540,000           1,716,900
--------------------------------------------------------------------------------------------------------------------------
 GST USA, Inc., 0%/13.875% Gtd. Sr. Disc. Nts., 12/15/05(12)                               2,835,000           2,289,263
--------------------------------------------------------------------------------------------------------------------------
 Hyperion Telecommunications, Inc., 12% Sr. Sub. Nts., 11/1/07                             9,500,000           9,595,000
--------------------------------------------------------------------------------------------------------------------------
 ICG Holdings, Inc., 0%/12.50% Sr. Sec. Disc. Nts., 5/1/06(12)                             2,800,000           2,142,000
--------------------------------------------------------------------------------------------------------------------------
 ICG Services, Inc., 0%/10% Sr. Exchangeable Unsec. Disc. Nts., 2/15/08(12)                1,235,000             691,600
--------------------------------------------------------------------------------------------------------------------------
 Intermedia Communications, Inc.:
 0%/12.25% Sr. Disc. Nts., Series B, 3/1/09(12)                                            6,000,000           3,000,000
 8.50% Sr. Nts., Series B, 1/15/08                                                        18,015,000          15,492,900
 8.60% Sr. Unsec. Nts., Series B, 6/1/08                                                   5,245,000           4,523,813
 8.875% Sr. Nts., 11/1/07                                                                  7,815,000           6,896,738
--------------------------------------------------------------------------------------------------------------------------
 KMC Telecom Holdings, Inc.:
 0%/12.50% Sr. Unsec. Disc. Nts., 2/15/08(12)                                             27,316,000          14,887,220
 13.50% Sr. Nts., 5/15/09(5)                                                               4,000,000           3,940,000
--------------------------------------------------------------------------------------------------------------------------
 Level 3 Communications, Inc.:
 0%/10.50% Sr. Disc. Nts., 12/1/08(12)                                                    23,100,000          13,080,375
 9.125% Sr. Unsec. Nts., 5/1/08                                                            7,580,000           6,888,325
--------------------------------------------------------------------------------------------------------------------------
 Long Distance International, Inc., 12.25% Sr. Unsec. Nts., 4/15/08(5)                     4,160,000           2,516,800
--------------------------------------------------------------------------------------------------------------------------
 McLeodUSA, Inc.:
 8.125% Sr. Unsec. Nts., 2/15/09                                                          10,090,000           9,434,150
 8.375% Sr. Nts., 3/15/08                                                                  5,000,000           4,725,000
 9.25% Sr. Nts., 7/15/07                                                                   1,725,000           1,733,625
--------------------------------------------------------------------------------------------------------------------------
 Metromedia Fiber Network, Inc., 10% Sr. Unsec. Nts., Series B, 11/15/08                  17,200,000          16,684,000
--------------------------------------------------------------------------------------------------------------------------
 Netia Holdings BV:
 0%/11% Sr. Disc. Nts., 11/1/07(12) [DEM]                                                 13,850,000           4,694,698
 0%/11% Sr. Disc. Nts., Series B, 11/1/07(12)[DEM]                                         9,750,000           3,304,932
 0%/11.25% Sr. Disc. Nts., Series B, 11/1/07(12)                                           4,900,000           3,087,000
 10.25% Sr. Nts., Series B, 11/1/07                                                        2,425,000           2,073,375
--------------------------------------------------------------------------------------------------------------------------
 Netia Holdings II BV, 13.50% Sr. Nts., 6/15/09(7)[EUR]                                    7,750,000           8,202,164
--------------------------------------------------------------------------------------------------------------------------
 NEXTLINK Communications, Inc.:
 9% Sr. Nts., 3/15/08                                                                      8,150,000           7,599,875
 9.625% Sr. Nts., 10/1/07                                                                 15,130,000          14,373,500
 10.75% Sr. Unsec. Nts., 11/15/08                                                          7,300,000           7,354,750
 10.75% Sr. Unsec. Nts., 6/1/09                                                            4,990,000           5,027,425
--------------------------------------------------------------------------------------------------------------------------
 NorthEast Optic Network, Inc., 12.75% Sr. Nts., 8/15/08                                   3,800,000           3,895,000



                      34 OPPENHEIMER STRATEGIC INCOME FUND

                                                                                                FACE         MARKET VALUE
                                                                                           AMOUNT(1)           SEE NOTE 1
==========================================================================================================================
 MEDIA/ENTERTAINMENT: TELECOMMUNICATIONS Continued
 NTL, Inc.:
 0%/9.75% Sr. Deferred Coupon Nts., Series B, 4/1/08 (12)                                $  5,850,000        $  3,919,500
 0%/9.75% Sr. Nts., 4/15/09(12) [GBP]                                                      39,800,000          37,443,507
 0%/10.75% Sr. Unsec. Unsub. Nts., Series B, 4/1/08(12)[GBP]                                7,590,000           8,187,481
 0%/12.375% Sr. Unsec. Nts., Series B, 10/1/08(12)                                         14,010,000           9,561,825
 7% Cv. Unsec. Sub. Nts., 12/15/08                                                          7,900,000          13,430,000
 10% Sr. Nts., Series B, 2/15/07                                                            7,725,000           7,918,125
 11.50% Sr. Unsec. Nts., Series B, 10/1/08                                                  2,850,000           3,088,688
--------------------------------------------------------------------------------------------------------------------------
 Optel, Inc., 13% Sr. Nts., Series B, 2/15/05(5)                                           21,200,000          14,946,000
--------------------------------------------------------------------------------------------------------------------------
 Petersburg Long Distance, Inc., 9% Cv. Sub. Nts., 6/1/06(7)                                1,500,000             697,500
--------------------------------------------------------------------------------------------------------------------------
 PLD Telekom, Inc., 14% Sr. Disc. Nts., 6/1/04(5)                                          16,650,000          12,404,250
--------------------------------------------------------------------------------------------------------------------------
 PSINet, Inc., 10% Sr. Unsec. Nts., Series B, 2/15/05                                      22,250,000          21,387,813
--------------------------------------------------------------------------------------------------------------------------
 Qwest Communications International, Inc.:
 0%/8.29% Sr. Unsec. Disc. Nts., Series B, 2/1/08(12)                                      15,355,000          11,362,700
 0%/9.47% Sr. Disc. Nts., 10/15/07(12)                                                     14,290,000          11,181,925
--------------------------------------------------------------------------------------------------------------------------
 RSL Communications plc:
 0%/10% Bonds, 3/15/08(12) [DEM]                                                            9,100,000           2,867,813
 0%/10.125% Sr. Disc. Nts., 3/1/08(12)                                                      5,425,000           3,092,250
 10.50% Gtd. Sr. Nts., 11/15/08                                                             9,000,000           8,235,000
--------------------------------------------------------------------------------------------------------------------------
 Shaw Communications, Inc., 8.54% Debs., 9/30/27 [CAD]                                     14,580,000           9,327,331
--------------------------------------------------------------------------------------------------------------------------
 Tele1 Europe BV, 13% Sr. Unsec. Nts., 5/15/09(5) [EUR]                                     5,000,000           5,245,125
--------------------------------------------------------------------------------------------------------------------------
 Telewest Communications plc:
 0%/9.25% Sr. Nts., 4/15/09(7)(12)                                                         12,750,000           7,777,500
 0%/9.875% Sr. Nts., 4/15/09(7)(12)[GBP]                                                   12,000,000          11,857,680
 0%/11% Sr. Disc. Debs., 10/1/07(12)                                                       10,975,000           9,850,063
--------------------------------------------------------------------------------------------------------------------------
 Time Warner Telecom LLC, 9.75% Sr. Nts., 7/15/08                                           4,000,000           4,040,000
--------------------------------------------------------------------------------------------------------------------------
 United Pan-Europe Communications NV:
 10.875% Sr. Nts., 8/1/09(7)                                                               14,900,000          15,123,500
 10.875% Sr. Nts., 8/1/09(7) [EUR]                                                         13,250,000          14,190,626
--------------------------------------------------------------------------------------------------------------------------
 US Xchange LLC, 15% Sr. Unsec. Nts., 7/1/08                                                3,465,000           3,547,294
--------------------------------------------------------------------------------------------------------------------------
 Verio, Inc.:
 10.375% Sr. Unsec. Nts., 4/1/05                                                           10,115,000          10,089,713
 11.25% Sr. Unsec. Nts., 12/1/08                                                            9,250,000           9,504,375
 13.50% Sr. Unsec. Nts., 6/15/04                                                            1,960,000           2,146,200
--------------------------------------------------------------------------------------------------------------------------
 Versatel Telecom International BV, 11.875% Sr. Nts., 7/15/09 [EUR]                         6,500,000           6,576,375
--------------------------------------------------------------------------------------------------------------------------
 Viatel, Inc., 11.25% Sr. Sec. Nts., 4/15/08                                               14,250,000          13,252,500
--------------------------------------------------------------------------------------------------------------------------
 WAM!NET, Inc., 0%/13.25% Sr. Unsec. Disc. Nts., Series B, 3/1/05(5)(12)                   16,895,000          10,052,525
--------------------------------------------------------------------------------------------------------------------------
 Winstar Equipment Corp., 12.50% Gtd. Sr. Sec. Exchangeable Nts., 3/15/04                   3,000,000           3,045,000
--------------------------------------------------------------------------------------------------------------------------
 Worldwide Fiber, Inc., 12% Sr. Nts., 8/1/09(7)                                             7,900,000           7,781,500
                                                                                                             ------------
                                                                                                              646,594,047

                      35 OPPENHEIMER STRATEGIC INCOME FUND

                                                                                                FACE         MARKET VALUE
                                                                                           AMOUNT(1)           SEE NOTE 1
==========================================================================================================================
 MEDIA/ENTERTAINMENT: WIRELESS COMMUNICATIONS--3.8%
 Arch Communications, Inc., 12.75% Sr. Nts., 7/1/07                                      $ 2,125,000         $ 1,503,438
--------------------------------------------------------------------------------------------------------------------------
 Celcaribe SA, 13.50% Sr. Sec. Nts., 3/15/04                                              12,750,000           9,243,750
--------------------------------------------------------------------------------------------------------------------------
 CellNet Data Systems, Inc., 0%/14% Sr. Disc. Nts., 10/1/07(12)                           21,148,000           8,353,460
--------------------------------------------------------------------------------------------------------------------------
 Clearnet Communications, Inc., 0%/14.75% Sr. Disc. Nts., 12/15/05(12)                     2,040,000           1,932,900
--------------------------------------------------------------------------------------------------------------------------
 Comunicacion Celular SA, 0%/14.125% Sr. Unsec. Deferred Bonds, 3/1/05(7)(12)             16,359,000           8,711,168
--------------------------------------------------------------------------------------------------------------------------
 Crown Castle International Corp.:
 0%/10.375% Sr. Disc. Nts., 5/15/11(12)                                                    9,600,000           5,520,000
 0%/10.625% Sr. Unsec. Disc. Nts., 11/15/07(12)                                           14,510,000          10,157,000
 9% Sr. Nts., 5/15/11                                                                      3,800,000           3,581,500
--------------------------------------------------------------------------------------------------------------------------
 CTI Holdings SA, 0%/11.50% Sr. Deferred Coupon Nts., 4/15/08(12)                          8,600,000           4,300,000
--------------------------------------------------------------------------------------------------------------------------
 Dobson Communications Corp., 11.75% Sr. Nts., 4/15/07                                     6,900,000           7,245,000
--------------------------------------------------------------------------------------------------------------------------
 Geotek Communications, Inc.:
 0%/15% Sr. Sec. Disc. Nts., Series B, 7/15/05(11)(12)                                     6,475,000           2,687,125
 12% Cv. Sr. Sub. Nts., 2/15/01(11)                                                          625,000               3,906
--------------------------------------------------------------------------------------------------------------------------
 ICO Global Communications (Holdings) Ltd., Units (each unit consists of
 $1,000 principal amount of 15% sr. nts., 8/1/05 and one warrant to purchase
 19.85 shares of common stock)(11)(14)                                                     4,600,000             897,000
--------------------------------------------------------------------------------------------------------------------------
 Loral Space & Communications Ltd., 9.50% Sr. Nts., 1/15/06                                3,600,000           3,087,000
--------------------------------------------------------------------------------------------------------------------------
 Metrocall, Inc., 10.375% Sr. Sub. Nts., 10/1/07                                           7,470,000           4,892,850
--------------------------------------------------------------------------------------------------------------------------
 Microcell Telecommunications, Inc.:
 0%/11.125% Sr. Disc. Nts., Series B, 10/15/07(5)(12)[CAD]                                11,545,000           5,047,746
 0%/12% Sr. Unsec. Disc. Nts., 6/1/09(12)                                                 10,000,000           6,075,000
 0%/14% Sr. Disc. Nts., Series B, 6/1/06(12)                                               3,100,000           2,604,000
--------------------------------------------------------------------------------------------------------------------------
 Millicom International Cellular SA, 0%/13.50% Sr. Disc. Nts., 6/1/06(12)                  8,715,000           6,231,225
--------------------------------------------------------------------------------------------------------------------------
 Nextel Communications, Inc.:
 0%/9.75% Sr. Disc. Nts., 10/31/07(12)                                                    10,780,000           7,680,750
 0%/9.95% Sr. Disc. Nts., 2/15/08(12)                                                     17,290,000          12,146,225
 0%/10.65% Sr. Disc. Nts., 9/15/07(12)                                                    17,125,000          12,758,125
 9.75% Sr. Disc. Nts., 8/15/04                                                             5,000,000           5,068,750
--------------------------------------------------------------------------------------------------------------------------
 Omnipoint Corp.:
 11.50% Sr. Nts., 9/15/09(7)                                                               4,350,000           4,502,250
 11.625% Sr. Nts., 8/15/06                                                                12,950,000          13,403,250
 11.625% Sr. Nts., Series A, 8/15/06                                                      14,135,000          14,629,725
--------------------------------------------------------------------------------------------------------------------------
 Orange plc:
 8% Sr. Nts., 8/1/08                                                                      13,200,000          12,771,000
 8.75% Sr. Unsec. Bonds, 6/1/06(7)                                                         5,250,000           5,341,875
--------------------------------------------------------------------------------------------------------------------------
 ORBCOMM Global LP/ORBCOMM Capital Corp., 14% Sr. Nts., 8/15/04                           15,930,000          14,098,050
--------------------------------------------------------------------------------------------------------------------------
 Orion Network Systems, Inc., 0%/12.50% Sr. Disc. Nts., 1/15/07(12)                       11,975,000           5,568,375
--------------------------------------------------------------------------------------------------------------------------
 Pinnacle Holdings, Inc., 0%/10% Sr. Unsec. Disc. Nts., 3/15/08(12)                       10,985,000           6,316,375
--------------------------------------------------------------------------------------------------------------------------
 Price Communications Wireless, Inc.:
 9.125% Sr. Sec. Nts., Series B, 12/15/06                                                 10,825,000          11,068,563
 11.75% Sr. Sub. Nts., 7/15/07                                                            10,240,000          11,238,400
--------------------------------------------------------------------------------------------------------------------------
 Real Time Data Co., 11% Disc. Nts., 5/31/09(7)(13)                                        6,939,156           6,869,209
--------------------------------------------------------------------------------------------------------------------------




                      36 OPPENHEIMER STRATEGIC INCOME FUND

                                                                                                FACE         MARKET VALUE
                                                                                           AMOUNT(1)           SEE NOTE 1
==========================================================================================================================
 MEDIA/ENTERTAINMENT: WIRELESS COMMUNICATIONS Continued
 Rural Cellular Corp., 9.625% Sr. Sub. Nts., Series B, 5/15/08                           $  9,550,000        $  9,836,500
--------------------------------------------------------------------------------------------------------------------------
 Satelites Mexicanos SA, 10.125% Sr. Nts., 11/1/04                                          3,510,000           2,746,575
--------------------------------------------------------------------------------------------------------------------------
 SBA Communications Corp., 0%/12% Sr. Unsec. Disc. Nts., 3/1/08(12)                        28,875,000          15,592,500
--------------------------------------------------------------------------------------------------------------------------
 Spectrasite Holdings, Inc.:
 0%/11.25% Sr. Disc. Nts., 4/15/09(7)(12)                                                   6,900,000           3,450,000
 0%/12% Sr. Disc. Nts., 7/15/08(7)(12)                                                     10,410,000           5,881,650
--------------------------------------------------------------------------------------------------------------------------
 Sprint Spectrum LP/Sprint Spectrum Finance Corp., 0%/12.50%
 Sr. Disc. Nts., 8/15/06(12)                                                                  610,000             564,250
--------------------------------------------------------------------------------------------------------------------------
 USA Mobile Communications, Inc. II:
 9.50% Sr. Nts., 2/1/04                                                                     6,120,000           4,620,600
 14% Sr. Nts., 11/1/04                                                                      9,965,000           8,819,025
                                                                                                             ------------
                                                                                                              287,046,090

--------------------------------------------------------------------------------------------------------------------------
 METALS/MINERALS--1.3%
 AK Steel Corp.:
 7.875% Sr. Unsec. Nts., 2/15/09                                                           18,000,000          16,650,000
 9.125% Sr. Nts., 12/15/06                                                                 13,360,000          13,360,000
--------------------------------------------------------------------------------------------------------------------------
 California Steel Industries Corp., 8.50% Sr. Nts., 4/1/09(7)                               4,400,000           4,180,000
--------------------------------------------------------------------------------------------------------------------------
 Centaur Mining & Exploration Ltd., 11% Sr. Nts., 12/1/07                                   7,025,000           6,708,875
--------------------------------------------------------------------------------------------------------------------------
 Great Lakes Carbon Corp., 10.25% Sr. Sub. Nts., Series B, 5/15/08                          7,250,000           6,851,250
--------------------------------------------------------------------------------------------------------------------------
 International Utility Structures, Inc., 10.75% Sr. Sub. Nts., 2/1/08                       2,000,000           1,870,000
--------------------------------------------------------------------------------------------------------------------------
 Kaiser Aluminum & Chemical Corp., 12.75% Sr. Sub. Nts., 2/1/03                             2,950,000           2,950,000
--------------------------------------------------------------------------------------------------------------------------
 Keystone Consolidated Industries, Inc., 9.625% Sr. Sec. Nts., 8/1/07                       5,700,000           5,386,500
--------------------------------------------------------------------------------------------------------------------------
 Metallurg Holdings, Inc., 0%/12.75% Sr. Disc. Nts., 7/15/08(12)                           18,300,000           6,130,500
--------------------------------------------------------------------------------------------------------------------------
 Metallurg, Inc., 11% Sr. Nts., 12/1/07                                                    10,845,000          10,031,625
--------------------------------------------------------------------------------------------------------------------------
 National Steel Corp., 9.875% First Mtg. Bonds, Series D, 3/1/09                           12,750,000          12,622,500
--------------------------------------------------------------------------------------------------------------------------
 Republic Technologies International/RTI Capital Corp., Units (each unit consists of $1,000 principal amount of 13.75% sr. nts., 7/15/09 and one
 warrant to purchase Cl. D common stock at $0.01 per share)(14)                             9,400,000           8,977,000
                                                                                                             ------------
                                                                                                               95,718,250

--------------------------------------------------------------------------------------------------------------------------
 RETAIL--0.4%
 Boyds Collection Ltd. (The), 9% Sr. Unsec. Sub. Nts., Series B, 5/15/08                    4,296,000           4,215,450
--------------------------------------------------------------------------------------------------------------------------
 Central Termica Guemes, 12% Bonds, 11/26/01(5)(11)                                         6,025,000             858,563
--------------------------------------------------------------------------------------------------------------------------
 Eye Care Centers of America, Inc., 9.125% Sr. Unsec. Sub. Nts., 5/1/08                     6,670,000           5,369,350
--------------------------------------------------------------------------------------------------------------------------
 Finlay Enterprises, Inc., 9% Debs., 5/1/08                                                 4,000,000           3,660,000
--------------------------------------------------------------------------------------------------------------------------
 Finlay Fine Jewelry Corp., 8.375% Sr. Nts., 5/1/08                                         3,125,000           2,945,313
--------------------------------------------------------------------------------------------------------------------------
 Home Interiors & Gifts, Inc., 10.125% Sr. Sub. Nts., 6/1/08                                6,850,000           6,028,000
--------------------------------------------------------------------------------------------------------------------------
 Just For Feet, Inc., 11% Sr. Sub. Nts., 5/1/09(7)                                          4,300,000             924,500
--------------------------------------------------------------------------------------------------------------------------
 Pantry, Inc. (The), 10.25% Sr. Sub. Nts., 10/15/07                                         3,450,000           3,458,625
                                                                                                             ------------
                                                                                                               27,459,801


                      37 OPPENHEIMER STRATEGIC INCOME FUND

                                                                                                FACE         MARKET VALUE
                                                                                           AMOUNT(1)           SEE NOTE 1
==========================================================================================================================
 SERVICE--2.3%
 Allied Waste North America, Inc.:
 7.875% Sr. Unsec. Nts., Series B, 1/1/09                                                $  9,055,000        $  7,968,400
 10% Sr. Sub. Nts., 8/1/09(7)                                                               9,000,000           8,280,000
--------------------------------------------------------------------------------------------------------------------------
 American Plumbing & Mechanical, Inc., 11.625% Gtd. Sr. Sub. Nts., 10/15/08(7)              8,500,000           7,607,500
--------------------------------------------------------------------------------------------------------------------------
 Blount, Inc., 13% Sr. Sub. Nts., 8/1/09(7)                                                 9,500,000           9,844,375
--------------------------------------------------------------------------------------------------------------------------
 Coinstar, Inc., 0%/13% Sr. Disc. Nts., 10/1/06(12)                                         2,525,000           2,638,625
--------------------------------------------------------------------------------------------------------------------------
 Comforce Operating, Inc., 12% Sr. Nts., Series B, 12/1/07                                  2,920,000           2,007,500
--------------------------------------------------------------------------------------------------------------------------
 Formica Corp., 10.875% Sr. Sub. Nts., 3/1/09(7)                                            5,000,000           4,575,000
--------------------------------------------------------------------------------------------------------------------------
 Great Lakes Dredge & Dock Corp., 11.25% Sr. Unsec. Sub. Nts., 8/15/08                      5,900,000           5,988,500
--------------------------------------------------------------------------------------------------------------------------
 Insight Midwest LP/Insight Capital, Inc., 9.75% Sr. Nts., 10/1/09(3)(7)                    4,000,000           4,035,000
--------------------------------------------------------------------------------------------------------------------------
 Integrated Electric Services, Inc., 9.375% Sr. Sub. Nts., Series B, 2/1/09                 2,000,000           1,970,000
--------------------------------------------------------------------------------------------------------------------------
 Iron Mountain, Inc., 8.75% Sr. Sub. Nts., 9/30/09                                          9,800,000           9,261,000
--------------------------------------------------------------------------------------------------------------------------
 IT Group, Inc., 11.25% Sr. Sub. Nts., 4/1/09(7)                                            5,000,000           4,750,000
--------------------------------------------------------------------------------------------------------------------------
 Kindercare Learning Centers, Inc., 9.50% Sr. Sub. Nts., 2/15/09                            4,630,000           4,386,925
--------------------------------------------------------------------------------------------------------------------------
 Lamar Advertising Co., 8.625% Sr. Sub. Nts., 9/15/07                                       4,250,000           4,207,500
--------------------------------------------------------------------------------------------------------------------------
 Lamar Media Corp., 9.625% Sr. Unsec. Sub. Nts., 12/1/06                                    8,575,000           8,703,625
--------------------------------------------------------------------------------------------------------------------------
 Panolam Industries International, Inc., 11.50% Sr. Sub. Nts., 2/15/09(5)                   4,000,000           4,020,000
--------------------------------------------------------------------------------------------------------------------------
 Pentacon, Inc., 12.25% Sr. Unsec. Nts., Series B, 4/1/09(5)                                9,350,000           9,022,750
--------------------------------------------------------------------------------------------------------------------------
 Premier Graphics, Inc., 11.50% Sr. Unsec. Nts., 12/1/05(5)                                 7,450,000           6,928,500
--------------------------------------------------------------------------------------------------------------------------
 Protection One Alarm Monitoring, Inc.:
 6.75% Cv. Sr. Sub. Nts., 9/15/03                                                          11,090,000           7,693,688
 13.625% Sr. Sub. Disc. Nts., 6/30/05                                                       3,155,000           2,886,825
--------------------------------------------------------------------------------------------------------------------------
 Protection One, Inc., 7.375% Gtd. Sr. Unsec. Nts., 8/15/05                                 1,000,000             785,000
--------------------------------------------------------------------------------------------------------------------------
 Royster-Clark, Inc., 10.25% First Mtg. Nts., 4/1/09(7)                                     5,200,000           4,680,000
--------------------------------------------------------------------------------------------------------------------------
 Safety-Kleen Corp., 9.25% Sr. Unsec. Nts., 5/15/09                                        13,100,000          12,641,500
--------------------------------------------------------------------------------------------------------------------------
 Tembec Industries, Inc., 8.625% Sr. Nts., 6/30/09                                          6,000,000           5,910,000
--------------------------------------------------------------------------------------------------------------------------
 United Rentals, Inc.:
 9% Sr. Unsec. Sub. Nts., Series B, 4/1/09                                                  6,900,000           6,537,750
 9.25% Sr. Unsec. Sub. Nts., Series B, 1/15/09                                              7,300,000           7,026,250
--------------------------------------------------------------------------------------------------------------------------
 United Stationers Supply Co., 12.75% Sr. Sub. Nts., 5/1/05                                 3,304,000           3,568,320
--------------------------------------------------------------------------------------------------------------------------
 URS Corp., 12.25% Sr. Sub. Nts., 5/1/09(7)                                                14,375,000          14,734,375
                                                                                                             ------------
                                                                                                              172,658,908


--------------------------------------------------------------------------------------------------------------------------
 TRANSPORTATION--2.7%
 Aftermarket Technology Corp., 12% Sr. Sub. Nts., Series B, 8/1/04                          3,700,000           3,774,000
--------------------------------------------------------------------------------------------------------------------------
 America West Airlines, Inc., 10.75% Sr. Nts., 9/1/05                                      22,273,000          21,771,858
--------------------------------------------------------------------------------------------------------------------------
 Budget Group, Inc., 9.125% Sr. Unsec. Nts., 4/1/06                                        12,125,000          10,730,625
--------------------------------------------------------------------------------------------------------------------------
 Cambridge Industries, Inc., 10.25% Sr. Sub. Nts., Series B, 7/15/07                        4,775,000           3,127,625
--------------------------------------------------------------------------------------------------------------------------
 Chrysler Financial LLC, 13.25% Debs., 10/15/99(15)                                         4,500,000           4,509,590
--------------------------------------------------------------------------------------------------------------------------
 Coach USA, Inc., 9.375% Sr. Sub. Nts., Series B, 7/1/07                                    4,695,000           5,000,175


                      38 OPPENHEIMER STRATEGIC INCOME FUND

                                                                                                FACE          MARKET VALUE
                                                                                             AMOUNT(1)          SEE NOTE 1
==========================================================================================================================
 TRANSPORTATION Continued
 Collins & Aikman Products Co., 11.50% Sr. Unsec. Sub. Nts., 4/15/06                     $    5,325,000      $    5,138,625
--------------------------------------------------------------------------------------------------------------------------
 Dura Operating Corp., 9% Sr. Sub. Nts., 5/1/09(7)[EUR]                                       8,600,000           8,494,973
--------------------------------------------------------------------------------------------------------------------------
 Federal-Mogul Corp., 7.875% Nts., 7/1/10                                                     6,500,000           5,931,764
--------------------------------------------------------------------------------------------------------------------------
 General Motors Acceptance Corp., 6.875% Nts., Series EC, 9/9/04 [GBP]                       15,135,000          24,513,309
--------------------------------------------------------------------------------------------------------------------------
 Hayes Wheels International, Inc.:
 9.125% Sr. Sub. Nts., 7/15/07                                                                5,550,000           5,244,750
 11% Sr. Sub. Nts., 7/15/06                                                                   6,690,000           6,907,425
--------------------------------------------------------------------------------------------------------------------------
 HDA Parts System, Inc., 12% Sr. Sub. Nts., 8/1/05(7)                                         3,650,000           3,522,250
--------------------------------------------------------------------------------------------------------------------------
 Key Plastics, Inc., 10.25% Sr. Sub. Nts., Series B, 3/15/07(5)                               4,335,000           3,663,075
--------------------------------------------------------------------------------------------------------------------------
 Lear Corp., 9.50% Sub. Nts., 7/15/06                                                         2,825,000           2,867,375
--------------------------------------------------------------------------------------------------------------------------
 Millenium Seacarriers, Inc., Units (each unit consists of $1,000 principal amount of 12% first priority ship mtg. sr. sec. nts., 7/15/05 and one
 warrant to purchase five shares of common stock)(14)                                         4,400,000           2,112,000
--------------------------------------------------------------------------------------------------------------------------
 Navigator Gas Transport plc:
 10.50% First Priority Ship Mtg. Nts., 6/30/07(5)                                            13,175,000           6,258,125
 Units (each unit consists of $1,000 principal amount of 12% second
 priority ship mtg. nts., 6/30/07 and 7.66 warrants)(7)(14)                                  11,325,000           2,151,750
--------------------------------------------------------------------------------------------------------------------------
 Oxford Automotive, Inc., 10.125% Sr. Unsec. Sub. Nts., Series D, 6/15/07                    23,250,000          21,506,250
--------------------------------------------------------------------------------------------------------------------------
 Pycsa Panama SA, 10.28% Sr. Sec. Bonds, 12/15/12(5)                                          8,663,105           5,652,677
--------------------------------------------------------------------------------------------------------------------------
 TFM SA de CV, 10.25% Sr. Nts., 6/15/07                                                       5,225,000           4,558,813
--------------------------------------------------------------------------------------------------------------------------
 Trans World Airlines, Inc., 11.50% Sr. Sec. Nts., 12/15/04                                  14,545,000          11,708,725
--------------------------------------------------------------------------------------------------------------------------
 Trans World Airlines Lease, 14% Equipment Trust, 7/2/08(5)                                   3,105,983           3,105,983
--------------------------------------------------------------------------------------------------------------------------
 Transtar Holdings LP/Transtar Capital Corp., 0%/13.375% Sr. Disc. Nts.,
 Series B, 12/15/03(12)                                                                      27,791,000          27,096,225
--------------------------------------------------------------------------------------------------------------------------
 Tribasa Toll Road Trust, 10.50% Nts., Series 1993-A, 12/1/11(5)                             11,490,032           6,003,542
                                                                                                             --------------
                                                                                                                205,351,509


--------------------------------------------------------------------------------------------------------------------------
 UTILITY--0.5%
 Beaver Valley II Funding Corp., 9% Second Lease Obligation Bonds, 6/1/17                       956,000             963,170
--------------------------------------------------------------------------------------------------------------------------
 Calpine Corp.:
 7.75% Sr. Nts., 4/15/09                                                                      8,500,000           8,053,750
 8.75% Sr. Nts., 7/15/07                                                                      4,000,000           3,965,000
 10.50% Sr. Nts., 5/15/06                                                                       910,000             954,363
--------------------------------------------------------------------------------------------------------------------------
 El Paso Electric Co., 9.40% First Mtg. Sec. Nts., Series E, 5/1/11                           9,300,000          10,123,627
--------------------------------------------------------------------------------------------------------------------------
 Niagara Mohawk Power Corp., 0%/8.50% Sr. Unsec. Nts., Series H, 7/1/10(12)                   8,000,000           5,910,368
--------------------------------------------------------------------------------------------------------------------------
 Subic Power Corp.:
 9.50% Sr. Sec. Nts., 12/28/08                                                                5,320,000           4,788,000
 9.50% Sr. Sec. Nts., 12/28/08(7)                                                             4,548,862           4,093,976
                                                                                                             --------------
                                                                                                                 38,852,254
                                                                                                             --------------
 Total Corporate Bonds and Notes (Cost $3,421,773,418)                                                        3,061,209,392


                      39 OPPENHEIMER STRATEGIC INCOME FUND

                                                                                                             MARKET VALUE
                                                                                              SHARES           SEE NOTE 1
==========================================================================================================================
 PREFERRED STOCKS--2.6%
--------------------------------------------------------------------------------------------------------------------------
 AmeriKing, Inc., 13% Cum. Sr. Exchangeable, Non-Vtg.(13)                                    242,389         $ 3,938,821
--------------------------------------------------------------------------------------------------------------------------
 BankUnited Capital Trust, 10.25% Gtd. Bonds, 12/31/26(5)                                 10,050,000           9,572,625
--------------------------------------------------------------------------------------------------------------------------
 Capstar Communications, Inc., 12.625% Cum. Exchangeable,
 Series E, Non-Vtg.(5)(13)                                                                    13,935           1,647,814
--------------------------------------------------------------------------------------------------------------------------
 CGA Group Ltd., Series A(5)(13)(17)                                                         160,595           4,014,875
--------------------------------------------------------------------------------------------------------------------------
 Chesapeake Energy Corp., 7% Cv., Non-Vtg.(7)(16)                                            146,175           4,823,775
--------------------------------------------------------------------------------------------------------------------------
 Clark USA, Inc., 11.50% Cum. Sr. Exchangeable(13)                                             5,693           3,401,567
--------------------------------------------------------------------------------------------------------------------------
 Concentric Network Corp., 13.50% Sr. Redeemable Exchangeable,
 Series B, Non-Vtg.(5)(13)                                                                     8,153           7,521,142
--------------------------------------------------------------------------------------------------------------------------
 Contour Energy Co., $2.625 Cum. Cv.(16)                                                     159,100             914,825
--------------------------------------------------------------------------------------------------------------------------
 CRIIMI MAE, Inc., 10.875% Cum. Cv., Series B, Non-Vtg.(16)                                  278,000           5,073,500
--------------------------------------------------------------------------------------------------------------------------
 Crown American Realty Trust, 11% Cum., Series A, Non-Vtg                                     49,500           2,041,875
--------------------------------------------------------------------------------------------------------------------------
 CSC Holdings, Inc.:
 8.50% Cum. Cv., Series I, Non-Vtg                                                            36,500           3,955,687
 11.125% Cum., Series M(13)                                                                   74,451           7,984,870
--------------------------------------------------------------------------------------------------------------------------
 Doane Products Co., 14.25% Exchangeable, Non-Vtg.(5)(16)                                    255,000          11,347,500
--------------------------------------------------------------------------------------------------------------------------
 Dobson Communications Corp.:
 12.25% Sr. Exchangeable(13)                                                                   8,384           7,734,240
 13% Sr. Exchangeable(13)(16)                                                                  8,408           8,134,740
--------------------------------------------------------------------------------------------------------------------------
 e.spire Communications, Inc., 12.75% Jr. Redeemable, Non-Vtg.(13)                            10,016           3,280,240
--------------------------------------------------------------------------------------------------------------------------
 Eagle-Picher Holdings, Inc., 11.75% Cum. Exchangeable,
 Series B, 3/1/08, Non-Vtg.(16)                                                               39,000           1,881,750
--------------------------------------------------------------------------------------------------------------------------
 Earthwatch, Inc., $8.50 Cv. Sr., Series C, Non-Vtg.(5)                                      269,508             673,770
--------------------------------------------------------------------------------------------------------------------------
 Fidelity Federal Bank FSB Glendale California, l2% Non-Cum
 Exchangeable Perpetual, Series A(5)                                                              20                 325
--------------------------------------------------------------------------------------------------------------------------
 Global Crossing Ltd., 10.50% Sr. Exchangeable, 12/1/08(13)                                   20,000           2,115,000
--------------------------------------------------------------------------------------------------------------------------
 ICG Holdings, Inc., 14.25% Exchangeable, Non-Vtg.(13)                                         6,125           5,956,562
--------------------------------------------------------------------------------------------------------------------------
 Intermedia Communications, Inc.:
 13.50% Exchangeable, Series B(13)                                                             5,863           5,291,358
 Depositary Shares Representing one one-hundredth 7% Cum. Cv. Jr.,
 Series E, Non-Vtg.(7)                                                                       116,450           2,547,344
--------------------------------------------------------------------------------------------------------------------------
 International Utility Structures, Inc.:
 13% Preferred, Non-Vtg.(7)(13)                                                                  223             209,063
 Units (each unit consists of $1,000 principal amount of 13% sr. exchangeable
 preferred stock and one warrant to purchase 30 shares of common stock)(5)(13)(14)             1,090           1,036,863
--------------------------------------------------------------------------------------------------------------------------
 Nebco Evans Holdings, Inc., 11.25% Sr. Redeemable Exchangeable
 Preferred Stock, Non-Vtg.(5)(13)                                                             94,339           3,514,128
--------------------------------------------------------------------------------------------------------------------------
 Nextel Communications, Inc., 11.125% Exchangeable , Series E, Non-Vtg.(5)(13)                 7,482           7,351,065
--------------------------------------------------------------------------------------------------------------------------
 NEXTLINK Communications, Inc., 14% Cum., Non-Vtg.(5)(13)                                    299,832          14,916,642
--------------------------------------------------------------------------------------------------------------------------
 Paxson Communications Corp., 13.25% Cum. Jr. Exchangeable, Non-Vtg.(13)                         936          10,038,600


                      40 OPPENHEIMER STRATEGIC INCOME FUND

                                                                                                             MARKET VALUE
                                                                                              SHARES           SEE NOTE 1
==========================================================================================================================
 PREFERRED STOCKS Continued
 PRIMEDIA, Inc.:
 8.625% Exchangeable, Series H, Non-Vtg                                                      165,600       $  14,945,400
 9.20% Exchangeable, Series F, Non-Vtg                                                        46,400           4,326,800
--------------------------------------------------------------------------------------------------------------------------
 Rural Cellular Corp., 11.375% Cum. Sr., Series B, Non-Vtg.(13)                               12,557          12,839,533
--------------------------------------------------------------------------------------------------------------------------
 SF Holdings Group, Inc.:
 13.75% Cum. Nts., Series B, 3/15/09, Non-Vtg.(13)                                               300             847,500
 13.75% Exchangeable(7)(13)                                                                       53             149,725
--------------------------------------------------------------------------------------------------------------------------
 Spanish Broadcasting Systems, Inc., 14.25% Cum. Exchangeable, Non-Vtg.(7)(13)                 6,943           7,316,186
--------------------------------------------------------------------------------------------------------------------------
 Star Gas Partners, LP                                                                         7,147             115,692
--------------------------------------------------------------------------------------------------------------------------
 Supermarkets General Holdings Corp., $3.52 Exchangeable(5)(13)(16)                          200,000           6,850,000
--------------------------------------------------------------------------------------------------------------------------
 Walden Residential Properties, Inc.:
 9.16% Cv., Series B, Non-Vtg.(17)                                                           280,000           6,930,000
 9.20% Sr.(17)                                                                               387,400           6,004,700
                                                                                                             -----------
 Total Preferred Stocks (Cost $240,943,376)                                                                  201,246,102



==========================================================================================================================
 COMMON STOCKS--0.6%
--------------------------------------------------------------------------------------------------------------------------
 Celcaribe SA(7)(16)                                                                       1,658,520           1,865,835
--------------------------------------------------------------------------------------------------------------------------
 Coinstar, Inc.(16)                                                                           35,000             347,813
--------------------------------------------------------------------------------------------------------------------------
 ECM Fund, LPI(5)                                                                                525             460,031
--------------------------------------------------------------------------------------------------------------------------
 El Paso Electric Co.(16)                                                                    300,000           2,700,000
--------------------------------------------------------------------------------------------------------------------------
 Equitable Bag, Inc.(5)(16)                                                                   68,985              68,985
--------------------------------------------------------------------------------------------------------------------------
 GST Telecommunications, Inc.(16)                                                             96,400             677,813
--------------------------------------------------------------------------------------------------------------------------
 Horizon Group Properties, Inc.(16)                                                           19,435              68,022
--------------------------------------------------------------------------------------------------------------------------
 Intermedia Communications, Inc.(16)                                                           2,342              50,939
--------------------------------------------------------------------------------------------------------------------------
 Ladish Co., Inc.(16)                                                                        134,333             873,164
--------------------------------------------------------------------------------------------------------------------------
 MCI WorldCom, Inc.(16)                                                                       40,000           2,875,000
--------------------------------------------------------------------------------------------------------------------------
 Omnipoint Corp.(16)                                                                         130,000           7,263,750
--------------------------------------------------------------------------------------------------------------------------
 Optel, Inc.(16)                                                                              11,560                 116
--------------------------------------------------------------------------------------------------------------------------
 Premier Holdings Ltd.(5)(16)(17)                                                            799,833           2,699,436
--------------------------------------------------------------------------------------------------------------------------
 Price Communications Corp.(16)                                                              420,000          10,526,255
--------------------------------------------------------------------------------------------------------------------------
 Qwest Communications International, Inc.(16)                                                 30,000             886,875
--------------------------------------------------------------------------------------------------------------------------
 SF Holdings Group, Inc., Cl. C(16)                                                           11,100                 111
--------------------------------------------------------------------------------------------------------------------------
 Sheridan Energy, Inc.(16)(17)                                                               394,283           2,143,914
--------------------------------------------------------------------------------------------------------------------------
 Unisys Corp.(16)                                                                             36,874           1,663,939
--------------------------------------------------------------------------------------------------------------------------
 Vail Resorts, Inc.(16)                                                                      150,000           3,478,125
--------------------------------------------------------------------------------------------------------------------------
 Walter Industries, Inc.(16)                                                                 119,583           1,614,371
--------------------------------------------------------------------------------------------------------------------------
 Weatherford International, Inc.                                                              65,000           2,080,000
--------------------------------------------------------------------------------------------------------------------------
 Wilshire Financial Services Group, Inc.(16)                                                 568,825             693,255
                                                                                                             -----------
 Total Common Stocks (Cost $19,121,695)                                                                       43,037,749


                      41 OPPENHEIMER STRATEGIC INCOME FUND

                                                                                                             MARKET VALUE
                                                                                              SHARES           SEE NOTE 1
==========================================================================================================================
 RIGHTS, WARRANTS AND CERTIFICATES--0.3%
--------------------------------------------------------------------------------------------------------------------------
 American Telecasting, Inc. Wts., Exp. 8/10/00(5)                                             8,000          $       80
--------------------------------------------------------------------------------------------------------------------------
 Ames Department Stores, Inc., Litigation Trust, Exp. 1/31/00(5)                            118,975               1,190
--------------------------------------------------------------------------------------------------------------------------
 Argentina (Republic of) Wts., Exp. 12/3/99                                                  33,605              12,602
--------------------------------------------------------------------------------------------------------------------------
 Argentina (Republic of) Wts., Exp. 2/25/00                                                  41,770              41,770
--------------------------------------------------------------------------------------------------------------------------
 Australis Holdings PTY Ltd./Australia Media Ltd. Wts., Exp. 5/15/00(5)                         780                   5
--------------------------------------------------------------------------------------------------------------------------
 Becker Gaming, Inc. Wts., Exp. 11/15/00(5)                                                 262,500                  --
--------------------------------------------------------------------------------------------------------------------------
 CellNet Data Systems, Inc. Wts., Exp. 10/1/07(7)                                            13,893              53,835
--------------------------------------------------------------------------------------------------------------------------
 Central Bank of Nigeria Wts., Exp. 11/15/20                                                  8,500                  --
--------------------------------------------------------------------------------------------------------------------------
 CGA Group Ltd. Wts., Exp. 12/31/49(5)(17)                                                  130,000              39,000
--------------------------------------------------------------------------------------------------------------------------
 Clearnet Communications, Inc. Wts., Exp. 9/15/05                                             7,425             128,040
--------------------------------------------------------------------------------------------------------------------------
 Comunicacion Celular SA Wts., Exp. 11/15/03(5)                                               8,109             487,554
--------------------------------------------------------------------------------------------------------------------------
 Concentric Network Corp. Wts., Exp. 12/15/07(5)                                              4,650             909,656
--------------------------------------------------------------------------------------------------------------------------
 Covergent Communications, Inc. Wts., Exp. 4/1/08                                            30,000             363,750
--------------------------------------------------------------------------------------------------------------------------
 e.spire Communications, Inc. Wts., Exp. 11/1/05                                              5,225             364,732
--------------------------------------------------------------------------------------------------------------------------
 FirstWorld Communications, Inc. Wts., Exp. 4/15/08(5)                                        7,000             490,875
--------------------------------------------------------------------------------------------------------------------------
 Geotek Communications, Inc. Wts., Exp. 7/15/05(5)                                          690,000               6,900
--------------------------------------------------------------------------------------------------------------------------
 Globix Corp. Wts., Exp. 5/1/05(5)                                                           12,340           1,480,800
--------------------------------------------------------------------------------------------------------------------------
 Golden State Bancorp, Inc. Wts., Exp. 1/1/01                                                48,080              57,095
--------------------------------------------------------------------------------------------------------------------------
 Gothic Energy Corp. Wts., Exp. 1/23/03                                                     128,643                  --
--------------------------------------------------------------------------------------------------------------------------
 Gothic Energy Corp. Wts., Exp. 1/23/03(5)                                                   64,350                 643
--------------------------------------------------------------------------------------------------------------------------
 Gothic Energy Corp. Wts., Exp. 5/1/05(5)                                                   146,363              14,636
--------------------------------------------------------------------------------------------------------------------------
 Gothic Energy Corp. Wts., Exp. 9/1/04(5)                                                   189,000             200,907
--------------------------------------------------------------------------------------------------------------------------
 Grand Union Co. Wts., Exp. 8/17/03                                                          11,563              20,958
--------------------------------------------------------------------------------------------------------------------------
 HF Holdings, Inc. Wts., Exp. 9/27/00                                                        34,425             516,375
--------------------------------------------------------------------------------------------------------------------------
 Hyperion Telecommunications Inc. Wts., Exp. 4/15/01                                          1,035             129,504
--------------------------------------------------------------------------------------------------------------------------
 ICG Communications, Inc. Wts., Exp. 9/15/05                                                 46,860             336,450
--------------------------------------------------------------------------------------------------------------------------
 IHF Capital, Inc. Series H Wts., Exp. 11/14/99(7)                                            1,750                  18
--------------------------------------------------------------------------------------------------------------------------
 IHF Capital, Inc. Series I Wts., Exp. 11/14/99(5)                                            5,400                  54
--------------------------------------------------------------------------------------------------------------------------
 In-Flight Phone Corp. Wts., Exp. 8/31/02                                                    13,050                  --
--------------------------------------------------------------------------------------------------------------------------
 Insilco Corp. Wts., Exp. 8/15/07(5)                                                          7,780                  --
--------------------------------------------------------------------------------------------------------------------------
 KMC Telecom Holdings, Inc. Wts., Exp. 4/15/08(5)                                            23,200              59,462
--------------------------------------------------------------------------------------------------------------------------
 Long Distance International, Inc. Wts., Exp. 4/13/08(5)                                      4,160               4,160
--------------------------------------------------------------------------------------------------------------------------
 Loral Space & Communications Ltd. Wts., Exp. 1/15/07(5)                                      6,250              75,781
--------------------------------------------------------------------------------------------------------------------------
 Mexican Value Rts., Exp. 6/30/03                                                        69,150,000                  --
--------------------------------------------------------------------------------------------------------------------------
 Microcell Telecommunications, Inc. Wts., Exp. 6/1/06(5)                                     29,300             651,925
--------------------------------------------------------------------------------------------------------------------------
 Millenium Seacarriers, Inc. Wts., Exp. 7/15/05(5)                                            5,800               7,975
--------------------------------------------------------------------------------------------------------------------------
 Occidente y Caribe Celular SA Wts., Exp. 3/15/04(5)                                         21,600             369,900


                      42 OPPENHEIMER STRATEGIC INCOME FUND

                                                                                                             MARKET VALUE
                                                                                              UNITS            SEE NOTE 1
==========================================================================================================================
 RIGHTS, WARRANTS AND CERTIFICATES Continued
 Omnipoint Corp. Wts., Exp. 11/29/00(5)                                                       102,500        $  5,727,187
--------------------------------------------------------------------------------------------------------------------------
 PLD Telekom, Inc. Wts., Exp. 6/1/06(5)                                                        16,650                 833
--------------------------------------------------------------------------------------------------------------------------
 PLD Telekom, Inc., 9% Cv. Sub. Nts. Wts., Exp. 3/31/03(5)                                      1,500                  75
--------------------------------------------------------------------------------------------------------------------------
 PLD Telekom, Inc., 14% Sr. Disc. Nts. Wts., Exp. 3/31/03(5)                                   16,650                 833
--------------------------------------------------------------------------------------------------------------------------
 Protection One, Inc. Wts., Exp. 11/1/03(5)                                                   182,000           2,275,000
--------------------------------------------------------------------------------------------------------------------------
 Protection One, Inc. Wts., Exp. 6/30/05(5)                                                    13,440              67,200
--------------------------------------------------------------------------------------------------------------------------
 Real Time Data Co. Wts., Exp. 5/31/04(5)                                                   2,251,489              22,515
--------------------------------------------------------------------------------------------------------------------------
 Rocky Mountain Internet, Inc. Wts., Exp. 7/3/03(5)                                            55,000             357,500
--------------------------------------------------------------------------------------------------------------------------
 Tele1 Europe B.V. Wts., Exp. 5/15/09(5)                                                        5,000             346,125
--------------------------------------------------------------------------------------------------------------------------
 United International Holdings, Inc. Wts., Exp. 11/15/99(5)                                    20,345           6,103,500
--------------------------------------------------------------------------------------------------------------------------
 Venezuela (Republic of) Oil Linked Payment Obligation Wts., Exp. 4/15/20                     102,138                  --
--------------------------------------------------------------------------------------------------------------------------
 Walden Residential Properties, Inc. Wts., Exp. 1/1/02(5)(17)                                 196,400              51,653
--------------------------------------------------------------------------------------------------------------------------
 WAM!NET, Inc. Wts., Exp. 3/1/05(7)                                                            50,685           1,134,077
                                                                                                             ------------
 Total Rights, Warrants and Certificates (Cost $6,987,651)                                                     22,913,130


                                                                                             FACE
                                                                                           AMOUNT(1)
==========================================================================================================================
 STRUCTURED INSTRUMENTS--4.9%
--------------------------------------------------------------------------------------------------------------------------
 Bear Stearns High Yield Composite Index Linked Nts., 8%, 10/12/99                       $ 30,000,000          28,450,200
--------------------------------------------------------------------------------------------------------------------------
 Citibank (New York) Mexican Linked Nts.:
 27.40%, 9/20/01                                                                           14,033,000          14,004,934
 29%, 3/17/00(5)[MXN]                                                                     187,528,500          20,064,035
--------------------------------------------------------------------------------------------------------------------------
 Credit Suisse First Boston Corp. (New York Branch),
 Russian OFZ Linked Nts.:
 15%, 2/23/00(5) [RUR]                                                                    273,777,000           3,849,260
 15%, 2/23/00(5) [RUR]                                                                    190,703,000           2,681,253
 25%, 2/6/02(6)  [RUR]                                                                     10,781,020              87,923
 25%, 2/6/02(6)  [RUR]                                                                     10,781,020              74,722
 25%, 5/22/02(6) [RUR]                                                                     10,781,020              82,454
 25%, 6/5/02(6)  [RUR]                                                                     10,781,020              79,806
 25%, 9/18/02(6) [RUR]                                                                     10,781,020              74,465
 25%, 10/9/02(6) [RUR]                                                                     10,781,020              79,934
 25%, 2/5/03(6)  [RUR]                                                                     10,781,020              73,055
 25%, 5/21/03(6) [RUR]                                                                     10,781,020              70,065
 25%, 6/4/03(6)  [RUR]                                                                     10,781,020              68,612
 25%, 9/17/03(6) [RUR]                                                                     10,781,020              65,750
 25%, 9/17/03(10)[RUR]                                                                    134,087,300           2,019,147
 25%, 10/8/03(6) [RUR]                                                                     10,781,020              71,517
 25%, 1/21/04(6) [RUR]                                                                     10,781,020              68,612
 Series C, Zero Coupon, 51.243%, 12/15/01(8)0 [RUR]                                        36,963,000             157,168



                      43 OPPENHEIMER STRATEGIC INCOME FUND

                                                                                                 FACE        MARKET VALUE
                                                                                            AMOUNT (1)         SEE NOTE 1
==========================================================================================================================
 STRUCTURED INSTRUMENTS Continued
 Deutsche Bank AG, Indonesian Rupiah Linked Nts., 13.667%, 6/30/00                       $ 13,900,000        $ 10,939,300
--------------------------------------------------------------------------------------------------------------------------
 Deutsche Bank AG, New York, Philippine Peso/Japanese Yen Linked Nts.,
 10.55%, 5/12/00                                                                            4,830,000           3,896,361
--------------------------------------------------------------------------------------------------------------------------
 Deutsche Morgan Grenfell, Russian OFZ Linked Nts.:
 14%, 9/27/00(5) [RUR]                                                                    124,216,000             541,461
 18.339%, 2/23/00(5)                                                                        9,630,000              96,300
 18.598%, 10/25/00(5)                                                                       9,630,000              96,300
--------------------------------------------------------------------------------------------------------------------------
 Goldman, Sachs & Co. Argentina Local Market Securities Trust,
 11.30%, 4/1/00 [representing debt of Argentina (Republic of)
 Bonos del Tesoro Bonds, Series 10, 11.30%, 4/1/00 and an interest
 rate swap between Goldman Sachs and the Trust](5)                                          3,091,303           3,014,021
--------------------------------------------------------------------------------------------------------------------------
 J.P. Morgan & Co., Inc. Emerging Market Bond Index Linked
 Nts., 9.50%, 7/14/00                                                                      89,161,398          91,917,644
--------------------------------------------------------------------------------------------------------------------------
 J.P. Morgan & Co., Inc. Repackaged Argentina Domestic Securities Trust,
 14.75%, 9/1/02 [representing debt of Argentina (Republic of) Bonos de
 Consolidacion de Deudas Bonds, Series I, 14.75%, 9/1/02](5)                                6,000,000           5,420,805
--------------------------------------------------------------------------------------------------------------------------
 Merrill Lynch & Co. Inc. Turkey Treasury Bond Linked Nts.,
 85.25%, 1/7/01(6) [TRL]                                                            3,885,000,000,000          8,984,731
--------------------------------------------------------------------------------------------------------------------------
 Merrill Lynch & Co., Inc. Turkey Treasury Bill Linked Nts., Series 4,
 Zero Coupon, 77.994%, 8/23/00(8)[TRL]                                              9,343,180,000,000         11,030,545
--------------------------------------------------------------------------------------------------------------------------
 Merrill Lynch & Co., Inc. Turkey Treasury Bond Linked Nts.,
 81%, 1/9/01(6)[TRL]                                                                1,313,600,000,000           3,037,926
--------------------------------------------------------------------------------------------------------------------------
 Morgan Guaranty Trust Co. of New York, The Emerging Market Bond
 Index Linked Nts., 9.50%, 11/3/99                                                         53,359,835          52,400,532
--------------------------------------------------------------------------------------------------------------------------
 Salomon Smith Barney, Inc. Brazil Credit Linked Nts.:
 6%, 4/2/03(5)                                                                             11,866,500           7,742,891
 Series 2, 6%, 4/2/03(5)                                                                   11,866,500           7,742,891
--------------------------------------------------------------------------------------------------------------------------
 Salomon Smith Barney, Inc. Turkey Treasury Bill Linked Nts.:
 91.50%, 8/24/00(6)                                                                         3,662,603           3,141,085
 91.86%, 8/24/00(6)                                                                         9,363,958           8,080,253
 92.10%, 8/24/00(6)                                                                         8,696,797           7,497,161
 94.10%, 8/24/00(6)                                                                        14,398,301          12,382,396
--------------------------------------------------------------------------------------------------------------------------
 Salomon Smith Barney, Inc. Turkey Treasury Bond Linked Nts.,
 87.283%, 2/22/01(6)[TRL]                                                           1,000,000,000,000          2,286,578
--------------------------------------------------------------------------------------------------------------------------
 Salomon, Inc. Indonesian Rupiah Linked Nts.:
 29.55%, 4/12/00                                                                            1,440,000           1,564,762
 32.65%, 4/6/00                                                                             4,830,000           5,279,721
--------------------------------------------------------------------------------------------------------------------------
 Salomon, Inc. Turkey Treasury Bill Linked Nts., 79%, 10/7/99(6)                            4,064,312           3,650,524



                      44 OPPENHEIMER STRATEGIC INCOME FUND

                                                                                              FACE          MARKET VALUE
                                                                                            AMOUNT(1)         SEE NOTE 1
==========================================================================================================================
 STRUCTURED INSTRUMENTS Continued
 Shoshone Partners Loan Trust Sr. Nts., 7.063%, 4/28/02 (representing a basket of reference loans and a total return swap between
 Chase Manhattan Bank and the Trust)(5)(6)                                               $ 39,790,000        $ 36,194,875
--------------------------------------------------------------------------------------------------------------------------
 Standard Chartered Bank, Indian Rupee/Japanese Yen Linked Nts.,
 Zero Coupon, 12.56%, 8/17/01(8)                                                           12,780,000           9,379,242
--------------------------------------------------------------------------------------------------------------------------
 Standard Chartered Bank, Philippine Peso/Japanese Yen Linked Nts.,
 16.04%, 5/10/00                                                                            4,830,000           3,620,085
                                                                                                             -------------
 Total Structured Instruments (Cost $472,649,370)                                                             372,061,302

                                                    DATE                STRIKE           CONTRACTS
==========================================================================================================================
 OPTIONS PURCHASED--0.0%
--------------------------------------------------------------------------------------------------------------------------
 Hong Kong Dollar Put Opt                        1/11/00             [HKD] 7.894          151,564,800              13,641
--------------------------------------------------------------------------------------------------------------------------
 Standard & Poor's 500 Index Futures,
 11/99, Put Opt                                  11/19/99            $     1,230                  100             717,500
                                                                                                              -----------
 Total Options Purchased (Cost $880,020)                                                                          731,141

                                                                                                 FACE
                                                                                            AMOUNT(1)
============================================================================================================================
 REPURCHASE AGREEMENTS--0.1%
----------------------------------------------------------------------------------------------------------------------------
 Repurchase agreement with First Chicago Capital Markets, 5.29%, dated 9/30/99, to be repurchased at $9,201,352 on 10/1/99,
 collateralized by U.S. Treasury Nts., 5.125%-8%, 10/31/99-2/15/07,
 with a value of $5,850,830, U.S. Treasury Bonds, 5.25%-11.75%,
 2/15/01-11/15/28, with a value of $3,538,975 (Cost $9,200,000)                          $  9,200,000           9,200,000
----------------------------------------------------------------------------------------------------------------------------
 TOTAL INVESTMENTS, AT VALUE (COST $8,428,049,450)                                              103.2%      7,859,182,569
----------------------------------------------------------------------------------------------------------------------------
 LIABILITIES IN EXCESS OF OTHER ASSETS                                                           (3.2)       (241,136,498)
                                                                                           ---------------------------------
 NET ASSETS                                                                                     100.0%    $ 7,618,046,071
                                                                                           =================================




FOOTNOTES TO STATEMENT OF INVESTMENTS

  1. Face amount is reported in U.S. Dollars, except for those denoted in the following currencies:

 ARP     Argentine Peso                       IDR     Indonesian Rupiah
 AUD     Australian Dollar                    JPY     Japanese Yen
 CAD     Canadian Dollar                      MXN     Mexican Nuevo Peso
 DEM     German Mark                          NOK     Norwegian Krone
 DKK     Danish Krone                         NZD     New Zealand Dollar
 EUR     Euro                                 PLZ     Polish Zloty
 FRF     French Franc                         RUR     Russian Ruble
 GBP     British Pound Sterling               SEK     Swedish Krona
 HKD     Hong Kong Dollar                     TRL     Turkish Lira
 HUF     Hungarian Forint                     ZAR     South African Rand

 2. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows.

 3. When-issued security to be delivered and settled after September 30, 1999.


                      45 OPPENHEIMER STRATEGIC INCOME FUND

FOOTNOTES TO STATEMENT OF INVESTMENTS Continued

4. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows.

5. Identifies issues considered to be illiquid or restricted--See Note 8 of Notes to Financial Statements.

6. Represents the current interest rate for a variable rate security.

7. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $412,775,632 or 5.42% of the Fund's net assets as of September 30, 1999.

8. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.

9. Securities with an aggregate market value of $6,689,401 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 6 of Notes to Financial Statements.

10. Represents the current interest rate for an increasing rate security.

11. Non-income-producing--issuer is in default.

12. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

13. Interest or dividend is paid in kind.

14. Units may be comprised of several components, such as debt and equity and/or warrants to purchase equity at some point in the future. For units which represent debt securities, face amount disclosed represents total underlying principal.

15. A sufficient amount of securities has been designated to cover outstanding foreign currency exchange contracts. See Note 5 of Notes to Financial Statements.

16. Non-income-producing security.

17. Affiliated company. Represents ownership of at least 5% of the voting securities of the issuer, and is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended September 30, 1999. The aggregate fair value of securities of affiliated companies held by the Fund as of September 30, 1999, amounts to $21,883,578. Transactions during the period in which the issuer was an affiliate are as follows:

                                                      SHARES/UNITS          GROSS          GROSS     SHARES/UNITS    DIVIDEND
                                                    SEPT. 30, 1998      ADDITIONS     REDUCTIONS   SEPT. 30, 1999      INCOME
------------------------------------------------------------------------------------------------------------------------------
 CGA Group Ltd., Preferred Stock, Series A                 130,000         30,595             --        160,595      $ 764,942
 CGA Group Ltd. Wts., Exp. 12/31/49                        130,000             --             --        130,000             --
 Kelley Oil & Gas Corp., $2.625 Cv., Vtg                   159,100             --        159,100             --             --
 Premier Holdings Ltd.                                          --        799,833             --        799,833             --
 Sheridan Energy, Inc.                                     394,283             --             --        394,283             --
 Walden Residential Properties, Inc., 9.16% Cv.,
 Series B, Non-Vtg                                         280,000             --             --        280,000        641,200
 Walden Residential Properties, Inc., 9.20% Sr.            387,400             --             --        387,400        891,020
 Walden Residential Properties, Inc. Wts.,
 Exp. 1/1/02                                               196,400             --             --        196,400             --
                                                                                                                    ----------
                                                                                                                    $2,297,162
                                                                                                                    ==========




 See accompanying Notes to Financial Statements.


                      46 OPPENHEIMER STRATEGIC INCOME FUND

 STATEMENT OF ASSETS AND LIABILITIES  September 30, 1999


=====================================================================================================
 ASSETS
-----------------------------------------------------------------------------------------------------
 Investments, at value--see accompanying statement:
 Unaffiliated companies (cost $8,406,042,833)                                        $7,837,298,991
 Affiliated companies (cost $22,006,617)                                                 21,883,578
-----------------------------------------------------------------------------------------------------
 Cash                                                                                     5,926,215
-----------------------------------------------------------------------------------------------------
 Unrealized appreciation on foreign currency exchange contracts--Note 5                   6,961,172
-----------------------------------------------------------------------------------------------------
 Receivables and other assets:
 Investments sold (including $184,232,500 sold on a when-issued basis)--Note 1          285,762,807
 Interest, dividends and principal paydowns                                             163,348,055
 Shares of beneficial interest sold                                                       8,109,711
 Daily variation on futures contracts--Note 6                                               730,933
 Other                                                                                      541,009
                                                                                     --------------
 Total assets                                                                         8,330,562,471

=====================================================================================================
 LIABILITIES
-----------------------------------------------------------------------------------------------------
 Unrealized depreciation on foreign currency exchange contracts--Note 5                   4,251,709
-----------------------------------------------------------------------------------------------------
 Options written, at value (premiums received $1,385,040)--
 see accompanying statement--Note 7                                                              --
-----------------------------------------------------------------------------------------------------
 Payables and other liabilities:
 Investments purchased (including $552,049,153 purchased on a
 when-issued basis)--Note 1                                                             673,130,742
 Shares of beneficial interest redeemed                                                  15,241,893
 Dividends                                                                                7,452,763
 Distribution and service plan fees                                                       4,648,216
 Daily variation on futures contracts--Note 6                                             1,620,195
 Closed foreign currency exchange contracts                                               1,429,580
 Transfer and shareholder servicing agent fees                                            1,115,404
 Shareholder reports                                                                        702,348
 Trustees' compensation                                                                       8,275
 Other                                                                                    2,915,275
                                                                                     --------------
 Total liabilities                                                                      712,516,400

=====================================================================================================
 NET ASSETS                                                                          $7,618,046,071
                                                                                     ==============

=====================================================================================================
 Composition of Net Assets
-----------------------------------------------------------------------------------------------------
 Paid-in capital                                                                     $8,730,516,454
-----------------------------------------------------------------------------------------------------
 Undistributed net investment income                                                     19,853,049
-----------------------------------------------------------------------------------------------------
 Accumulated net realized loss on investments and foreign currency transactions        (567,478,659)
-----------------------------------------------------------------------------------------------------
 Net unrealized depreciation on investments and translation of
 assets and liabilities denominated in foreign currencies                              (564,844,773)
                                                                                     --------------
 Net assets                                                                          $7,618,046,071
                                                                                     ==============





                      47 OPPENHEIMER STRATEGIC INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES Continued


=================================================================================================
 NET ASSET VALUE PER SHARE
-------------------------------------------------------------------------------------------------
 Class A Shares:
 Net asset value and redemption price per share (based on net assets of
 $3,578,105,311 and 826,937,325 shares of beneficial interest outstanding)            $   4.33
 Maximum offering price per share (net asset value plus sales charge of
 4.75% of offering price)                                                             $   4.55
-------------------------------------------------------------------------------------------------
 Class B Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of
 $3,380,688,810 and 779,312,054 shares of beneficial interest outstanding)            $   4.34
-------------------------------------------------------------------------------------------------
 Class C Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of
 $610,685,732 and 141,307,047 shares of beneficial interest outstanding)              $   4.32
-------------------------------------------------------------------------------------------------
 Class Y Shares:
 Net asset value, redemption price and offering price per share (based on net
 assets of $48,566,218 and 11,236,277 shares of beneficial interest outstanding)      $   4.32




 See accompanying Notes to Financial Statements.


                      48 OPPENHEIMER STRATEGIC INCOME FUND

 STATEMENT OF OPERATIONS  For the Year Ended September 30, 1999

===========================================================================================
 INVESTMENT INCOME
-------------------------------------------------------------------------------------------
 Interest (net of foreign withholding taxes of $572,334)                      $ 830,370,879
-------------------------------------------------------------------------------------------
 Dividends:
 Unaffiliated companies                                                          20,810,422
 Affiliated companies                                                             2,297,162
                                                                              -------------
 Total income                                                                   853,478,463

===========================================================================================
 EXPENSES
-------------------------------------------------------------------------------------------
 Distribution and service plan fees--Note 4:
 Class A                                                                          9,366,471
 Class B                                                                         38,357,095
 Class C                                                                          6,503,018

-------------------------------------------------------------------------------------------
 Management fees--Note 4                                                         43,449,103

-------------------------------------------------------------------------------------------
 Transfer and shareholder servicing agent fees--Note 4:
 Class A                                                                          4,828,148
 Class B                                                                          4,885,212
 Class C                                                                            826,293
 Class Y                                                                                759
-------------------------------------------------------------------------------------------
 Shareholder reports                                                              1,863,349
-------------------------------------------------------------------------------------------
 Custodian fees and expenses                                                      1,094,795
-------------------------------------------------------------------------------------------
 Legal, auditing and other professional fees                                        145,994
-------------------------------------------------------------------------------------------
 Trustees' compensation                                                             101,485
-------------------------------------------------------------------------------------------
 Other                                                                              387,308
                                                                              -------------
 Total expenses                                                                 111,809,030
 Less expenses paid indirectly--Note 1                                             (382,888)
                                                                              -------------
 Net expenses                                                                   111,426,142

===========================================================================================
 NET INVESTMENT INCOME                                                          742,052,321

===========================================================================================
 REALIZED AND UNREALIZED GAIN (LOSS)
-------------------------------------------------------------------------------------------
 Net realized gain (loss) on:
 Investments (including premiums on options exercised)                         (145,250,408)
 Closing of futures contracts                                                   (65,155,797)
 Closing and expiration of option contracts written--Note 7                         269,380
 Foreign currency transactions                                                 (197,505,612)
                                                                              -------------
 Net realized loss                                                             (407,642,437)

-------------------------------------------------------------------------------------------
 Net change in unrealized appreciation or depreciation on:
 Investments                                                                    (99,030,270)
 Translation of assets and liabilities denominated in foreign currencies        (38,348,034)
                                                                              -------------
 Net change                                                                    (137,378,304)
                                                                              -------------
 Net realized and unrealized loss                                              (545,020,741)

===========================================================================================
 NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                         $ 197,031,580
                                                                              =============




 See accompanying Notes to Financial Statements.

                      49 OPPENHEIMER STRATEGIC INCOME FUND

 STATEMENTS OF CHANGES IN NET ASSETS

 YEAR ENDED SEPTEMBER 30,                                                               1999                1998
=======================================================================================================================
 OPERATIONS
-----------------------------------------------------------------------------------------------------------------------
 Net investment income                                                         $   742,052,321        $   687,314,690
-----------------------------------------------------------------------------------------------------------------------
 Net realized loss                                                                (407,642,437)           (48,281,873)
-----------------------------------------------------------------------------------------------------------------------
 Net change in unrealized appreciation or depreciation                            (137,378,304)          (616,167,861)
                                                                               ----------------------------------------
 Net increase in net assets resulting from operations                              197,031,580             22,864,956


=======================================================================================================================
 DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
-----------------------------------------------------------------------------------------------------------------------
 Dividends from net investment income:
 Class A                                                                          (332,524,983)          (340,411,302)
 Class B                                                                          (303,784,356)          (292,816,126)
 Class C                                                                           (51,672,509)           (41,285,457)
 Class Y                                                                            (2,954,830)              (254,429)


=======================================================================================================================
 BENEFICIAL INTEREST TRANSACTIONS
-----------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in net assets resulting from beneficial interest transactions--Note 2:
 Class A                                                                          (145,466,340)           286,365,951
 Class B                                                                          (434,673,384)           839,747,928
 Class C                                                                              (832,561)           280,612,438
 Class Y                                                                            43,909,649              7,299,336


=======================================================================================================================
 NET ASSETS
-----------------------------------------------------------------------------------------------------------------------
 Total increase (decrease)                                                      (1,030,967,734)           762,123,295
-----------------------------------------------------------------------------------------------------------------------

 Beginning of period                                                             8,649,013,805          7,886,890,510
                                                                               ----------------------------------------
 End of period (including undistributed net investment
 income of $19,853,049 and $8,969,641, respectively)                           $ 7,618,046,071        $ 8,649,013,805
                                                                               ========================================




 See accompanying Notes to Financial Statements.


                      50 OPPENHEIMER STRATEGIC INCOME FUND

 FINANCIAL HIGHLIGHTS

 CLASS A         YEAR ENDED SEPTEMBER 30,             1999          1998         1997          1996          1995
=====================================================================================================================
 PER SHARE OPERATING DATA
---------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                 $4.59         $4.95        $4.84         $4.68         $4.75
---------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                  .42           .42          .43           .44           .41
 Net realized and unrealized gain (loss)               (.29)         (.37)         .09           .15          (.03)
                                                  -------------------------------------------------------------------
 Total income (loss) from
 investment operations                                  .13           .05          .52           .59           .38
---------------------------------------------------------------------------------------------------------------------
 Dividends and distributions to shareholders:
 Dividends from net investment income                  (.39)         (.41)        (.41)         (.41)         (.41)
 Distributions from net realized gain                    --            --           --            --          (.01)
 Tax return of capital distribution                      --            --           --          (.02)         (.03)
                                                  -------------------------------------------------------------------
 Total dividends and distributions
 to shareholders                                       (.39)         (.41)        (.41)         (.43)         (.45)
---------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                       $4.33         $4.59        $4.95         $4.84         $4.68
                                                  ===================================================================



=====================================================================================================================
 TOTAL RETURN, AT NET ASSET VALUE(1)                   2.91%         0.80%       11.29%        13.06%         8.62%
---------------------------------------------------------------------------------------------------------------------

=====================================================================================================================
 RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------
 Net assets, end of period (in millions)             $3,578        $3,951       $3,969        $3,526        $3,219
---------------------------------------------------------------------------------------------------------------------
 Average net assets (in millions)                    $3,798        $4,077       $3,735        $3,340        $3,085
---------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(2)
 Net investment income                                 9.34%         8.48%        8.77%         9.09%         9.63%
 Expenses                                              0.94%         0.92%(3)     0.93%(3)      0.97%(3)      0.99%(3)
---------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate(4)                             172%          104%         117%          105%          142%


 1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

 2. Annualized for periods of less than one full year.

 3. Expense ratio reflects the effect of expenses paid indirectly by the Fund.

 4. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended September 30, 1999, were $13,602,460,114 and $13,814,171,199, respectively.

 See accompanying Notes to Financial Statements.



                      51 OPPENHEIMER STRATEGIC INCOME FUND

 FINANCIAL HIGHLIGHTS Continued







 CLASS B       YEAR ENDED SEPTEMBER 30,               1999           1998           1997         1996          1995
============================================================================================================================
 PER SHARE OPERATING DATA
----------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                $4.61          $4.96          $4.85         $4.69          $4.76
----------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                 .39            .37            .39           .40            .37
 Net realized and unrealized gain (loss)              (.30)          (.35)           .10           .15           (.03)
                                                    ------------------------------------------------------------------------
 Total income (loss) from
 investment operations                                 .09            .02            .49           .55            .34
----------------------------------------------------------------------------------------------------------------------------
 Dividends and distributions to shareholders:
 Dividends from net investment income                 (.36)          (.37)          (.38)         (.37)          (.37)
 Distributions from net realized gain                   --             --             --            --           (.01)
 Tax return of capital distribution                     --             --             --          (.02)          (.03)
                                                    ------------------------------------------------------------------------
 Total dividends and distributions
 to shareholders                                      (.36)          (.37)          (.38)         (.39)          (.41)
----------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                      $4.34          $4.61          $4.96         $4.85          $4.69
============================================================================================================================



============================================================================================================================
 TOTAL RETURN, AT NET ASSET VALUE(1)                  1.92%          0.26%         10.43%        12.19%          7.79%
----------------------------------------------------------------------------------------------------------------------------

============================================================================================================================
 RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------
 Net assets, end of period (in millions)            $3,381         $4,041         $3,501        $2,590         $1,947
----------------------------------------------------------------------------------------------------------------------------
 Average net assets (in millions)                   $3,838         $3,871         $3,018        $2,250         $1,711
----------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(2)
 Net investment income                                8.55%          7.73%          7.94%         8.30%          8.83%
 Expenses                                             1.69%          1.67%(3)       1.69%(3)      1.72%(3)       1.75%(3)
----------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate(4)                            172%           104%           117%          105%           142%






 1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

 2. Annualized for periods of less than one full year.

 3. Expense ratio reflects the effect of expenses paid indirectly by the Fund.

 4. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended September 30, 1999, were $13,602,460,114 and $13,814,171,199, respectively.

 See accompanying Notes to Financial Statements.



                      52 OPPENHEIMER STRATEGIC INCOME FUND

 CLASS C               YEAR ENDED SEPTEMBER 30,             1999        1998        1997        1996        1995(5)
======================================================================================================================
 PER SHARE OPERATING DATA
----------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                $4.59         $4.95        $4.83         $4.68         $4.68
----------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                 .39           .37          .37           .38           .13
 Net realized and unrealized gain (loss)              (.30)         (.36)         .13           .16           .01
                                                ----------------------------------------------------------------------
 Total income (loss) from
 investment operations                                 .09           .01          .50           .54           .14
----------------------------------------------------------------------------------------------------------------------
 Dividends and distributions to shareholders:
 Dividends from net investment income                 (.36)         (.37)        (.38)         (.37)         (.12)
 Distributions from net realized gain                   --            --           --            --          (.01)
 Tax return of capital distribution                     --            --           --          (.02)         (.01)
                                                ----------------------------------------------------------------------
 Total dividends and distributions
 to shareholders                                      (.36)         (.37)        (.38)         (.39)         (.14)
----------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                      $4.32         $4.59        $4.95         $4.83         $4.68
                                                ======================================================================


======================================================================================================================
 TOTAL RETURN, AT NET ASSET VALUE(1)                  1.92%         0.05%       10.67%        11.96%         3.09%
----------------------------------------------------------------------------------------------------------------------

======================================================================================================================
 RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------
 Net assets, end of period (in millions)              $611          $651         $417          $175           $67
----------------------------------------------------------------------------------------------------------------------
 Average net assets (in millions)                     $650          $547         $291          $110           $24
----------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(2)
 Net investment income                                8.58%         7.73%        7.73%         8.18%         8.28%
 Expenses                                             1.69%         1.67%(3)     1.69%(3)      1.74%(3)      2.02%(3)
----------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate(4)                            172%          104%         117%          105%          142%









 1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

 2. Annualized for periods of less than one full year.

 3. Expense ratio reflects the effect of expenses paid indirectly by the Fund.

 4. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended September 30, 1999, were $13,602,460,114 and $13,814,171,199, respectively.

 5. For the period from May 26, 1995 (inception of offering) to September 30, 1995.

 See accompanying Notes to Financial Statements.


                      53 OPPENHEIMER STRATEGIC INCOME FUND

 FINANCIAL HIGHLIGHTS Continued







 CLASS Y                    YEAR ENDED SEPTEMBER 30,                         1999        1998(6)
==================================================================================================
 PER SHARE OPERATING DATA
--------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                                       $4.59        $4.90
--------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                                        .44          .29
 Net realized and unrealized gain (loss)                                     (.30)        (.32)
                                                                           -----------------------
 Total income (loss) from
 investment operations                                    .                   .14         (.03)
--------------------------------------------------------------------------------------------------
 Dividends and distributions to shareholders:
 Dividends from net investment income                                        (.41)        (.28)
 Distributions from net realized gain                                          --           --
 Tax return of capital distribution                                            --           --
                                                                           -----------------------
 Total dividends and distributions
 to shareholders                                                             (.41)        (.28)
--------------------------------------------------------------------------------------------------
 Net asset value, end of period                                             $4.32        $4.59
                                                                           =======================


==================================================================================================
 TOTAL RETURN, AT NET ASSET VALUE(1)                                        3.07%       (0.64)%
--------------------------------------------------------------------------------------------------

==================================================================================================
 RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------
 Net assets, end of period (in millions)                                      $49           $7
--------------------------------------------------------------------------------------------------
 Average net assets (in millions)                                             $32           $4
--------------------------------------------------------------------------------------------------
 Ratios to average net assets:(2)
 Net investment income                                                      10.16%        8.82%
 Expenses                                                                    0.57%        0.58%(3)
--------------------------------------------------------------------------------------------------
 Portfolio turnover rate(4)                                                   172%         104%






 1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

 2. Annualized for periods of less than one full year.

 3. Expense ratio reflects the effect of expenses paid indirectly by the Fund.

 4. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended September 30, 1999, were $13,602,460,114 and $13,814,171,199, respectively.

 5. For the period from May 26, 1995 (inception of offering) to September 30, 1995.

 6. For the period from January 26, 1998 (inception of offering) to September 30, 1998.

 See accompanying Notes to Financial Statements.

                      54 OPPENHEIMER STRATEGIC INCOME FUND

NOTES TO FINANCIAL STATEMENTS

================================================================================
1. SIGNIFICANT ACCOUNTING POLICIES
Oppenheimer Strategic Income Fund (the Fund) is a separate series of Oppenheimer Strategic Funds Trust, a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek high current income by investing mainly in debt securities and by writing covered call options on them. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B, Class C and Class Y shares. Class A shares are sold with a front-end sales charge on investments up to $1 million. Class B and Class C shares may be subject to a contingent deferred sales charge (CDSC). Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B and C have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES VALUATION. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Foreign currency exchange contracts are valued based on the closing prices of the foreign currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. Options are valued based upon the last sale price on the principal exchange on which the option is traded or, in the absence of any transactions that day, the value is based upon the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices. If the last sale price is outside the spread, the closing bid is used.


                      55 OPPENHEIMER STRATEGIC INCOME FUND

================================================================================
1. SIGNIFICANT ACCOUNTING POLICIES  CONTINUED

STRUCTURED NOTES. The Fund invests in foreign currency-linked structured notes whose market value and redemption price are linked to foreign currency exchange rates. The structured notes may be leveraged, which increases the notes' volatility relative to the face of the security. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying financial statements. As of September 30, 1999, the market value of these securities comprised 4.90% of the Fund's net assets and resulted in realized and unrealized losses of $58,973,666. The Fund also hedges a portion of the foreign currency exposure generated by these securities, as discussed in Note 5.

--------------------------------------------------------------------------------
SECURITIES PURCHASED ON A WHEN-ISSUED BASIS. Delivery and payment for securities that have been purchased by the Fund on a forward commitment or when-issued basis can take place a month or more after the transaction date. Normally the settlement date occurs within six months after the transaction date; however, the Fund may, from time to time, purchase securities whose settlement date extends beyond six months and possibly as long as two years or more beyond trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued or forward commitment basis may increase the volatility of the Fund's net asset value to the extent the Fund makes such purchases while remaining substantially fully invested. As of September 30, 1999, the Fund had entered into net outstanding when-issued or forward commitments of $367,816,653.

         In connection with its ability to purchase securities on a when-issued or forward commitment basis, the Fund may enter into mortgage dollar-rolls in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund records each dollar-roll as a sale and a new purchase transaction.

--------------------------------------------------------------------------------
SECURITY CREDIT RISK. The Fund invests in high yield securities, which may be subject to a greater degree of credit risk, greater market fluctuations and risk of loss of income and principal, and may be more sensitive to economic conditions than lower yielding, higher rated fixed income securities. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. As of September 30, 1999, securities with an aggregate market value of $40,819,279, representing 0.54% of the Fund's net assets, were in default.


                      56 OPPENHEIMER STRATEGIC INCOME FUND

--------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSLATION. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

         The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers to shareholders. Therefore, no federal income or excise tax provision is required. As of September 30, 1999, the Fund had available for federal tax purposes an unused capital loss carryover of approximately $131,000,000, which expires between 2004 and 2007.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.


                      57 OPPENHEIMER STRATEGIC INCOME FUND

================================================================================
1. SIGNIFICANT ACCOUNTING POLICIES  CONTINUED

CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

         The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended September 30, 1999, amounts have been reclassified to reflect a decrease in undistributed net investment income of $40,232,235. Accumulated net realized loss on investments was decreased by the same amount.

--------------------------------------------------------------------------------
EXPENSE OFFSET ARRANGEMENTS. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.

--------------------------------------------------------------------------------
OTHER. Investment transactions are accounted for as of trade date and dividend income is recorded on the ex-dividend date. Discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and options written and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes. Dividends-in-kind are recognized as income on the ex-dividend date, at the current market value of the underlying security. Interest on payment-in-kind debt instruments is accrued as income at the coupon rate and a market adjustment is made periodically.

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


                      58 OPPENHEIMER STRATEGIC INCOME FUND

================================================================================
2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                   YEAR ENDED SEPTEMBER 30, 1999              YEAR ENDED SEPTEMBER 30, 1998(1)
                                     SHARES              AMOUNT                 SHARES              AMOUNT
-----------------------------------------------------------------------------------------------------------------
CLASS A
Sold                              210,357,994       $   943,636,992           226,516,643       $ 1,102,213,098
Dividends and/or
distributions reinvested           49,300,561           220,865,642            47,696,173           231,314,549
Redeemed                         (292,545,647)       (1,309,968,974)         (216,278,686)       (1,047,161,696)
                                ---------------------------------------------------------------------------------
Net increase (decrease)           (32,887,092)      $  (145,466,340)           57,934,130       $   286,365,951
                                =================================================================================

-----------------------------------------------------------------------------------------------------------------
CLASS B
Sold                              138,220,468       $   623,572,586           259,001,856       $ 1,262,505,059
Dividends and/or
distributions reinvested           39,440,826           177,208,187            35,407,600           171,947,410
Redeemed                         (275,663,259)       (1,235,454,157)         (122,794,164)         (594,704,541)
                                ---------------------------------------------------------------------------------
Net increase (decrease)           (98,001,965)      $  (434,673,384)          171,615,292       $   839,747,928
                                =================================================================================

-----------------------------------------------------------------------------------------------------------------
CLASS C
Sold                               45,604,390       $   205,068,929            80,636,266       $   391,857,497
Dividends and/or
distributions reinvested            7,740,800            34,637,921             5,966,978            28,828,647
Redeemed                          (53,776,931)         (240,539,411)          (29,095,369)         (140,073,706)
                                ---------------------------------------------------------------------------------
Net increase (decrease)              (431,741)      $      (832,561)           57,507,875       $   280,612,438
                                =================================================================================

-----------------------------------------------------------------------------------------------------------------
CLASS Y
Sold                               11,772,141       $    52,994,761             1,871,062       $     9,054,516
Dividends and/or
distributions reinvested              655,519             2,909,707                52,161               248,947
Redeemed                           (2,696,663)          (11,994,819)             (417,943)           (2,004,127)
                                ---------------------------------------------------------------------------------
Net increase                        9,730,997       $    43,909,649             1,505,280       $     7,299,336
                                =================================================================================

1. For the year ended September 30, 1998 for Class A, Class B and Class C shares and for the period from January 26, 1998 (inception of offering) to September 30, 1998 for Class Y shares.
================================================================================

3. UNREALIZED GAINS AND LOSSES ON SECURITIES

As of September 30, 1999, net unrealized depreciation on securities and options written of $567,481,841 was composed of gross appreciation of $164,868,735, and gross depreciation of $732,350,576.


                      59 OPPENHEIMER STRATEGIC INCOME FUND

================================================================================
4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.75% of the first $200 million of average annual net assets of the Fund, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, 0.60% of the next $200 million and 0.50% of the average annual net assets in excess of $1 billion. The Fund's management fee for the year ended September 30, 1999, was 0.52% of average annual net assets for each class of shares.

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and for other registered investment companies. OFS's total costs of providing such services are allocated ratably to these companies.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN FEES. Under its General Distributor's Agreement with the Manager, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                              AGGREGATE          CLASS A       COMMISSIONS        COMMISSIONS        COMMISSIONS
                              FRONT-END        FRONT-END        ON CLASS A         ON CLASS B         ON CLASS C
                          SALES CHARGES    SALES CHARGES            SHARES             SHARES             SHARES
                             ON CLASS A      RETAINED BY       ADVANCED BY        ADVANCED BY        ADVANCED BY
YEAR ENDED                       SHARES      DISTRIBUTOR       DISTRIBUTOR(1)     DISTRIBUTOR(1)     DISTRIBUTOR(1)
--------------------------------------------------------------------------------------------------------------------
September 30, 1999           $9,786,050       $2,971,417          $547,997        $22,420,501         $1,887,953

1. The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.

                                     CLASS A                         CLASS B                         CLASS C
                         CONTINGENT DEFERRED             CONTINGENT DEFERRED             CONTINGENT DEFERRED
                               SALES CHARGES                   SALES CHARGES                   SALES CHARGES
YEAR ENDED           RETAINED BY DISTRIBUTOR         RETAINED BY DISTRIBUTOR         RETAINED BY DISTRIBUTOR
-------------------------------------------------------------------------------------------------------------
September 30, 1999                   $52,154                     $11,656,313                        $346,906

         The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B and Class C shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.


                      60 OPPENHEIMER STRATEGIC INCOME FUND

--------------------------------------------------------------------------------
CLASS A SERVICE PLAN FEES. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of Class A shares. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares of the Fund. For the fiscal year ended September 30, 1999, payments under the Class A Plan totaled $9,366,471, all of which was paid by the Distributor to recipients. That included $692,780 paid to an affiliate of the Distributor's parent company. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.

--------------------------------------------------------------------------------
CLASS B AND CLASS C DISTRIBUTION AND SERVICE PLAN FEES. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B and Class C plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.

         The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The asset-based sales charges on Class B and Class C shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.

         The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and from the Fund under the plans. If either the Class B or the Class C plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carry-forward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

Distribution fees paid to the Distributor for the year ended September 30, 1999, were as follows:

                                                                  DISTRIBUTOR'S       DISTRIBUTOR'S
                                                                      AGGREGATE        UNREIMBURSED
                                                                   UNREIMBURSED       EXPENSES AS %
                         TOTAL PAYMENTS     AMOUNT RETAINED            EXPENSES       OF NET ASSETS
                             UNDER PLAN      BY DISTRIBUTOR          UNDER PLAN            OF CLASS
-----------------------------------------------------------------------------------------------------
Class B Plan                $38,357,095         $31,023,782        $127,444,289                3.77%
Class C Plan                  6,503,018           3,651,413          10,533,859                1.72


                      61 OPPENHEIMER STRATEGIC INCOME FUND

================================================================================
5. FOREIGN CURRENCY CONTRACTS

A foreign currency exchange contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency exchange contracts for operational purposes and to seek to protect against adverse exchange rate fluctuations. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.

         The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates as provided by a reliable bank, dealer or pricing service. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities.

         The Fund may realize a gain or loss upon the closing or settlement of the foreign currency transactions. Realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.

         Securities denominated in foreign currency to cover net exposure on outstanding foreign currency contracts are noted in the Statement of Investments where applicable.

As of September 30, 1999, the Fund had outstanding foreign currency contracts as follows:

                                                      CONTRACT
                                     EXPIRATION         AMOUNT   VALUATION AS OF      UNREALIZED      UNREALIZED
CONTRACT DESCRIPTION                      DATES          (000S)   SEPT. 30, 1999    APPRECIATION    DEPRECIATION
-----------------------------------------------------------------------------------------------------------------
CONTRACTS TO PURCHASE
British Pound Sterling (GBP)           11/22/99      GBP 4,470      $  7,362,165      $  102,437      $       --
Euro (EUR)                             11/24/99     EUR 34,470        36,872,736         745,749              --
Japanese Yen (JPY)              10/4/99-10/7/99  JPY 8,501,823        79,901,155       4,934,934          13,545
                                                                                      ---------------------------
                                                                                       5,783,120          13,545
                                                                                      ---------------------------
CONTRACTS TO SELL
Australian Dollar (AUD)                11/17/99     AUD 14,135         9,231,711              --          56,258
British Pound Sterling (GBP)   10/12/99-12/2/99     GBP 71,050       117,021,939              --       3,576,486
Euro (EUR)                     10/1/99-11/22/99      EUR 6,933         7,415,002              --         154,113
Hong Kong Dollar (HKD)          1/26/00-1/31/00    HKD 152,947        19,651,307              --         451,307
Japanese Yen (JPY)                     11/24/99  JPY 3,728,275        35,318,290         808,697              --
New Zealand Dollar (NZD)               11/24/99     NZD 42,390        21,915,068         369,355              --
                                                                                      ---------------------------
                                                                                       1,178,052       4,238,164
                                                                                      ---------------------------
Total Unrealized Appreciation and Depreciation                                        $6,961,172      $4,251,709
                                                                                      ===========================



                      62 OPPENHEIMER STRATEGIC INCOME FUND

================================================================================
6. FUTURES CONTRACTS

The Fund may buy and sell futures contracts in order to gain exposure to or to seek to protect against changes in interest rates. The Fund may also buy or write put or call options on these futures contracts.

         The Fund generally sells futures contracts to hedge against increases in interest rates and the resulting negative effect on the value of fixed rate portfolio securities. The Fund may also purchase futures contracts to gain exposure to changes in interest rates as it may be more efficient or cost effective than actually buying fixed income securities.

         Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund may recognize a realized gain or loss when the contract is closed or expires.

         Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin.

         Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

As of September 30, 1999, the Fund had outstanding futures contracts as follows:

                                                                                                      UNREALIZED
                                                              NUMBER OF     VALUATION AS OF         APPRECIATION
CONTRACT DESCRIPTION                 EXPIRATION DATE          CONTRACTS      SEPT. 30, 1999        (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------
CONTRACTS TO PURCHASE
U.S. Treasury Bonds., 10 yr.                12/20/99              1,414        $155,716,750          $   394,664
                                                                                                     -----------
CONTRACTS TO SELL
Canadian Bond, 10 yr.                       12/20/99                150          12,547,125              (47,976)
United Kingdom Gilt                         12/24/99                233          40,847,814              878,193
U.S. Treasury Bonds, 30 yr.                 12/20/99                270          30,763,125              (92,188)
U.S. Treasury Nts., 5 yr.                   12/20/99              3,275         355,235,156           (1,126,665)
U.S. Treasury Nts., 2 yr.                   12/29/99                 50          10,376,563              (10,937)
                                                                                                     -----------
                                                                                                        (399,573)
                                                                                                     -----------
                                                                                                     $    (4,909)
                                                                                                     ===========


                      63 OPPENHEIMER STRATEGIC INCOME FUND

================================================================================
7. OPTION ACTIVITY

The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.

         The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

         Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

         Securities designated to cover outstanding call options are noted in the Statement of Investments where applicable. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a note to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Gains and losses are reported in the Statement of Operations.

         The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Written option activity for the September 30, 1999, was as follows:

                                                            CALL OPTIONS                             PUT OPTIONS
                                     -----------------------------------------------------------------------------
                                           NUMBER OF           AMOUNT OF           NUMBER OF           AMOUNT OF
                                             OPTIONS            PREMIUMS             OPTIONS            PREMIUMS
------------------------------------------------------------------------------------------------------------------
Options outstanding as of
September 30, 1998                                --         $        --             205,825        $  5,480,781
Options written                       15,446,138,995           1,913,443         761,720,472          10,576,863
Options closed or expired            (15,446,138,995)         (1,913,443)       (264,161,967)        (10,170,501)
Options exercised                                 --                  --            (124,330)         (4,502,103)
                                     -----------------------------------------------------------------------------
Options outstanding as of
September 30, 1999                                --         $        --         497,640,000        $  1,385,040
                                     =============================================================================



                      64 OPPENHEIMER STRATEGIC INCOME FUND

================================================================================
8. ILLIQUID OR RESTRICTED SECURITIES

As of September 30, 1999, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limitation. The aggregate value of illiquid or restricted securities subject to this limitation as of September 30, 1999, was $699,229,852, which represents 9.18% of the Fund's net assets, of which $18,640,683 is considered restricted. Information concerning restricted securities is as follows:

                                                                                                   VALUATION PER
                                                                                                      UNIT AS OF
SECURITY                                               ACQUISITION DATES      COST PER UNIT       SEPT. 30, 1999
------------------------------------------------------------------------------------------------------------------
BONDS
Capitol Queen & Casino, Inc., 12% First Mtg. Nts.,
Series A, 11/15/00                                     11/18/93-12/17/93              95.98%                0.00%
------------------------------------------------------------------------------------------------------------------
ECM Fund, LPI, 14% Sub. Nts., 6/10/02                            4/14/92             100.00                98.63
------------------------------------------------------------------------------------------------------------------
Tag Heuer International SA, 12% Sr.
Sub. Nts., 12/15/05                                      12/8/95-8/13/96             102.00               111.41
------------------------------------------------------------------------------------------------------------------
Trans World Airlines Lease, 14%
Equipment Trust, 7/2/08                                          3/19/98             101.00               100.00

STOCKS AND WARRANTS
Becker Gaming, Inc. Wts., Exp. 11/15/00                 11/18/93-12/9/93          $    2.10              $  0.00
------------------------------------------------------------------------------------------------------------------
CGA Group Ltd. Wts., Exp. 12/31/49                               6/17/97                 --                 0.30
------------------------------------------------------------------------------------------------------------------
CGA Group Ltd., Preferred Stock, Series A               6/17/97-12/29/98              25.00                25.00
------------------------------------------------------------------------------------------------------------------
ECM Fund, LPI                                                    4/14/92           1,000.00               876.25
------------------------------------------------------------------------------------------------------------------
Omnipoint Corp. Wts., Exp. 11/29/00                             11/29/95                 --                55.88
------------------------------------------------------------------------------------------------------------------
Real Time Data Wts., Exp. 5/31/04                                6/30/99               0.01                 0.01


                      65 OPPENHEIMER STRATEGIC INCOME FUND

================================================================================
9. BANK BORROWINGS

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.35%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.0575% per annum.

         The Fund had no borrowings outstanding during the year ended September 30, 1999.


                      66 OPPENHEIMER STRATEGIC INCOME FUND

INDEPENDENT AUDITORS' REPORT

================================================================================
TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
OPPENHEIMER STRATEGIC INCOME FUND:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Oppenheimer Strategic Income Fund as of September 30, 1999, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended September 30, 1999 and 1998 and the financial highlights for the period October 1, 1994, to September 30, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1999, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Oppenheimer Strategic Income Fund as of September 30, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Denver, Colorado
October 21, 1999


                      67 OPPENHEIMER STRATEGIC INCOME FUND

FEDERAL INCOME TAX INFORMATION  Unaudited

================================================================================
In early 2000, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 1999. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

         Dividends paid by the Fund during the fiscal year ended September 30, 1999 which are not designated as capital gain distributions should be multiplied by 3.20% to arrive at the net amount eligible for the corporate dividend-received deduction.

         The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


                      68 OPPENHEIMER STRATEGIC INCOME FUND

OPPENHEIMER STRATEGIC INCOME FUND

A Series of Oppenheimer Strategic Funds Trust
================================================================================
OFFICERS AND TRUSTEES          James C. Swain, Trustee and Chairman of the Board
                               Bridget A. Macaskill, President
                               William H. Armstrong, Trustee
                               Robert G. Avis, Trustee
                               William A. Baker, Trustee
                               Jon S. Fossel, Trustee
                               Sam Freedman, Trustee
                               Raymond J. Kalinowski, Trustee
                               C. Howard Kast, Trustee
                               Robert M. Kirchner, Trustee
                               Ned M. Steel, Trustee
                               David P. Negri, Vice President
                               Arthur P. Steinmetz, Vice President
                               Andrew J. Donohue, Vice President and Secretary
                               Brian W. Wixted, Treasurer
                               Robert G. Zack, Assistant Secretary
                               Robert J. Bishop, Assistant Treasurer
                               Scott T. Farrar, Assistant Treasurer

================================================================================
INVESTMENT ADVISOR             OppenheimerFunds, Inc.

================================================================================
DISTRIBUTOR                    OppenheimerFunds Distributor, Inc.

================================================================================
TRANSFER AND                   OppenheimerFunds Services
SHAREHOLDER
SERVICING AGENT

================================================================================
CUSTODIAN OF                   The Bank of New York
PORTFOLIO SECURITIES

================================================================================
INDEPENDENT AUDITORS           Deloitte & Touche LLP

================================================================================
LEGAL COUNSEL                  Myer, Swanson, Adams & Wolf, P.C.

                               This is a copy of a report to shareholders of Oppenheimer Strategic Income Fund. This report must be preceded or accompanied by a Prospectus of Oppenheimer Strategic Income Fund. For material information concerning the Fund, see the Prospectus.

                               SHARES OF OPPENHEIMER FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT GUARANTEED BY ANY BANK, ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.


                      69 OPPENHEIMER STRATEGIC INCOME FUND

INFORMATION AND SERVICES
--------------------------------------------------------------------------------
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timely market updates, or immediate account access, you can count on us whenever you need assistance. So call us today, or visit our website--we're here to help.

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RA0230.001.0999  November 29, 1999